UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22935

PAX WORLD FUNDS SERIES TRUST III
(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801
(Address of principal executive offices)	(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:	800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

**DOMESTIC EQUITY**

PAX LARGE CAP FUND

PAX MID CAP FUND

PAX SMALL CAP FUND

PAX ESG BETA® QUALITY FUND

PAX ESG BETA® DIVIDEND FUND

**FIXED INCOME**

PAX CORE BOND FUND

PAX HIGH YIELD BOND FUND

**GLOBAL/INTERNATIONAL EQUITY**

PAX GLOBAL OPPORTUNITIES FUND

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

PAX ELLEVATE GLOBAL WOMEN'S LEADERSHIP FUND

PAX MSCI EAFE ESG LEADERS INDEX FUND

**MULTI-ASSET**

PAX BALANCED FUND

# ANNUAL REPORT

December 31, 2018

PAX World Funds
Advised by Impax

## SAVE TREES. SWITCH TO E-DELIVERY.

Pax direct shareholders: Go to www.paxworld.com/account and log in to online account access. E-delivery is under the Account Options menu.

Advisor/Brokerage clients: contact your financial intermediary or follow instructions included with this booklet.

**IMPORTANT NOTE:** If you currently receive Annual and/or Semi-Annual Reports by mail, beginning on January 1, 2021, you will instead receive a notice when such reports are available to view or download from our website. This is one of three options that will be available to receive this important information. Please see the inside front cover of this report to learn more, including how to elect your preference to receive an e-mail when reports are available, a mailed notice when reports are available or the full Annual and/or Semi-Annual Report by mail.

If you currently receive Annual and Semi-Annual Reports electronically, you will not be affected by this change and you need not take any action.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' Annual and Semi-Annual Reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by logging in to your account at www.paxworld.com/account. If you own Fund shares through a financial intermediary, please contact your financial intermediary or follow instructions included with this report.

You may elect to receive all future Annual and Semi-Annual Reports in paper free of charge. You can inform us that you wish to continue receiving paper copies by calling 1(800) 372-7827. If you own Fund shares through a financial intermediary, please contact your financial intermediary or follow instructions included with this report to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with Pax World or your financial intermediary.

Table of Contents

Glossary of Terms	2
Letter to Shareholders	5
Portfolio Manager Comments and Highlights	9
Pax Large Cap Fund	10
Pax Mid Cap Fund	14
Pax Small Cap Fund	17
Pax ESG Beta Quality Fund	21
Pax ESG Beta Dividend Fund	24
Pax Global Opportunities Fund	27
Pax Global Environmental Markets Fund	31
Pax Ellevate Global Women’s Leadership Fund	37
Pax MSCI EAFE ESG Leaders Index Fund	42
Pax Core Bond Fund	46
Pax High Yield Bond Fund	50
Pax Balanced Fund	55
Sustainable Investing Update	58
Shareholder Expense Examples	60
Schedules of Investments	63
Statements of Assets and Liabilities	110
Statements of Operations	114
Statements of Changes in Net Assets	116
Statements of Changes in Net Assets—Shares of Beneficial Interest	122
Financial Highlights	126
Notes to Financial Statements	140
Report of Independent Registered Public Accounting Firm	163
Board Considerations in Approving the New Subadvisory Agreement	166
Trustees and Officers	168
Account Options and Services	173

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 9824
Providence, RI 02940-8024

Investment Advisers

Impax Asset Management LLC
Pax Ellevate Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent

BNY Mellon Investment
Servicing (U.S.) Inc.
P.O. Box 9824
Providence, RI 02940-8024

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

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Glossary of Terms

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index, maintained by Bloomberg L.P. often used to represent investment grade bonds being traded in United States.

Blended Index for the Balanced Fund is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax Global Environmental Markets Fund.

ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or Eurobond markets, with total index allocation to an individual issuer limited to 2%.

Lipper Core Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Core Bond Index Funds Average. The Lipper Core Bond Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Lipper Equity Income Funds Index tracks the results of the 30 largest mutual funds in the Lipper Equity Income Funds Index Average. The Lipper Equity Income Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities.

Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Yield Bond Funds Average. The Lipper High Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Index Average. The Lipper International Large-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ration, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

2

Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large Cap Core Funds Index Average. The Lipper Large Cap Core Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500 Index.

Lipper Mid-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Core Funds Average. The Lipper Mid-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE mid-cap ceiling. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Index Average. The Lipper Multi-Cap Core Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small- Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

MSCI All-Country World Index (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.

MSCI EAFE ESG Leaders Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG

3

Glossary of Terms, continued

score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Morningstar Allocation – 50% to 70% Equity seeks to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

Pax Global Women’s Leadership Index is a customized market capitalization-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by the Impax Asset Management (IAM) Gender Analytics team, with final approval by the IAM Women’s Index Committee. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by the IAM Gender Analytics team, with final approval by the IAM Women’s Index Committee.

Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed U.S stocks.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index measures performance of the mid-capitalization sector of the U.S. equity market. The index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000 Index. The index is a subset of the Russell 1000 Index and serves as the underlying index for the Russell Midcap Growth and Value Index series. The Index is reconstituted annually.

S&P 500 Index is an unmanaged index of large capitalization common stocks.

Performance for the MSCI ACWI Index, the MSCI EAFE Index, the MSCI EAFE ESG Leaders Index, the MSCI World Index and the Pax Global Women’s Leadership Index are shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

Securities Indices above assume reinvestment of all distributions and interest payments, have no policy of sustainable investing and do not take in to account brokerage fees or expenses.

Lipper Indices above are not what are typically considered to be an “index” because they track the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

Diversification does not eliminate the risk of experiencing investment losses.

One cannot invest directly in any index.

4

Letter to Shareholders
by Joseph Keefe, President & CEO

Dear fellow shareholders,

Reflecting back on 2018 requires some degree of intestinal fortitude. It was a tumultuous year whether one is looking at financial markets, the political environment or global developments. It is hard to remember a year when political risk was more acute, given the antics of politicians in Washington, London and other capitals. Moreover, the year ended with a market rout in December that capped the worst year for mutual fund outflows in decades. According to Lipper, domestic stock funds recorded their worst monthly outflows in history in December, withdrawing a net $98 billion, which smashed the October 2008 record of $48.8 billion.1

If there was a silver lining for Pax shareholders, it was that our investment approach, with its careful attention to risk and focus on quality companies, is meant to help investors weather market volatility and downturns. As a result, our funds generally performed well amidst the steep December decline. For example, according to Reuters, using our institutional class shares,2 10 out of our 12 funds were in the top 50 percent of their peer group during the volatile fourth quarter of 2018, and seven of our 12 funds were in the top one-third of their peer group. For the one year period ended December 31, 2018, eight of 11 funds with track records longer than one year were in the top 50 percent of their peer group, while six of the 11 funds were in the top quintile.3

We firmly believe that our focus on integrating environmental, social and governance (ESG) factors into investment analysis and portfolio construction also gives us an additional leg up when it comes to managing risk. In her article “The Financial Performance of Sustainability: ESG and Risk,” my colleague Julie Gorte summarizes some of the literature on this topic, and I would highly recommend it to you. In fact, if you haven’t read some of the engaging thought leadership authored by Julie and other members of our team, on issues ranging from climate change to gender equality, I encourage you to do so. You can find it here: https://paxworld.com/thought-leadership.

In addition to potentially providing added protection to investors during sudden market downturns, we also believe that our approach to integrating ESG factors helps us build durable portfolios that are better designed for the longer term. Because we are essentially investing in the transition to a more sustainable global economy, we believe our portfolio managers and analysts uncover both risks and

5

opportunities that traditional managers may often ignore. That so many other firms are suddenly embracing sustainable investing and introducing ESG funds of their own is testament to the fact that this is an investment approach whose time has come.

In fact, this is one of the big stories of 2018 as well — the explosive growth of ESG. According to Morningstar, the number of ESG funds and ETFs grew by 50 percent in the year 2018 alone.4 We believe this is remarkable growth, and we expect it to continue.

To be sure, the rapid growth of ESG will also present some challenges for financial professionals and investors. Some of the new entrants and funds are undoubtedly careful stewards of client and shareholder assets and are embracing ESG because they genuinely believe that it can add value while also addressing critical global challenges. Other efforts may amount to mere marketing ploys and attempts to gather assets by capitalizing on what they see as the latest fad. For us, this is not a fad. We strongly believe that the transition to a more sustainable global economy is both urgent and necessary, and that smart investors can both hasten and profit from that transformation.

We also continue to focus on impact. We invest in companies that we have determined are leaders in advancing women and gender equality. We invest in companies that are developing solutions to address climate change and other global resource challenges. We press companies in our investment portfolios to improve their board diversity, to embrace equal pay for male and female employees, to reduce their carbon footprints and improve their sustainability performance. We invest directly in high-impact community ventures and green bonds. We take this work seriously and have a long history of leadership in the sustainable investing community. More than ever, in considering sustainable or ESG investments, I would urge you to focus on authenticity in trying to separate the wheat from the chaff.

Finally, as I write it is just about one year since Pax’s investment adviser, Pax World Management LLC, was purchased by Impax Asset Management Group plc, a London-based investment adviser, and changed its name to Impax Asset Management LLC (the mutual funds are still called the Pax World Funds). I am pleased to report that integration between the two firms continues to go quite well, and I believe that as a larger, stronger firm with expanded capabilities and resources, we have already begun delivering on the promise of this combination. In fact, in June we launched the Pax Global Opportunities Fund (PXGOX),

6

sub-advised by our London colleagues, which invests in companies around the world that we believe are well-positioned to benefit from the transition to a more sustainable global economy. More to come.

As for 2019, I hope it will turn out to be a year of peace and reconciliation for our divided nation and our troubled world, and on behalf of my wonderful colleagues here at Impax and Pax, our very best wishes to you and yours.

Sincerely,

Joseph F. Keefe

President

[1]	FT Ignites, “December Redemptions Worst Ever for U.S. Stock Funds.” Jan. 4, 2019.

[2]

The minimum investment needed for investment in each of Pax Large Cap Fund - Institutional Class (PXLIX), Pax Mid Cap Fund - Institutional Class (PMIDX), Pax Small Cap Fund - Institutional Class (PXSIX), Pax ESG Beta Quality Fund - Institutional Class (PWGIX), Pax ESG Beta Dividend Fund - Institutional Class (PXDIX), Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX), Pax Global Environmental Markets Fund - Institutional Class (PGINX), Pax Global Opportunities Fund - Institutional Class (PXGOX), Pax MSCI EAFE ESG Leaders Index Fund – Institutional Class (PXNIX), Pax Core Bond Fund - Institutional Class (PXBIX), Pax High Yield Bond Fund - Institutional Class (PXHIX), and Pax Balanced Fund - Institutional Class (PAXIX) is $250,000.

[3]	Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category.

Data shown represents rankings for the Pax Large Cap Fund - Institutional Class (PXLIX), in the Lipper Large-Cap Core category, based on average annual returns: 1-year 36th percentile rank out of 745 funds. The Pax Large Cap Fund - Investor Class (PAXLX): 1-year 40th percentile rank out of 745 funds. The PXLIX and PAXLX inception date is 12/16/16.

Past performance does not guarantee future results.

Data shown represents rankings for the Pax Mid Cap Fund - Institutional Class (PMIDX), in the Lipper Mid-Cap Core category based on average annual returns: 1-year 66th percentile rank out of 422 funds. The Pax Mid Cap Fund - Investor Class (PWMDX): 1-year 69th percentile rank out of 422 funds.

Data shown represents rankings for the Pax Small Cap Fund - Institutional Class (PXSIX), in the Lipper Small-Cap Core category based on average annual returns: 1-year 76th percentile rank out of 973 funds, 3-year 89th percentile rank out of 840 funds, 5-year 76th percentile rank out of 707 funds, 10-year 34th percentile rank out of 565 funds. The Pax Small Cap Fund - Investor Class (PXSCX): 1-year 78th percentile rank out of 973 funds, 3-year 91st percentile rank out of 840 funds, 5-year 81st percentile rank out of 707 funds, 10-year 40th percentile rank out of 565 funds.

7

Data shown represents rankings for the Pax ESG Beta Quality Fund - Institutional Class (PWGIX), in the Lipper Multi-Cap Core category based on average annual returns: 1-year 17th percentile rank out of 765 funds, 3-year 39th percentile rank out of 668 funds, 5-year 21st percentile rank out of 589 funds, 10-year 13th percentile rank out of 460 funds. The ESG Beta Quality Fund – Investor Class (PXWGX): 1-year 20th percentile rank out of 765 funds, 3-year 44th percentile rank out of 668 funds, 5-Year 27th percentile rank out of 589 funds, 10-Year 18th percentile rank out of 460 funds.

Data shown represents rankings for the Pax ESG Beta Dividend Fund - Institutional Class (PXDIX), in the Lipper Equity Income category based on average annual returns: 1-year 11th percentile rank out of 543 funds. The Pax ESG Beta Dividend Fund - Investor Class (PAXDX): 1-Year 14th percentile rank out of 543 funds. The PXDIX and PAXDX inception date is 12/16/16.

Data shown represents rankings for the Pax MSCI EAFE ESG Leaders Index Fund – Institutional Class (PXNIX), in the Lipper International Large-Cap Core category based on average annual returns: 1-year 13th percentile rank out of 83 funds, 3-year 46th percentile rank out of 64 funds, 5-year 21st percentile rank out of 58 funds. The Pax MSCI EAFE ESG Leaders Index Fund – Investor Class (PXINX): 1-Year 15th percentile rank out of 83 funds, 3-Year 50th percentile rank out of 64 funds, 5-Year 26th percentile rank out of 58 funds.

Data shown represents rankings for the Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX) in the Lipper Global Multi-Cap Core category based on average annual returns: 1-year 19th percentile rank out of 151 funds, 3-year 11th percentile rank out of 116 funds, 5-year 18th percentile rank out of 101 funds, 10-year 73rd percentile rank out of 68 funds and 54-months: Since 06/04/14 17th percentile rank out of 102 funds. The Pax Ellevate Global Women’s Leadership Fund - Investor Class (PXWEX): 1-year 20th percentile rank out of 151 funds, 3-year 18th percentile rank out of 116 funds, 5-year 22nd percentile rank out of 101 funds, 10-year 78thpercentile rank out of 68 funds and 54-months: Since 06/04/14 28th percentile rank out of 102 funds.

Data shown represents rankings for the Pax Global Environmental Markets Fund - Institutional Class (PGINX), in the Lipper Global Multi-Cap Core category based on average annual returns: 1-year 81st percentile rank out of 151 funds, 3-year 36th percentile rank out of 116 funds, 5-year 77th percentile rank out of 101 funds, 10-year 45th percentile rank out of 68 funds. The Pax Global Environmental Markets Fund - Investor Class (PGRNX): 1-Year 84th percentile rank out of 151 funds, 3-Year 43rd percentile rank out of 116 funds, 5-Year 84th percentile rank out of 101 funds, 10-Year 59th percentile rank out of 68 funds.

The Pax Global Opportunities Fund - Institutional Class (PXGOX) inception date is 06/27/18 and has limited performance history.

Data shown represents rankings for the Pax Core Bond Fund - Institutional Class (PXBIX), in the Lipper Core Bond category based on average annual returns: 1-year 18th percentile rank out of 508. The Pax Core Bond Fund - Investor Class (PAXBX): 1-Year 29th percentile rank out of 508 funds. PXBIX and PAXBX inception date is 12/16/16.

Data shown represents rankings for the Pax High Yield Bond Fund - Institutional Class (PXHIX), in the Lipper Pax High Yield Bond category based on average annual returns: 1-year 42nd percentile rank out of 684 funds, 3-year 43rd percentile rank out of 603 funds, 5-year 80th percentile rank out of 518 funds, 10-year 91st percentile rank out of 378 funds. The Pax High Yield Bond Fund - Investor Class (PAXHX): 1-Year 56th percentile rank out of 684 funds, 3-Year 53rd percentile rank out of 603 funds, 5-Year 88th percentile rank out of 518 funds, 10-Year 94th percentile rank out of 378 funds.

Data shown represents rankings for the Pax Balanced Fund - Institutional Class (PAXIX), in the Lipper Mixed-Asset Target Growth category based on average annual returns: 1-year 17th percentile rank out of 497 funds, 3-year 52nd percentile rank out of 467 funds, 5-year 35th percentile rank out of 432 funds, 10-year 77th percentile rank out of 354 funds. The Pax Balanced Fund - Investor Class (PAXWX): 1-year 19th percentile rank out of 497 funds, 3-year 63rd percentile rank out of 467 funds, 5-year 44th percentile rank out of 432 funds, 10-year 84th percentile rank out of 354 funds.

[4]	Morningstar, “The Continued Growth of Sustainable Investing,” Dec. 6, 2018.

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Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Impax Asset Management LLC, Pax Ellevate Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value). Past performance does not guarantee future results.

The Funds’ distributor, ALPS Distributors, Inc., is not affiliated with Impax Asset Management LLC (formerly known as Pax World Management LLC), Pax Ellevate Management LLC, Aperio Group LLC, or Impax Asset Management, Ltd.

9

December 31, 2018

Pax Large Cap Fund

Portfolio Manager Andrew Braun

Portfolio Manager Barbara Browning, CFA

Portfolio Managers’ Comments

How did the Pax Large Cap Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2018, the Institutional Class and Investor Class of the Fund had total returns of -4.79% and -5.01%, respectively, compared to -4.38% for the S&P 500 Index and -5.13% for the Lipper Large-Cap Core Funds Index.

After outperforming the S&P 500 Index for the year-to-date period through September 30, 2018, the Fund’s cyclical holdings were particularly hard hit during the market sell-off during the fourth quarter of 2018, leading to the Fund’s slight underperformance relative to the S&P 500 Index for the calendar year.

What factors contributed to the Fund’s performance?

During the period, the Fund enjoyed strong stock selection within the Consumer Staples and Health Care sectors. These positive performers partially offset weaker stock selection within the Financials and Materials sectors.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

While we do not tend to make large sector allocation decisions, we did increase holdings in Health Care and consumer-oriented stocks, while decreasing holdings in Technology, Energy, Industrials and Real Estate stocks during the period. We became more cautious on the outlook for earnings growth in 2019 throughout the year, so we gravitated away from more cyclical stocks and into companies with more stable and predictable cash flows, particularly in the second half of 2018.

What portfolio holdings contributed positively to performance?

Notable holdings that contributed positively to performance were Eli Lilly, Zoetis, and McCormick. We purchased Eli Lilly shortly before they announced a partial separation of their animal health business (Elanco), which was a catalyst for a

10

December 31, 2018

strong upward revaluation of the stock. Zoetis, itself a spinoff from Pfizer five years ago, continued to show strong revenue and margin trends. We sold Zoetis near the end of the period as it reached our estimate of full value.

What portfolio holdings detracted from performance?

Notably weak holdings in the Financials and Materials sectors were DowDupont, Citizens Financial Group and Prudential Financial. Banks and life insurers were particularly weak as investors fretted about recession risks and the beginnings of a downturn in credit quality. While we did reduce our holdings in financial stocks during the period, current valuations of our remaining holdings discount an overly dire outlook for the economy, in our opinion, so we expect some normalization of valuation in this sector.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2018

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	Since Inception[1]
Institutional Class[2]	PXLIX	-4.79%	6.72%
Investor Class[2]	PAXLX	-5.01%	6.47%
S&P 500 Index		-4.38%	7.35%
Lipper Large-Cap Core Funds Index		-5.13%	6.54%

See “Glossary of Terms” for descriptions of benchmarks.

11

December 31, 2018

Pax Large Cap Fund, continued

Portfolio Highlights (Unaudited), continued

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund's inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	97.9%
Cash & Cash Equivalents	2.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	5.1%
Amazon.com, Inc.	4.7%
Apple, Inc.	3.6%
Ingersoll-Rand PLC	3.3%
JPMorgan Chase & Co.	3.2%
Eli Lilly & Co.	2.8%
Merck & Co., Inc.	2.8%
Becton Dickinson & Co.	2.8%
IBM	2.8%
Alphabet, Inc., Class C	2.7%
Total	33.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

12

December 31, 2018

Sector Diversification

Sector	Percent of Net Assets
Information Technology	17.9%
Health Care	17.6%
Communication Services	13.1%
Financials	12.1%
Consumer Discretionary	10.7%
Consumer Staples	8.0%
Industrials	7.8%
Energy	4.8%
Materials	3.7%
Real Estate	2.1%
Other assets and liabilities (net)	2.2%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

13

December 31, 2018

Pax Mid Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Mid Cap Fund (the Fund) perform for the period?

For the year ended December 31, 2018, the Institutional Class and Investor Class shares of the Fund had total returns of -13.11% and -13.33%, respectively, compared to -9.06% for the Russell Midcap Index and -11.49% for the Lipper Mid-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

We entered the period with a meaningful tilt away from momentum and towards value stocks. For much of the year, this style exposure was a headwind to performance. Despite the fourth quarter sell-off, momentum was the second-best performing factor for the year. In addition, mid cap value stocks lagged growth stocks by 7.54% during the year.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

During the year, we reduced the magnitude of our tilt towards value stocks. From a sector perspective, we reduced the Fund’s Industrials, Energy and Consumer Staples sector exposures. Proceeds were invested in the Financials, Healthcare and Real Estate sectors.

What portfolio holdings contributed positively to performance?

ONE Gas, a regulated utility, was the Fund’s top contributor to performance. Most of the company’s relative outperformance was generated during the fourth quarter, as investors sought out defensive holdings.

IQVIA Holdings, a contract research organization, was a strong performer on better than expected results. We continue to view the company favorably and are encouraged to date by the integration of IMS Health.

Citrix Systems, a software company, performed well during the year. Management continues to execute the transition from the license to subscription model.

What portfolio holdings detracted from performance?

Antero Resources, a natural gas-focused energy company, declined significantly. From a fundamental perspective, we believe that the company continues to execute well, and we are encouraged by their focus on restraining costs and driving free cash flow.

14

December 31, 2018

Newell Brands, a consumer products company, declined -28% on weaker than expected results. The company has been negatively impacted by a weak consumer environment and poor integration of the Jarden acquisition. While valuation remains relatively cheap, we exited our position due to deteriorating fundamentals.

Weyerhaeuser, a timber REIT, declined sharply during the year. The combination of declining wood products prices and concerns over future homebuilding trends weighed on shares. We continue to hold our position, finding the dividend yield and valuation attractive.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2018

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	Since Inception[1]
Institutional Class[2]	PMIDX	-13.11%	2.60%
Investor Class[2]	PWMDX	-13.33%	2.37%
Russell Midcap Index		-9.06%	6.83%
Lipper Mid-Cap Core Funds Index		-11.49%	5.76%

See 'Glossary of Terms' for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

15

December 31, 2018

Pax Mid Cap Fund, continued

Portfolio Highlights (Unaudited), continued

[1]	The Fund's inception date is March 31, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	93.8%
Foreign Stocks	1.7%
Cash & Cash Equivalents	4.5%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
ONE Gas, Inc.	4.9%
Newmont Mining Corp.	4.6%
Biogen, Inc.	4.2%
Waste Management, Inc.	4.1%
Prologis, Inc., REIT	3.4%
Alleghany Corp.	3.3%
White Mountains Insurance Group, Ltd.	3.2%
Crown Castle International Corp., REIT	3.1%
Celanese Corp.	3.0%
Cooper Cos, Inc., The	2.9%
Total	36.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	15.5%
Health Care	13.4%
Consumer Discretionary	12.6%
Information Technology	11.0%
Materials	10.0%
Industrials	9.5%
Real Estate	8.6%
Consumer Staples	5.1%
Energy	4.9%
Utilities	4.9%
Other assets and liabilities (net)	4.5%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

16

December 31, 2018
Pax Small Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Small Cap Fund (the Fund) perform for the period?

For the year ended December 31, 2018, the Institutional Class, Investor Class and Class A shares of the Fund had total returns of -15.59%, -15.80% and -15.82%, respectively, compared to -11.01% for the Russell 2000 Index and -11.19% for the Lipper Small-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

We entered the period with a meaningful tilt away from momentum and toward value stocks. For much of the year, this style exposure was a headwind to performance. Despite the fourth quarter sell-off, momentum was the second-best performing factor for the year. In addition, small cap value stocks lagged growth stocks by 3.56% during the year.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

During the latter half of 2018, we reduced the magnitude of our tilt toward value stocks and away from momentum. From a sector perspective, we reduced the Fund’s overweight allocations to the Financials and Energy sectors, while adding exposure to the Health Care sector.

What portfolio holdings contributed positively to performance?

Unitil Corporation, a regulated utility, was the Fund’s top contributor to performance. Most of the company’s relative outperformance was generated during the fourth quarter, as investors sought out defensive holdings.

Ligand Pharmaceuticals, an innovative biotech company, increased meaningfully on better than expected financial results. We continue to like the diversified nature of the company’s revenues and the numerous potential products within its pipeline.

Apptio, Inc., an application software company, increased 61% during the period. Most of this performance was driven by its acquisition of the company by Vista Equity Partners.

17

December 31, 2018

Pax Small Cap Fund, continued

What portfolio holdings detracted from performance?

Beacon Roofing, a distributor of roofing and building materials, was our worst performer. Results were negatively impacted by weak pricing and less severe weather events.

Antero Resources, a natural gas-focused energy company, declined significantly. From a fundamental perspective, we believe that the company continues to execute well, and we are encouraged by their focus on restraining costs and driving free cash flow.

Parsley Energy, a Permian-based energy company, declined during the year. We continue to view the company as well-positioned to perform well over the long term due to the combination of high-quality acreage and strong management.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.5% ($10,000 investment minus $550 sales load = $9,450).

Returns—Period ended December 31, 2018

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXSCX		-15.80%	2.59%	2.14%	12.01%
Class A1,2,4	PXSAX	NAV[3]	-15.82%	2.58%	2.13%	12.01%
		POP	-20.43%	0.67%	0.98%	11.39%
Institutional Class[1]	PXSIX		-15.59%	2.86%	2.39%	12.30%
Russell 2000 Index			-11.01%	7.36%	4.41%	11.97%
Lipper Small-Cap Core Funds Index			-11.19%	7.44%	4.33%	12.24%

18

December 31, 2018

See 'Glossary of Terms' for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]

The Fund's investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Stocks	97.0%
Foreign Stocks	2.9%
Cash & Cash Equivalents	0.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Unitil Corp.	5.9%
HomeTrust Bancshares, Inc.	5.9%
Natus Medical, Inc.	4.9%
Meridian Bancorp, Inc.	4.3%
Victory Capital Holdings, Inc., Class A	3.6%
White Mountains Insurance Group, Ltd.	3.4%
Comfort Systems USA, Inc.	3.1%
Maple Leaf Foods, Inc.	2.9%
Hanover Insurance Group, Inc., The	2.7%
Verint Systems, Inc.	2.7%
Total	39.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

19

December 31, 2018

Pax Small Cap Fund, continued

Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Financials	22.8%
Industrials	18.3%
Health Care	12.6%
Consumer Discretionary	10.0%
Utilities	8.1%
Information Technology	7.3%
Real Estate	6.3%
Consumer Staples	4.5%
Communication Services	4.1%
Energy	4.0%
Materials	2.5%
Other assets and liabilities (net)	-0.5%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

20

December 31, 2018
Pax ESG Beta Quality Fund

Portfolio Manager Ran Leshem

Portfolio Manager Robert Tymoczko

Portfolio Manager Michael Branch, CFA

Portfolio Manager Annie Tan Sub-Adviser Aperio Group, LLC

Portfolio Managers’ Comments

How did the Pax ESG Beta Quality Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2018, the ESG Beta Quality Fund Investor Class, Class A, and Institutional Class shares had total returns of -4.43%, -4.43% and -4.16%, respectively, compared to -4.78% for the Russell 1000 Index and -7.72% for the Lipper Multi-Cap Core Funds Index.

What factors contributed positively to performance?

During the period, the overweight to traditional quality factors such as profitability and earnings quality contributed positively to Fund returns relative to the Russell 1000 Index. The overweight to lower volatility companies contributed positively as well, particularly in the fourth quarter of 2018 as investors sought refuge from higher market volatility.

ESG factors contributed to relative results for the period. The Fund overweights the portfolio towards companies with ESG strength. During the period, companies with weaker ESG profiles performed poorly and the Fund’s significant underweight to lower-rated ESG stocks in the bottom quartile, as measured by the Pax Sustainability Score, was beneficial.

Industry exposures, which are driven by factor and ESG tilts, contributed to relative returns for the period. Particularly, an underweight to the Energy and Materials sectors and an overweight to the Utilities sector helped relative results.

What factors detracted from performance?

The portfolio’s tilt towards value companies, as measured by earnings yield, was the largest detractor for the period as value stocks underperformed growth stocks throughout the year.

21

December 31, 2018

Pax ESG Beta Quality Fund, continued

Portfolio Highlights (Unaudited), continued

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.5% ($10,000 investment minus $550 sales load = $9,450).

Returns—Period ended December 31, 2018

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWGX		-4.43%	7.36%	7.15%	13.15%
Class A1,2,4	PXGAX	NAV[3]	-4.43%	7.38%	7.17%	13.16%
		POP	-9.67%	5.37%	5.96%	12.52%
Institutional Class[1]	PWGIX		-4.16%	7.64%	7.42%	13.45%
Russell 1000 Index			-4.78%	9.09%	8.21%	13.28%
Lipper Multi-Cap Core Funds Index			-7.72%	7.69%	6.25%	12.33%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]

The Fund's investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

22

December 31, 2018

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Stocks	98.6%
Foreign Stocks	0.7%
Cash & Cash Equivalents	0.7%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Verizon Communications, Inc.	3.1%
Amazon.com, Inc.	2.9%
Microsoft Corp.	2.8%
Apple, Inc.	2.7%
PepsiCo, Inc.	2.6%
Johnson & Johnson	2.6%
Alphabet, Inc., Class A	2.4%
MasterCard, Inc., Class A	2.3%
Texas Instruments, Inc.	2.2%
3M Co.	1.9%
Total	25.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	19.3%
Consumer Discretionary	13.7%
Health Care	12.7%
Financials	10.1%
Consumer Staples	10.1%
Communication Services	9.3%
Industrials	7.8%
Utilities	5.8%
Real Estate	5.2%
Materials	4.8%
Energy	0.5%
Other assets & liabilities (net)	0.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

23

December 31, 2018

Pax ESG Beta Dividend Fund

Portfolio Manager Ran Leshem

Portfolio Manager Robert Tymoczko

Portfolio Manager Michael Branch, CFA

Portfolio Manager Annie Tan Sub-Adviser Aperio Group, LLC

Portfolio Managers’ Comments

How did the Pax ESG Beta Dividend Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2018, the Fund’s Institutional Class and Investor Class shares had total returns of -3.84% and -4.21%, respectively, compared to -4.78% for the Russell 1000 Index and -6.61% for the Lipper Equity Income Funds Index.

What factors contributed positively to performance?

The Fund’s overweight toward dividend sustainability factors added to relative performance. Particularly, the portfolio’s exposure to companies with higher profitability aided relative performance. Exposure to companies with higher earnings quality and management quality benefited the Fund as well.

ESG factors contributed to relative results for the period. The Fund overweights the portfolio towards companies with ESG strength. During the period, companies with weaker ESG profiles performed poorly and the Fund’s significant underweight to lower-rated ESG stocks in the bottom quartile, as measured by the Pax Sustainability Score, was beneficial.

The tilt towards companies with higher dividend yield was a positive contributor during the period, particularly in the fourth quarter as stocks paying above-market dividend yields fared better in the downturn.

What factors detracted from performance?

An overweight to Industrials, which is driven by factor and ESG tilts, detracted from relative results during the period.

24

December 31, 2018

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2018

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	Since Inception[1]
Institutional Class[2]	PXDIX	-3.84%	6.55%
Investor Class[2]	PAXDX	-4.21%	6.26%
Russell 1000 Index		-4.78%	7.08%
Lipper Equity Income Funds Index		-6.61%	3.92%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund's inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	99.2%
Foreign Stocks	0.3%
Cash & Cash Equivalents	0.5%
Total	100.0%

25

December 31, 2018

Pax ESG Beta Dividend Fund, continued

Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	3.2%
Cisco Systems, Inc.	3.1%
Johnson & Johnson	3.0%
Apple, Inc.	2.9%
Amazon.com, Inc.	2.9%
3M Co.	2.6%
Texas Instruments, Inc.	2.3%
UnitedHealth Group, Inc.	2.2%
Home Depot, Inc., The	2.1%
PepsiCo, Inc.	2.0%
Total	26.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	24.7%
Health Care	15.4%
Industrials	13.3%
Consumer Discretionary	13.2%
Financials	9.4%
Consumer Staples	6.1%
Communication Services	5.7%
Real Estate	4.3%
Materials	3.0%
Energy	2.5%
Utilities	1.8%
Other assets and liabilities (net)	0.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

26

December 31, 2018
Pax Global Opportunities Fund

Portfolio Manager Kirsteen Morrison

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Opportunities Fund (the Fund) perform for the period?

The Pax Global Opportunities Fund commenced operations on June 27, 2018. For the since inception period ended December 31, 2018, the Institutional Class and Investor Class shares of the Fund had total returns of -8.20% and -8.20%, respectively, compared to -8.32% for the MSCI All-Country World (Net) Index (MSCI ACWI) and -9.00% for the Lipper Global Multi-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

Elevated geopolitical uncertainty and concerns about the outlook for global economic growth, and therefore corporate earnings, provided the backdrop for unsettled and volatile equity markets in 2018. We believe that the Fund demonstrated resilience to this volatility during the period through its focus on investment opportunities in the transition to a more sustainable economy — companies that tend to have durable competitive advantages, steady or improving supply side conditions, more predictable revenues and cash flows, with appropriate leverage. In our opinion, these characteristics can provide resiliency to external risk factors and during times of market uncertainty. Case in point was the Fund’s outperformance during the period within the Financials and Industrials sectors, both of which both fared more poorly in the broader market.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Regional and sector allocation changes were driven mostly by bottom-up stock opportunities. The portfolio managers were favorably inclined toward selected opportunities in the U.S. market, increasing the allocation in the North American region, while exiting a number of European holdings. Within sectors, valuation opportunities presented in Industrials and Financials led to increased allocations to those sectors, while Health Care holdings were reduced.

27

December 31, 2018

Pax Global Opportunities Fund, continued

What portfolio holdings contributed positively to performance relative to the MSCI ACWI?

On a relative basis to global equities as measured by MSCI ACWI, the Fund saw the most outperformance within Financials over the period. HDFC Bank (Diversified Banks, India) saw positive returns owing to, in our view, its position as the highest quality private sector bank in India and its superior growth opportunities. In addition, not holding large commercial bank stocks in the portfolio proved prescient.

A second area of relative outperformance was Industrials. Tomra Systems (Environmental & Facilities Services, Norway) benefited from the global need for recycling solutions and the move to reduce plastic waste. Avoidance of the large cyclical industrials, in particular in Aerospace and Conglomerates, was advantageous as well.

In terms of regions, U.S. and Asian companies in the Fund outperformed most against MSCI ACWI.

What portfolio holdings detracted from performance relative to the MSCI ACWI?

Since inception of the Fund, the Health Care component of the portfolio has lagged the most on a relative basis against MSCI ACWI. Fresensius (Health Care Services, Germany), a dialysis product company, disappointed by announcing reduced guidance. It is no longer held in the portfolio. Genus (Biotechnology, United Kingdom), which offers genetic livestock services, suffered with the U.S.-China trade war and an outbreak of swine flu.

Consumer Discretionary names in the portfolio were also down, such as Aptiv (Auto Parts & Equipment, United States) and Valeo (Auto Parts & Equipment, France) due to automotive sector weakness. Concerns about the impact of the trade war between the United States and its trading partners affected sentiment. Both companies are active in the ongoing transition to lower carbon in the transportation sector by making traditional combustion engines more energy efficient and increasing the electrical content of vehicles. The holding in Valeo was sold in October on lower conviction and preference for other electric vehicle end market exposure.

The Materials component of the portfolio underperformed as holdings such as Koninklijke DSM (Specialty Chemicals, Netherlands) and Sealed Air Corporation (Paper Packaging, United States) faced more challenging end markets and/or higher input costs.

28

December 31, 2018

Portfolio Highlights (Unaudited)

Returns—Period ended December 31, 2018

		Total Return
Share Class	Ticker Symbol	Since Inception[1]
Institutional Class[2]	PXGOX	-8.20%
Investor Class[2]	PAXGX	-8.20%
MSCI ACWI (Net) Index		-8.32%
Lipper Global Multi-Cap Core Funds Index		-9.00%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is June 27, 2018.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	49.9%
Foreign Stocks	48.1%
Cash & Cash Equivalents	2.0%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Xylem, Inc.	4.6%
Ecolab, Inc.	4.2%
Danone SA	4.1%
Visa, Inc., Class A	4.1%
HDFC Bank, Ltd., ADR	4.0%
Thermo Fisher Scientific, Inc.	3.8%
Becton Dickinson & Co.	3.7%
Prudential PLC	3.6%
Taiwan Semiconductor Manufacturing Co, Ltd	3.5%
Koninklijke DSM NV	3.5%
Total	39.1%

Holdings are subject to change.

29

December 31, 2018

Pax Global Opportunities Fund, continued

Portfolio Highlights (Unaudited)

Sector Diversification

Sector	Percent of Net Assets
Information Technology	25.0%
Health Care	19.2%
Materials	16.4%
Financials	14.5%
Industrials	10.1%
Consumer Staples	8.4%
Consumer Discretionary	2.5%
Communication Services	2.3%
Other assets and liabilities (net)	1.6%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United States	50.1%
United Kingdom	11.5%
Japan	6.7%
Netherlands	5.5%
Germany	4.7%
France	4.1%
India	4.0%
Taiwan	3.5%
Hong Kong	2.3%
Spain	2.3%
Portugal	1.9%
Norway	1.8%
Other assets and liabilities (net)	1.6%
Total	100.0%

30

December 31, 2018
Pax Global Environmental Markets Fund

Portfolio Manager Hubert Aarts

Portfolio Manager Bruce Jenkyn-Jones

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Environmental Markets Fund perform for the period?

For the one-year period ended December 31, 2018, the Investor Class, Class A, and Institutional Class of the Fund had total returns of -14.31%, -14.33%, and -14.17%, respectively, versus -9.42% for the MSCI All-Country World (Net) Index (“MSCI ACWI”) and -12.59% for the FTSE Environmental Opportunities Index Series (“FTSE EOAS”).

What factors contributed to the Fund’s performance?

Elevated geopolitical uncertainty and concerns about the outlook for global economic growth, and therefore corporate earnings, provided the backdrop for volatile equity markets in 2018. Large differences in performance between various areas of the market was an important headwind for this Fund, which focuses on an investment universe with inherent sector tilts. Concurrently, a number of portfolio holdings suffered from deteriorating end markets or challenging operating conditions.

Holdings within Logistics, Food Safety and Packaging were down due to company specific issues including challenging operating conditions and disappointing announcements. Transport Energy Efficiency and Buildings Energy Efficiency were weak as well due to deteriorating end markets. Lastly, the allocation in Water Utilities detracted from returns with concerns about region-specific regulatory news and stock specific disappointments.

On the positive side, within environmental markets, defensive subsectors we see as less vulnerable to the business cycle, such as Diversified Water Infrastructure and General Waste Management, performed well and added positive returns.

31

December 31, 2018

Pax Global Environmental Markets Fund, continued

Can you discuss any significant changes to the Fund’s positioning throughout the period?

There were no material changes in positioning for the Fund in the environmental markets sector. The investment team increased exposure to the better performing North American region over the year, while decreasing the allocation to European stocks. In line with more defensive positioning, the Fund’s largest subsector allocation is currently Water Infrastructure compared to Buildings Energy Efficiency a year ago. Overall turnover in the portfolio was relatively low, at 26% turnover. This reflects the portfolio managers’ conviction in the stock holdings of the Fund.

What portfolio holdings contributed positively to performance relative to the FTSE EOAS?

Compared with the FTSE EOAS, Energy Efficiency, in particular Industrial Energy Efficiency, outperformed. Strong stock selection, led by names such as PTC (Industrial Energy Efficiency, U.S.), but also not holding large industrials seen as cyclically vulnerable (e.g., ABB or Honeywell), was helpful. Similarly, performance in the Diversified Environmental subsector held relatively stable due to being underweight in large conglomerate names such as 3M (Diversified Environmental, U.S.) and instead holding a higher allocation in defensive business models such as Praxair (Diversified Environmental, U.S.).

Against FTSE EOAS, other names that were among the largest relative contributors included Ecolab (Water Treatment Equipment, U.S.) and Danaher (Diversified Water Infrastructure & Technology, U.S.), both representing the defensive Water theme, and Autodesk (Buildings Energy Efficiency, U.S.), demonstrating, in our view, the investment opportunities in software solutions contributing to resource efficiency.

What portfolio holdings detracted from performance relative to the FTSE EOAS?

On a relative basis, the biggest laggard was the Food, Agriculture and Forestry sub-sector. GEA (Germany) Sealed Air and Westrock (both U.S.), three holdings in the Logistics, Food Safety and Packaging area, all struggled with execution or operating conditions, and disappointed investors.

Sustainable and Efficient Agriculture was a detractor as well, with Welbilt (U.S.) and Kubota (Japan) both announcing disappointing earnings and lowering forward-looking guidance.

32

December 31, 2018

Lastly, Water Utilities also underperformed on a relative basis. Suez (France) and Beijing Enterprise Water (China) both detracted from performance after failing to meet investor expectations earlier in the year.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.5% ($10,000 investment minus $550 sales load = $9,450).

Returns—Period ended December 31, 2018

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PGRNX		-14.31%	6.21%	2.80%	9.49%
Class A1,2,4	PXEAX	NAV[3]	-14.33%	6.21%	2.81%	9.50%
		POP	-19.06%	4.24%	1.66%	8.88%
Institutional Class[1]	PGINX		-14.17%	6.46%	3.05%	9.77%
MSCI ACWI (Net) Index			-9.42%	6.60%	4.26%	9.46%
FTSE Environmental Opportunities Index Series			-12.59%	8.55%	4.66%	10.56%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

33

December 31, 2018

Pax Global Environmental Markets Fund, continued

Portfolio Highlights (Unaudited), continued

[1]

The Fund's investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	43.7%
U.S. Stocks	56.1%
Cash & Cash Equivalents	0.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Sealed Air Corp.	3.7%
Danaher Corp.	3.5%
Xylem, Inc.	3.5%
Siemens AG	3.5%
Ecolab, Inc.	3.3%
TE Connectivity, Ltd.	3.2%
Suez	3.2%
East Japan Railway Co.	3.1%
Waste Management, Inc.	3.1%
Linde PLC	3.1%
Total	33.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

34

December 31, 2018

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
	Renewable & Alternative Energy		0.4%
	Renewable Energy Developers & Independent Power Producers (IPPs)	0.4%

	Energy Efficiency		33.8%
	Power Network Efficiency	4.8%
	Industrial Energy Efficiency	4.4%
	Buildings Energy Efficiency	11.4%
	Transport Energy Efficiency	8.7%
	Consumer Energy Efficiency	1.0%
	Diversified Energy Efficiency	3.5%

	Water Infrastructure & Technologies		28.7%
	Water Infrastructure	11.8%
	Water Treatment Equipment	4.5%
	Water Utilities	8.9%
	Diversified Water Infrastructure & Technology	3.5%

	Pollution Control		12.1%
	Pollution Control Solutions	0.8%
	Environmental Testing & Gas Sensing	8.2%
	Public Transportation	3.1%

	Waste Management & Technologies		4.6%
	Waste Technology Equipment	1.5%
	General Waste Management	3.1%

	Food, Agriculture & Forestry		14.8%
	Logistics, Food Safety and Packaging	8.1%
	Sustainable and Efficient Agriculture	6.7%

	Diversified Environmental		4.6%
	Diversified Environmental	4.6%

	Other assets and liabilities (net)	1.0%	1.0%
		100.0%	100.0%

May include companies representing multiple industries within a single “Sector”.

35

December 31, 2018

Pax Global Environmental Markets Fund, continued

Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	55.6%
Japan	7.9%
France	7.0%
United Kingdom	6.8%
China	6.1%
Germany	5.4%
Netherlands	3.0%
Taiwan	2.0%
South Korea	1.2%
Switzerland	1.2%
Ireland	1.1%
Spain	0.9%
Belgium	0.8%
Other assets and liabilities (net)	1.0%
Total	100.0%

36

December 31, 2018
Pax Ellevate Global Women’s Leadership Fund

Portfolio Manager Barbara Browning

Portfolio Manager Scott LaBreche Pax Ellevate Management LLC

Portfolio Managers’ Comments

How did the Pax Ellevate Global Women’s Leadership Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2018, the Investor and Institutional Class had total returns of -7.74% and -7.51%, respectively, compared to -8.71% for the MSCI World (Net) Index (World Index), -6.20% for the Pax Global Women’s Leadership (Net) Index (Women’s Index) and -10.76% for the Lipper Global Multi-Cap Core Funds Index.

Since the Fund adopted a strategic beta investment strategy in June of 2014, the Fund has outperformed the World Index for the period ending December 31, 2018 (54-month period): Institutional Class shares and Investor Class shares have returned 4.72% and 4.47%, respectively, versus the World Index return of 3.98%. The Fund’s overweight to the highest-rated quartile of companies within the World Index based on gender-diverse leadership has made the greatest contribution to the Fund’s relative outperformance, along with the Fund’s significant underweight to the bottom two quartiles of companies with less gender-diverse leadership, according to the Impax Gender Score.

In addition, the Fund has produced strong results compared with peers. The Institutional Class shares of the Fund (PXWIX) has posted a top 17% ranking (out of 102 funds) over the 54-month period and a top 11% ranking (out of 116 funds) for the three-year period ended December 31, 2018, based on average annual returns within the Lipper Global Multi-Cap Core classification.1

What is the investment objective of the Fund?

The Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Women’s Index. The Fund pursues a strategic beta strategy, investing in the companies comprising the Women’s Index, the first index of the highest-rated companies in the world for gender-diverse leadership, as rated by Impax Gender Analytics.

37

December 31, 2018

Pax Ellevate Global Women’s Leadership Fund, continued

The Fund overweights its portfolio toward Women’s Index companies with greater representation of women on boards and in senior management. Women hold 38% of the board seats and 31% of senior management positions in companies in the Fund, compared to 25% and 19%, respectively, within the World Index. In addition, 94% percent of companies in the Fund have three or more women on the board and 99% have two or more women on the board, compared with 46% and 71%, respectively, for companies in the World Index. 33% of companies in the Fund have a woman CEO or CFO, compared with 15% of companies in the World Index.2

What contributed positively and negatively to performance?

The highest-rated 25% of companies within the World Index based on gender-diverse leadership was the Fund’s largest positive contributor to relative performance during the year, along with the Fund’s significant underweight to the bottom two quartiles of companies with less gender-diverse leadership, according to the Impax Gender Score.

On a sector basis, stock selection in the Information Technology sector added the most to relative return during the year, led by strong results from Intuit, Microsoft and Cisco Systems. Stock selection in Consumer Staples also added to relative return during the year, driven by strong results from Procter & Gamble, Estee Lauder and Coca-Cola, and no allocation to tobacco companies. In addition, the Fund’s underweight allocation and stock selection within the Energy sector added to relative performance during the period.

Conversely, an overweight allocation and stock selection in Financials detracted the most from relative performance during the year, led by poor performance of Principal Financial Group and the entire Insurance group, due to interest rate uncertainty. Underweight allocations in the Health Care Providers & Services and Health Care Equipment & Supplies industries within the Health Care sector also detracted from performance during the period. In addition, an overweight allocation and selections in Telecomm, led by poor results from Telefonica Deutschland and Vodafone, detracted from performance during the period.

On a regional basis, the Fund’s European and Pacific holdings added the most to relative performance during the year, while holdings in North America slightly detracted. Within Europe, companies in the Netherlands, UK, Sweden and Germany added the most to relative return during the period. Within the Pacific region, the Fund’s significant underweight to Japan – no Japanese companies rank in the top 400 companies in the world based on our gender leadership criteria – helped relative performance.

38

December 31, 2018

Footnotes:

[1]

Data shown represents rankings for the Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX) in the Lipper Global Multi-Cap Core category based on average annual returns. Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category. The Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX) 1-year 19th percentile rank out of 151 funds, 3-year 11th percentile rank out of 116 funds, 5-year 18th percentile rank out of 101 funds, 10-year 73rd percentile rank out of 68 funds and 54-months: Since 06/04/14 17th percentile rank out of 102 funds.

[2]	Pax Gender Analytics, December 31, 2018. The Fund’s investable universe, the Women’s Index, had its annual reconstitution on 11/30/2018.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2018

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWEX	-7.74%	6.88%	5.06%	8.60%
Institutional Class[1]	PXWIX	-7.51%	7.15%	5.31%	8.86%
MSCI World (Net) Index		-8.71%	6.30%	4.56%	9.67%
Pax Global Women's Leadership (Net) Index*		-6.20%	6.99%	N/A	N/A
Lipper Global Multi-Cap Core Funds Index		-10.76%	5.83%	3.78%	9.58%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

*	A custom Index calculated by MSCI. Inception date of the Women's Index is February 28, 2014.

39

December 31, 2018

Pax Ellevate Global Women’s Leadership Fund, continued

Portfolio Highlights (Unaudited), continued

[1]

On June 4, 2014 the Pax World Global Women's Equality Fund merged into the Pax Ellevate Global Women's Leadership Fund (the Fund), pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the "Reorganization"). Because the Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women's Equality Fund (the "Predecessor Fund") is treated as the survivor of the Reorganization for account and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	61.7%
Foreign Stocks	35.3%
Exchange-Traded Funds	2.9%
Cash & Cash Equivalents	0.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	4.0%
Canadian Utilities, Ltd., Class A	2.0%
American Water Works Co., Inc.	2.0%
Texas Instruments, Inc.	2.0%
Wolters Kluwer NV	2.0%
Intuit, Inc.	2.0%
Swedbank AB, Class A	1.9%
Estee Lauder Cos, Inc., The, Class A	1.9%
Cisco Systems, Inc.	1.9%
Johnson & Johnson	1.9%
Total	21.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change.

40

December 31, 2018

Sector Diversification

Sector	Percent of Net Assets
Financials	20.4%
Information Technology	15.9%
Consumer Discretionary	13.9%
Consumer Staples	11.5%
Health Care	9.0%
Utilities	7.2%
Communication Services	6.1%
Industrials	5.9%
Exchange-Traded Funds	2.9%
Energy	2.4%
Materials	2.3%
Real Estate	1.3%
Other assets and liabilities (net)	1.2%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United States	63.9%
France	7.8%
Canada	5.2%
Sweden	4.1%
United Kingdom	3.9%
Netherlands	3.4%
Australia	3.1%
Germany	2.6%
Hong Kong	1.1%
Norway	1.0%
Finland	0.5%
Switzerland	0.5%
Spain	0.5%
Denmark	0.3%
Italy	0.3%
Singapore	0.2%
Belgium	0.2%
Money Market	0.1%
New Zealand	0.1%
Israel	0.1%
Ireland	0.0%*
Other assets and liabilities (net)	1.1%
Total	100.0%

*	Rounds to less than 0.05%.

41

December 31, 2018

Pax MSCI EAFE ESG Leaders Index Fund

Portfolio Manager Scott LaBreche

Portfolio Manager’s Comments

How did the Pax MSCI EAFE ESG Leaders Index Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2018, the Institutional Class and Investor Class had total returns of -12.90% and -13.15%, respectively, compared to -13.41% for the MSCI EAFE ESG Leaders (Net) Index (the “Index”) and -13.79% for the MSCI EAFE (Net) Index (“EAFE Index”), and -15.42% for the Lipper International Large-Cap Core Funds Index.

What is the investment objective of the Fund?

The Fund is designed to track the performance of the Index. The Fund and the Index are constructed to have a better ESG profile than the EAFE Index, and the Fund’s holdings averaged an overall score of 7.74 on MSCI ESG Research’s 0 to 10 scale compared to an overall score of 6.61 for the EAFE Index as of December 31, 2018.1 Long term, the Fund seeks to generate better risk-adjusted performance than the EAFE Index through its ESG focus.

What contributed positively and negatively to performance?

The Fund’s ESG focus added to relative performance versus the EAFE Index during the period. The highest-rated and average-rated ESG companies were strong positive contributors to performance, and the Fund’s large underweight to ESG laggards added slightly to relative performance. Longer term, since the Fund’s inception, an overweight to the highest-rated ESG companies has contributed the most to relative performance.

From a sector perspective, five out of eleven sectors produced positive relative results for the Fund. Stock selection in Consumer Staples, led by Household Products, Food & Staples Retailing, Personal Products and no allocation to Tobacco stocks, contributed to performance. Stock selection in Financials, driven by strong results from Banks and Capital Markets holdings, also had a positive impact on relative performance. In addition, stock selection in Information Technology and the Communication Services sectors, added to relative return.

Conversely, stock selection in Materials, led by Metals & Mining and Construction Materials, detracted the most from relative performance over the year. Stock selection in Industrials, driven by Building Products and an underweight to

42

December 31, 2018

Aerospace & Defense companies based on the Fund’s ESG investment policies, had a negative impact on relative performance. In addition, an underweight allocation in Energy, led by the sustainability challenged Oil, Gas & Consumable Fuels industry, detracted from performance.

On a regional basis, Europe and the Pacific regions added to relative performance during the year versus the EAFE Index. Within Europe, companies with leading ESG profiles in Germany, Spain and the UK added to relative performance. In the Pacific region, Japan produced positive relative results.

[1]

MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The scoring system is based on general and industry-specific ESG criteria, assigning a score on a 0 to 10-point scale (0 lowest to 10 highest).

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2018

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	Since Inception
Institutional Class[1]	PXNIX	-12.90%	1.85%	0.21%	3.06%
Investor Class[1,2]	PXINX	-13.15%	1.60%	-0.08%	2.79%
MSCI EAFE ESG Leaders (Net) Index		-13.41%	2.07%	0.79%	3.48%
MSCI EAFE (Net) Index		-13.79%	2.87%	0.53%	2.91%
Lipper International Large-Cap Core Funds Index		-15.42%	2.89%	0.08%	2.39%

See “Glossary of Terms” for descriptions of benchmarks.

43

December 31, 2018

Pax MSCI EAFE ESG Leaders Index Fund, continued

Portfolio Highlights (Unaudited), continued

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]

The Fund's inception date is January 27, 2011. On March 31, 2014, Pax World International Fund and Pax MSCI EAFE ESG Index ETF merged into the Pax MSCI EAFE ESG Leaders Index Fund (the Fund), a passively managed index fund which seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Leaders Index. Based on the similarity of the Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the Predecessor Fund) is treated as the survivor of the mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of the Investor Class is March 31, 2014. The performance information shown for the Investor Class shares for periods prior to March 31, 2014 includes the performance of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Investor Class.

Asset Allocation	Percent of Investments
Foreign Stocks	98.5%
Exchange-Traded Funds	1.2%
Cash & Cash Equivalents	0.3%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Roche Holding AG	2.7%
TOTAL SA	2.0%
GlaxoSmithKline PLC	1.9%
SAP SE	1.5%
Commonwealth Bank of Australia	1.5%
Unilever NV	1.5%
Allianz SE	1.4%
Novo Nordisk A/S, Class B	1.4%
Siemens AG	1.3%
iShares Core MSCI EAFE ETF	1.2%
Total	16.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

44

December 31, 2018

Sector Diversification

Sector	Percent of Net Assets
Financials	19.2%
Industrials	13.5%
Consumer Discretionary	11.1%
Health Care	10.7%
Consumer Staples	10.3%
Materials	8.0%
Information Technology	7.3%
Communication Services	5.9%
Energy	4.1%
Utilities	3.8%
Real Estate	3.6%
Exchange-Traded Funds	1.2%
Other assets and liabilities (net)	1.3%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

Geographical Diversification

Country	Percent of Net Assets
Japan	23.0%
United Kingdom	11.8%
France	10.5%
Germany	10.1%
Australia	9.5%
Switzerland	7.2%
Netherlands	5.5%
Spain	4.2%
Sweden	4.0%
Denmark	2.6%
Hong Kong	2.3%
Singapore	1.4%
Italy	1.4%
Finland	0.9%
Norway	0.9%
Ireland	0.7%
Belgium	0.6%
Portugal	0.3%
Israel	0.3%
New Zealand	0.2%
Austria	0.1%
Other assets and liabilities (net)	2.5%
Total	100.0%

45

December 31, 2018

Pax Core Bond Fund

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager’s Comments

How did the Pax Core Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2018, the Institutional Class and Investor Class shares of the Fund had total returns of 0.01% and -0.24%, respectively, compared to 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index and -0.45% for the Lipper Core Bond Funds Index.

What factors contributed to the Fund’s performance?

The Fund’s corporate, securitized and municipal sectors were positive contributors to performance. Conversely, the Fund’s Treasury positions detracted from performance.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

In general, the Fund continues to be positioned as a high credit quality portfolio with an average credit rating of AA-. We maintain the view that we are in the latter part of the credit cycle and choose to position the portfolio with relatively lower credit risk and more liquidity.

Additionally, during the year the Fund continued to increase its impact holdings, which are securities that help drive positive impact on environmental or social issues. We currently own 70 impact bonds that represent 18.5% of the Fund. Investment selections during the year included a number of solar asset-backed securities which we found of particular value.

What portfolio holdings contributed positively to performance?

The Fund’s positioning within corporate bonds was a top contributor to performance. We have positioned the corporate bonds portion of the portfolio to have less sensitivity to credit spread widening. During the period, the spread difference between Treasuries and corporate bonds increased meaningfully, which was a benefit to the Fund’s relative performance.

What portfolio holdings detracted from performance?

The Fund’s Treasury holdings detracted from performance. The Federal Reserve raised rates during the period and Treasuries were negatively impacted as a result.

46

December 31, 2018

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2018

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	Since Inception[1]
Institutional Class[2]	PXBIX	0.01%	1.82%
Investor Class[2]	PAXBX	-0.24%	1.56%
Bloomberg Barclays U.S. Aggregate Bond Index		0.01%	2.28%
Lipper Core Bond Funds Index		-0.45%	2.17%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund's inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Bonds	88.9%
Foreign Bonds	6.6%
Exchange-Traded Funds	0.9%
Cash & Cash Equivalents	3.6%
Total	100.0%

47

December 31, 2018

Pax Core Bond Fund, continued

Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
United States Treasury Note, 3.125%, 05/15/48	5.3%
United States Treasury Note, 2.375%, 08/15/24	4.9%
United States Treasury Note, 2.625%, 02/28/23	4.2%
United States Treasury Note, 2.750%, 09/30/20	2.5%
United States Treasury Note, 2.125%, 11/30/23	2.1%
United States Treasury Note, 4.500%, 02/15/36	1.6%
United States Treasury Note (TIPS), 0.375%, 07/15/27	1.4%
United States Treasury Note, 4.375%, 11/15/39	1.4%
United States Treasury Note, 2.375%, 03/15/21	1.0%
iShares Core U.S. Aggregate Bond ETF	0.9%
Total	25.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change.

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Mortgage-Backed Bonds	31.0%
Treasury Bonds	30.2%
Corporate Bonds	28.7%
Municipal Bonds	4.3%
Community Investment Notes	0.5%
Gov't Bonds	0.3%
Agency/Gov't Related Bonds	0.1%
Other assets and liabilities (net)	4.9%
Total	100.0%

48

December 31, 2018

Credit Quality*

Bond Rating	Percent of Bonds
U.S. Government	56.1%
AAA	8.9%
AA+	1.8%
AA	2.0%
AA-	3.8%
A+	2.1%
A	3.5%
A-	4.6%
BBB+	3.0%
BBB	4.5%
BBB-	1.9%
BB+	0.4%
BB	1.0%
BB-	1.1%
B+	0.3%
Not Rated	5.0%
100.0%

*

Credit quality ratings by Standard & Poor’s assist investors by evaluating the credit worthiness of many bond issues. AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Not Rated: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

49

December 31, 2018

Pax High Yield Bond Fund

Portfolio Manager Peter Schwab, CFA

Portfolio Manager Kent Siefers

Portfolio Manager’s Comments

How did the Pax High Yield Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2018, the Institutional Class, Class A, and Investor Class shares of the Fund had total returns of -2.70%, -3.05%, and -3.07%, respectively, compared to -2.04% for the ICE BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index and -2.98% for the Lipper High Yield Bond Funds Index.

The Fund’s performance in the period was broadly consistent with our expectations during volatile market conditions. Despite relatively stable economic indicators and continued strength in corporate profits, the asset class was negatively impacted by fears of slowing growth, political uncertainty and poor performance in global equity markets.

What factors contributed to the Fund’s performance?

The Fund’s performance was driven by positive sector allocation with underweights to the Energy and Basic Industry sectors. Offsetting this was negative credit selection in the Retail, Energy and Consumer Products sectors. The Fund's average cash balance of approximately 3.5% contributed to relative performance by approximately 12 basis points.1

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund’s credit rating exposure did not change materially in 2018. Over the course of the year, the Fund’s allocation to BB rated bonds increased to 52.7% from 50.8%, B rated bonds declined to 33.8% from 37.7% and CCC rated bonds decreased slightly to 6.6% from 7.0%. As of December 31, 2018, the average credit quality of the Fund as measured by S&P Global Ratings was B+. The duration of the Fund at year end was 4.07 years (versus the benchmark of 4.28 years).

[1]	Basis point is 0.01%.

50

December 31, 2018

By sector, the Fund increased exposure to the Services, Capital Goods and Real Estate sectors. The Fund reduced exposure to the Energy, Leisure and Telecommunications sectors. The top 10 positions in the Fund at year end made up 15% of the Fund versus 16.5% as of December 31, 2017.

What portfolio holdings contributed positively to performance?

JC Penney, a retailer, performed very well early in the year and we exited the position. Frontier Communications, a wireline telecommunications service provider, added to performance as the bonds outperformed after a difficult 2017. We reduced this position size in the fourth quarter of 2018. Lastly, Carlson Travel, a travel service provider, performed well in 2018 as they consistently outperformed market expectations over the course of the year.

What portfolio holdings detracted from performance?

Charlotte Russe, an apparel retailer, has been facing declining mall traffic and heightened competition in its “fast fashion” category. The company performed poorly despite reducing debt through an out of court restructuring. Chapparral Energy, an oil exploration & production company, underperformed due to volatile oil prices and waning investor confidence in the productivity of their acreage. Lastly, Highridge Brands, a consumer products company, performed poorly due to competitive pressures and near-term shortage of new products.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 4.5% ($10,000 investment minus $450 sales load = $9,550).

51

December 31, 2018

Pax High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2018

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXHX		-3.07%	5.47%	1.75%	7.51%
Class A1,2,4	PXHAX	NAV[3]	-3.05%	5.47%	1.78%	7.52%
		POP	-7.42%	3.89%	0.84%	7.03%
Institutional Class[1]	PXHIX		-2.70%	5.74%	2.02%	7.78%
ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index			-2.04%	6.34%	3.87%	9.98%
Lipper High Yield Bond Funds Index			-2.98%	6.12%	3.05%	9.82%

See 'Glossary of Terms' for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]

The Fund's investment adviser assumed certain expenses during the 10-year period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Bonds	79.4%
Foreign Bonds	17.3%
Loans	0.3%
U.S. Stocks	0.4%
Cash & Cash Equivalents	2.6%
Total	100.0%

52

December 31, 2018

Credit Quality*

Bond Rating	Percent of Bonds
U.S. Government	0.7%
BBB-	5.0%
BB+	13.7%
BB	23.3%
BB-	15.8%
B+	8.9%
B	13.4%
B-	11.7%
CCC+	5.8%
CCC	1.1%
CCC-	0.1%
CC	0.5%
Total	100.0%

*	See bond rating descriptions on page 49.

Top Ten Holdings

Company	Percent of Net Assets
Manitowoc Co, Inc., The, 144A, 12.750%, 08/15/21	0.9%
Scientific Games International, Inc., 10.000%, 12/01/22	0.9%
Fly Leasing, Ltd., 6.375%, 10/15/21	0.8%
Sprint Corp., 7.250%, 09/15/21	0.8%
Ally Financial, Inc., 4.250%, 04/15/21	0.8%
Lamb Weston Holdings, Inc., 144A, 4.625%, 11/01/24	0.8%
United Rentals North America, Inc., 5.750%, 11/15/24	0.8%
HCA, Inc., 5.875%, 05/01/23	0.8%
Air Canada, 144A, 7.750%, 04/15/21	0.7%
Ally Financial, Inc., 3.500%, 01/27/19	0.7%
Total	8.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change.

53

December 31, 2018

Pax High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Basic Industry	11.1%
Media	11.0%
Energy	10.6%
Telecommunications	9.1%
Health Care	7.3%
Capital Goods	6.6%
Services	6.1%
Consumer Goods	5.4%
Banking	4.1%
Technology & Electronics	4.1%
Retail	3.9%
Financial Services	3.1%
Leisure	2.9%
Real Estate	2.9%
Automotive	2.9%
Utility	2.3%
Transportation	1.0%
Insurance	0.8%
U.S. Government	0.7%
Other assets and liabilities (net)	4.1%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

54

December 31, 2018
Pax Balanced Fund

Portfolio Manager Andrew Braun

Portfolio Manager Nathan Moser, CFA

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager Peter Schwab, CFA

Portfolio Managers’ Comments

How did the Pax Balanced Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2018, the Investor Class and Institutional Class of the Fund had total returns of -4.08% and -3.85%, respectively, compared to -4.38% for the S&P 500 Index, -2.35% for the 60% S&P 500 Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index blend (the Blended Index) and -5.76% for the Morningstar Allocation--50% to 70% Equity category average.

What factors contributed to the Fund’s performance?

The main driver of the Fund's 2018 performance relative to its benchmarks was exposure to non-U.S. equity as the MSCI EAFE Index returned -13.8%, significantly underperforming U.S. equities with the S&P 500 Index returning -4.38%. The non-U.S. equity allocation was a headwind for performance relative to the Blended Index because it does not contain non-U.S. exposure. However, the modest, intentional underweight position to non-U.S. stocks relative to peers contributed positively to the Fund’s strong performance relative to the Morningstar Allocation--50%-70% Equity Index. The Fund’s modest overweight to equities through September 2018 was also a positive contributor to performance during the period.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund’s equity allocation was reduced in late-September and early-October and remains modestly below its 60% neutral target. The fixed income allocation remains in-line with its 40% target, with the Fund maintaining a modest, transitional allocation to cash. The fourth quarter decline in the market brought equity prices to more attractive valuation levels, both relative to its own history and investment grade bonds, particularly with the 10-year Treasury closing the year at a yield of 2.69%. Amid this volatility, we are continually assessing whether current valuations across asset classes fully reflect a myriad of risks, or if recent volatility has overly discounted these risks.

55

December 31, 2018

Pax Balanced Fund, continued

What portfolio holdings contributed positively and negatively to performance?

The Pax Mid Cap Fund was the largest detractor to 2018 performance as it underperformed the Russell Midcap Index. Its lower risk bias struggled during the first three quarters of 2018 before rebounding strongly in the market sell-off in the fourth quarter. The Pax Large Cap Fund trailed the S&P 500 Index by a small margin and was a modest detractor to performance versus the Blended Index.

The Pax ESG Beta Dividend Fund was a positive contributor, outperforming the Russell 1000 Index due to tilts toward companies with higher dividend yield, higher profitability and higher earnings quality, which are style factors that performed relatively well during the period.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2018

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXWX	-4.08%	4.72%	4.29%	7.85%
Institutional Class[1]	PAXIX	-3.85%	4.96%	4.54%	8.12%
S&P 500 Index		-4.38%	9.26%	8.49%	13.12%
Blended Index		-2.35%	6.50%	6.24%	9.42%
Morningstar Allocation--50% to 70% Equity		-5.76%	4.71%	3.67%	8.33%

See “Glossary of Terms” for descriptions of benchmarks.

56

December 31, 2018

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Manager Allocations

Fund Allocation	Percent of Net Assets
Equity
Large-Cap/Multi-Cap Core Strategies
Pax Large Cap Fund	34.8%
Pax ESG Beta Dividend Fund	6.8%
Small/Mid-Cap Core Strategies
Pax Mid Cap Fund	6.1%
Foreign Strategies
Pax Global Environmental Markets Fund	0.9%
Pax Global Opportunities Fund	1.4%
Pax MSCI EAFE ESG Leaders Index Fund	7.5%
Total Equity	57.5%

Fixed Income
Investment Grade/Intermediate
Pax Core Bond Fund	40.2%
Total Fixed Income	40.2%

Cash & Cash Equivalents	2.3%
Total	100.0%

57

December 31, 2018

Sustainable Investing Update (Unaudited)

Senior Vice President for Sustainable Investing Julie Gorte, Ph.D.

Sustainability is a journey, and we have all been on journeys that don’t proceed in a straight line. The year 2018 was a reminder of that.

Every year there are bound to be a few stories about how long it will take to close the gender gap, or some portion of it. This year, the disheartening news from the World Economic Forum was that it will take 202 years to fully bridge the gap in economic opportunities between men and women at the current rate of progress.1 The improvement last year was a very underwhelming 0.01 percent.

What that means for us is that we must simply keep working toward equality, and, if anything, redouble our efforts. At the moment, we are working with, or planning to work with, 11 companies to urge them to improve their gender equality profiles — two on board diversity, one on executive diversity and nine on gender pay equity. All of these are pieces of the gender equality puzzle, and while that’s a lot of work for us, it can often sound like a drop in the bucket outside the industry. The good news is that this kind of engagement often has a halo effect that magnifies beyond the specific company or companies we engage with.

Companies compete with each other on many dimensions, and these days, that’s increasingly including sustainability. As evidence of the financial materiality and impact of various aspects of sustainability on financial performance grows, companies know they need to inform their stakeholders — including shareholders — about what they’re doing to lighten their footprints on the planet and treat workers, supply chains and communities with respect and fairness. So when we convince one company to commit to pay equity or board/executive diversification, or to offer family-friendly benefits, that company’s competitors are likely to pay attention. We’ve seen this happen time after time, which is one reason that we try to focus our engagements on companies that are seen as industry leaders as often as we can.

Another area where we need to buckle down to work is climate change. After three years of reducing our greenhouse gas emissions even with a growing economy, 2018 showed that we haven’t completely turned the corner. Estimated greenhouse gas emissions in the U.S. went up 3.4 percent2, led by emissions from transportation

[1]	Bloomberg, “Women Are on Track To Earn the Same as Men — in 202 Years.” Dec. 17, 2018

[2]	The New York Times, “U.S. Carbon Emissions Surged in 2018 Even as Coal Plants Closed.” Jan. 8, 2019

58

December 31, 2018
Sustainable Investing Update (Unaudited), continued

— planes, trucks and other motor vehicles are now the largest category of U.S. emissions. The good news buried in the bad was that the U.S. continues to close coal power plants, which are the most carbon-intensive of all the ways to generate electricity. The progress we have made in phasing out coal shows no signs of halting despite the Trump administration’s promise to revive coal; as Michael Bloomberg said, the market killed coal, not the Obama administration.

Again, that means we need to maintain and amp up our efforts to convince companies to reduce emissions and set goals for emissions reduction that are compatible with the goals of the Paris Accord. We are engaging with, or have plans to engage with, 12 companies on the issue of climate change. In some cases, we will ask companies to assure that their lobbying and political spending is not working against other stated company commitments to tackle climate change; in others, we will ask companies to report on their emissions and emissions reduction plans, the impact of their supply chain on deforestation, or their commitments to renewable energy. We were also part of a coalition of investors who wrote to the EPA arguing that the agency’s plan to roll back fuel-efficiency standards for motor vehicles was unnecessary and damaging, not only to the climate but to the economy.

Our successes on these big stages may seem small individually, but together with those of other investors and concerned people, they can be significant. They have to be: This is how we as a society tackle big issues like gender inequality and climate change. We don’t have any silver-bullet options that would change everything overnight; we have these tools, and we can either use them or not. We choose to use them.

59

December 31, 2018

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund’s prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2018 and ending on December 31, 2018.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of fifteen dollars. If you are invested in one of these account types, you should add an additional $7.50 to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition if these transactional costs were included, our costs would have been higher.

60

December 31, 2018
Shareholder Expense Examples (Unaudited), continued

Based on Actual Fund Return
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 921.20	0.96%	$ 4.65
Large Cap Fund - Institutional	1,000.00	922.30	0.70%	3.39
Mid Cap Fund - Investor	1,000.00	876.90	1.19%	5.63
Mid Cap Fund - Institutional	1,000.00	877.40	0.94%	4.45
Small Cap Fund - Investor	1,000.00	829.40	1.19%	5.49
Small Cap Fund - Class A	1,000.00	829.20	1.19%	5.49
Small Cap Fund - Institutional	1,000.00	830.60	0.94%	4.34
ESG Beta Quality Fund - Investor	1,000.00	945.90	0.90%	4.41
ESG Beta Quality Fund - Class A	1,000.00	946.40	0.90%	4.42
ESG Beta Quality Fund - Institutional	1,000.00	947.30	0.65%	3.19
ESG Beta Dividend Fund - Investor	1,000.00	949.90	0.90%	4.42
ESG Beta Dividend Fund - Institutional	1,000.00	951.10	0.65%	3.20
Global Opportunities Fund - Investor	1,000.00	920.80	1.16%	5.62
Global Opportunities Fund - Institutional	1,000.00	920.80	0.92%	4.45
Global Environmental Markets Fund - Investor	1,000.00	903.60	1.23%	5.90
Global Environmental Markets Fund - Class A	1,000.00	903.40	1.23%	5.90
Global Environmental Markets Fund - Institutional	1,000.00	904.20	0.98%	4.70
Global Women's Leadership Fund - Investor	1,000.00	919.40	0.80%	3.87
Global Women's Leadership Fund - Institutional	1,000.00	920.30	0.55%	2.66
MSCI EAFE ESG Leaders Index Fund - Investor	1,000.00	895.00	0.80%	3.82
MSCI EAFE ESG Leaders Index Fund - Institutional	1,000.00	896.70	0.55%	2.63
Core Bond Fund - Investor	1,000.00	1,013.30	0.71%	3.60
Core Bond Fund - Institutional	1,000.00	1,014.60	0.46%	2.34
High Yield Bond Fund - Investor	1,000.00	977.30	0.96%	4.78
High Yield Bond Fund - Class A	1,000.00	977.40	0.96%	4.78
High Yield Bond Fund - Institutional	1,000.00	978.40	0.71%	3.54
Balanced Fund - Investor	1,000.00	955.50	0.30%	1.48
Balanced Fund - Institutional	1,000.00	956.20	0.05%	0.25

[1]

Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2018 and ending on December 31, 2018).

61

December 31, 2018

Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)
	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,020.37	0.96%	$ 4.89
Large Cap Fund - Institutional	1,000.00	1,021.68	0.70%	3.57
Mid Cap Fund - Investor	1,000.00	1,019.21	1.19%	6.06
Mid Cap Fund - Institutional	1,000.00	1,020.47	0.94%	4.79
Small Cap Fund - Investor	1,000.00	1,019.21	1.19%	6.06
Small Cap Fund - Class A	1,000.00	1,019.21	1.19%	6.06
Small Cap Fund - Institutional	1,000.00	1,020.47	0.94%	4.79
ESG Beta Quality Fund - Investor	1,000.00	1,020.67	0.90%	4.58
ESG Beta Quality Fund - Class A	1,000.00	1,020.67	0.90%	4.58
ESG Beta Quality Fund - Institutional	1,000.00	1,021.93	0.65%	3.31
ESG Beta Dividend Fund - Investor	1,000.00	1,020.67	0.90%	4.58
ESG Beta Dividend Fund - Institutional	1,000.00	1,021.93	0.65%	3.31
Global Opportunities Fund - Investor	1,000.00	1,019.36	1.16%	5.90
Global Opportunities Fund - Institutional	1,000.00	1,020.57	0.92%	4.69
Global Environmental Markets Fund - Investor	1,000.00	1,019.00	1.23%	6.26
Global Environmental Markets Fund - Class A	1,000.00	1,019.00	1.23%	6.26
Global Environmental Markets Fund - Institutional	1,000.00	1,020.27	0.98%	4.99
Global Women's Leadership Fund - Investor	1,000.00	1,021.17	0.80%	4.08
Global Women's Leadership Fund - Institutional	1,000.00	1,022.43	0.55%	2.80
MSCI EAFE ESG Leaders Index Fund - Investor	1,000.00	1,021.17	0.80%	4.08
MSCI EAFE ESG Leaders Index Fund - Institutional	1,000.00	1,022.43	0.55%	2.80
Core Bond Fund - Investor	1,000.00	1,021.63	0.71%	3.62
Core Bond Fund - Institutional Investor	1,000.00	1,022.82	0.46%	2.35
High Yield Bond Fund - Investor	1,000.00	1,020.37	0.96%	4.89
High Yield Bond Fund - Class A	1,000.00	1,020.37	0.96%	4.89
High Yield Bond Fund - Institutional	1,000.00	1,021.63	0.71%	3.62
Balanced Fund - Investor	1,000.00	1,023.69	0.30%	1.53
Balanced Fund - Institutional	1,000.00	1,024.95	0.05%	0.26

[1]

Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2018 and ending on December 31, 2018).

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December 31, 2018
Schedule of Investments

Pax Large Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.8%
Communication Services: 13.1%
Alphabet, Inc., Class A (a)	15,223	$15,907,425
Alphabet, Inc., Class C (a)	15,375	15,922,508
AT&T, Inc.	527,000	15,040,580
Discovery, Inc., Class A (a)(b)	337,414	8,347,622
T-Mobile US, Inc. (a)	152,500	9,700,525
Walt Disney Co., The	115,130	12,624,005
		77,542,665
Consumer Discretionary: 10.7%
Amazon.com, Inc. (a)	18,604	27,942,650
Aptiv PLC	131,500	8,096,455
Lowe's Cos., Inc.	127,062	11,735,446
PVH Corp.	91,900	8,542,105
Target Corp.	109,250	7,220,333
		63,536,989
Consumer Staples: 8.0%
Colgate-Palmolive Co.	167,000	9,939,840
McCormick & Co., Inc.	67,600	9,412,624
Mondelez International, Inc., Class A	391,800	15,683,754
PepsiCo, Inc.	111,945	12,367,684
		47,403,902
Energy: 4.8%
ConocoPhillips	202,000	12,594,700
Pioneer Natural Resources Co.	70,214	9,234,545
Schlumberger, Ltd.	188,277	6,793,034
		28,622,279
Financials: 12.1%
Bank of America Corp.	396,400	9,767,296
BlackRock, Inc.	27,100	10,645,422
Citizens Financial Group, Inc.	357,700	10,634,421
JPMorgan Chase & Co.	191,818	18,725,273
Prudential Financial, Inc.	121,100	9,875,704
Voya Financial, Inc.	294,300	11,813,202
		71,461,318
Health Care: 17.6%
Becton Dickinson & Co.	73,800	16,628,616
Biogen, Inc. (a)	28,518	8,581,637
Celgene Corp. (a)	135,000	8,652,150
Elanco Animal Health, Inc. (a)(b)	291,727	9,198,152
Eli Lilly & Co.	145,500	16,837,260
Humana, Inc.	45,300	12,977,544
Merck & Co., Inc.	218,000	16,657,379
Thermo Fisher Scientific, Inc.	65,927	14,753,803
		104,286,541
Industrials: 7.8%
Ingersoll-Rand PLC	211,403	19,286,296
Waste Management, Inc.	160,727	14,303,096
Xylem, Inc.	190,300	12,696,816
		46,286,208
Information Technology: 17.9%
Apple, Inc.	134,375	21,196,313
IBM	145,100	16,493,517
Microsoft Corp.	299,757	30,446,317
salesforce.com, Inc. (a)	91,400	12,519,058
TE Connectivity, Ltd.	128,000	9,680,640
Visa, Inc., Class A	119,900	15,819,606
		106,155,451
Materials: 3.7%
DowDuPont, Inc.	227,600	12,172,048
Vulcan Materials Co.	97,800	9,662,640
		21,834,688
Real Estate: 2.1%
Prologis, Inc., REIT	214,400	12,589,568

TOTAL COMMON STOCKS
(Cost $522,984,991)		579,719,609

MONEY MARKET: 2.1%
State Street Institutional U.S. Government Money Market Fund, 2.318% (c)(d)	12,558,737	12,558,737
(Cost $12,558,737)

63	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Large Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.299% (c)	2,346,095	$2,346,095
(Cost $2,346,095)

TOTAL INVESTMENTS: 100.3%
(Cost $537,889,823)		594,624,441

PAYABLE UPON RETURN OF SECURITIES LOANED: —
(NET): -0.4%		(2,346,095)

OTHER ASSETS AND LIABILITIES —
(NET): 0.1%		360,482

NET ASSETS: 100.0%		$592,638,828

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2018. The total market value of securities on loan as of December 31, 2018 was $15,998,156.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	64

December 31, 2018
Schedule of Investments, continued

Pax Mid Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 95.5%
Consumer Discretionary: 12.6%
Aramark	75,000	$2,172,750
Carter's, Inc.	12,671	1,034,207
Macy's, Inc.	31,020	923,776
Ross Stores, Inc.	25,000	2,079,999
Service Corp International	38,556	1,552,265
Williams-Sonoma, Inc. (a)	20,000	1,009,000
Wyndham Hotels & Resorts, Inc.	35,000	1,587,950
Yum! Brands, Inc.	30,044	2,761,644
		13,121,591
Consumer Staples: 5.1%
Lamb Weston Holdings, Inc.	18,333	1,348,575
Maple Leaf Foods, Inc.	89,900	1,799,712
US Foods Holding Corp. (b)	69,399	2,195,784
		5,344,071
Energy: 4.9%
Antero Resources Corp. (a)(b)	181,900	1,708,041
Concho Resources, Inc. (b)	15,459	1,589,031
Pioneer Natural Resources Co.	14,000	1,841,280
		5,138,352
Financials: 15.5%
Alleghany Corp.	5,500	3,428,260
Citizens Financial Group, Inc.	85,000	2,527,050
LegacyTexas Financial Group, Inc.	66,700	2,140,403
Legg Mason, Inc.	33,993	867,161
RenaissanceRe Holdings, Ltd.	10,034	1,341,546
White Mountains Insurance Group, Ltd.	3,924	3,365,576
Zions Bancorp NA	60,000	2,444,400
		16,114,396
Health Care: 13.4%
Biogen, Inc. (b)	14,500	4,363,340
Catalent, Inc. (b)	35,791	1,115,963
Cooper Cos, Inc., The	12,000	3,054,000
IQVIA Holdings, Inc. (b)	24,469	2,842,564
Laboratory Corp of America Holdings (b)	20,263	2,560,433
		13,936,300
Industrials: 9.5%
Expeditors Intl. of Washington, Inc.	18,575	1,264,772
Masco Corp.	40,597	1,187,056
nVent Electric PLC	73,172	1,643,443
Waste Management, Inc.	48,000	4,271,520
WESCO International, Inc. (b)	30,000	1,440,000
		9,806,791
Information Technology: 11.0%
Amdocs, Ltd.	42,500	2,489,650
Citrix Systems, Inc.	21,393	2,191,927
Envestnet, Inc. (b)	35,000	1,721,650
Skyworks Solutions, Inc.	16,500	1,105,830
SS&C Technologies Holdings, Inc.	22,915	1,033,696
Versum Materials, Inc.	38,526	1,067,941
Zebra Technologies Corp., Class A (b)	11,000	1,751,530
		11,362,224
Materials: 10.0%
Alcoa Corp. (b)	24,999	664,473
Celanese Corp.	35,000	3,148,950
Ecolab, Inc.	12,000	1,768,200
Newmont Mining Corp.	138,309	4,792,407
		10,374,030
Real Estate: 8.6%
Crown Castle International Corp., REIT	30,000	3,258,900
Prologis, Inc., REIT	60,000	3,523,200
Weyerhaeuser Co., REIT	98,482	2,152,817
		8,934,917
Utilities: 4.9%
ONE Gas, Inc.	64,044	5,097,902

TOTAL COMMON STOCKS
(Cost $95,491,222)		99,230,574

MONEY MARKET: 4.6%
State Street Institutional U.S. Government Money Market Fund, 2.318% (c)(d)	4,825,417	4,825,417
(Cost $4,825,417)

65	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Mid Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.299% (c)	1,020,000	$1,020,000
(Cost $1,020,000)

TOTAL INVESTMENTS: 101.1%
(Cost $101,336,639)		105,075,991

PAYABLE UPON RETURN OF SECURITIES LOANED: —
(NET): -1.0%		(1,020,000)

OTHER ASSETS AND LIABILITIES —
(NET):- 0.1%		(70,410)

NET ASSETS: 100.0%		$103,985,581

(a)	Security or partial position of this security was on loan as of December 31, 2018. The total market value of securities on loan as of December 31, 2018 was $2,659,969.
(b)	Non-income producing security.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	66

December 31, 2018
Schedule of Investments, continued

Pax Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 100.5%
Communication Services: 4.1%
AMC Networks, Inc., Class A (a)(b)	110,139	$6,044,428
ORBCOMM, Inc. (a)	866,213	7,154,919
Yelp, Inc. (a)(b)	150,000	5,248,500
		18,447,847
Consumer Discretionary: 10.0%
At Home Group, Inc. (a)(b)	150,000	2,799,000
Carter's, Inc.	68,804	5,615,782
Michaels Cos, Inc., The (a)(b)	380,665	5,154,204
National Vision Holdings, Inc. (a)	172,724	4,865,636
Wendy's Co, The	750,944	11,722,236
Williams-Sonoma, Inc. (b)	106,900	5,393,105
Wyndham Hotels & Resorts, Inc.	198,770	9,018,195
		44,568,158
Consumer Staples: 4.5%
Maple Leaf Foods, Inc.	641,600	12,844,219
Performance Food Group Co. (a)	225,420	7,274,303
		20,118,522
Energy: 4.0%
Antero Resources Corp. (a)(b)	782,756	7,350,079
Parsley Energy, Inc., Class A (a)	656,814	10,495,888
		17,845,967
Financials: 22.8%
Hanover Insurance Group, Inc., The	103,861	12,127,849
HomeTrust Bancshares, Inc.	1,007,672	26,380,853
LegacyTexas Financial Group, Inc.	256,378	8,227,170
Meridian Bancorp, Inc.	1,333,086	19,089,792
TheStreet, Inc. (a)	2,252,775	4,573,133
Victory Capital Holdings, Inc., Class A (a)	1,585,710	16,205,956
White Mountains Insurance Group, Ltd.	17,612	15,105,636
		101,710,389
Health Care: 12.6%
Aratana Therapeutics, Inc. (a)	36,057	221,029
Ligand Pharmaceuticals, Inc. (a)(b)	80,959	10,986,136
Medpace Holdings, Inc. (a)	99,487	5,265,847
Merit Medical Systems, Inc. (a)	173,850	9,702,569
Natus Medical, Inc. (a)	642,167	21,852,943
Wright Medical Group NV (a)	300,000	8,166,000
		56,194,524
Industrials: 18.3%
Beacon Roofing Supply, Inc. (a)	276,267	8,763,189
Casella Waste Systems, Inc., Class A (a)	229,500	6,538,455
Comfort Systems USA, Inc.	315,946	13,800,521
EMCOR Group, Inc.	101,400	6,052,566
Federal Signal Corp.	300,000	5,970,000
Landstar System, Inc.	50,000	4,783,500
MasTec, Inc. (a)(b)	257,889	10,459,978
MRC Global, Inc. (a)	766,170	9,370,259
Thermon Group Holdings, Inc. (a)	237,230	4,811,024
Watts Water Technologies, Inc., Class A	98,426	6,351,430
WESCO International, Inc. (a)	102,453	4,917,744
		81,818,666
Information Technology: 7.3%
8x8, Inc. (a)	5,900	106,436
Envestnet, Inc. (a)	210,476	10,353,314
KEMET Corp.	313,700	5,502,298
Proofpoint, Inc. (a)	9,470	793,681
Verint Systems, Inc. (a)	284,679	12,044,768
Versum Materials, Inc.	128,612	3,565,125
		32,365,622
Materials: 2.5%
Platform Specialty Products Corp. (a)	598,942	6,187,071
Valvoline, Inc.	253,606	4,907,276
		11,094,347
Real Estate: 6.3%
CatchMark Timber Trust, Inc, Class A, REIT	1,351,215	9,593,627
Ryman Hospitality Properties, Inc., REIT	147,012	9,804,230
Terreno Realty Corp., REIT	252,170	8,868,819
		28,266,676
Utilities: 8.1%
ONE Gas, Inc.	121,706	9,687,798
Unitil Corp.	523,054	26,487,455
		36,175,253
TOTAL COMMON STOCKS
(Cost $479,819,559)		448,605,971

67	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
MONEY MARKET: 0.1%
State Street Institutional U.S. Government Money Market Fund, 2.318% (c)(d)	625,692	$625,692
(Cost $625,692)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.299% (c)	5,399,931	5,399,931
(Cost $5,399,931)

TOTAL INVESTMENTS: 101.8%
(Cost $485,845,182)		454,631,594

PAYABLE UPON RETURN OF SECURITIES LOANED —
(NET): -1.2%		(5,399,931)

OTHER ASSETS AND LIABILITIES —
(NET): -0.6%		(2,637,036)

NET ASSETS: 100.0%		$446,594,627

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2018. The total market value of securities on loan as of December 31, 2018 was $46,027,861.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	68

December 31, 2018
Schedule of Investments, continued

Pax ESG Beta Quality Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.3%
Communication Services: 9.3%
Alphabet, Inc., Class A (a)	4,465	$4,665,746
Alphabet, Inc., Class C (a)	1,456	1,507,851
AT&T, Inc.	72,669	2,073,973
Facebook, Inc., Class A (a)	14,536	1,905,524
Verizon Communications, Inc.	107,241	6,029,088
Viacom, Inc., Class B	38,176	981,123
Walt Disney Co., The	7,959	872,704
		18,036,009
Consumer Discretionary: 13.7%
Amazon.com, Inc. (a)	3,733	5,606,853
AutoNation, Inc. (a)	6,242	222,839
Best Buy Co., Inc.	6,531	345,882
BorgWarner, Inc.	8,566	297,583
Burlington Stores, Inc. (a)	231	37,577
Darden Restaurants, Inc.	8,884	887,156
Foot Locker, Inc.	2,128	113,210
Gap Inc., The	22,699	584,726
Home Depot, Inc., The	15,500	2,663,210
Lowe's Cos., Inc.	4,402	406,569
Macy's, Inc.	6,111	181,986
Marriott International, Inc., Class A	14,364	1,559,356
McDonald's Corp.	9,028	1,603,102
Michael Kors Holdings, Ltd. (a)	17,516	664,207
Murphy USA, Inc. (a)	1,847	141,554
NIKE, Inc., Class B	26,027	1,929,642
Nordstrom, Inc. (b)	7,112	331,490
Penske Automotive Group, Inc.	20,894	842,446
Sally Beauty Holdings, Inc. (a)	29,798	508,056
Starbucks Corp.	45,300	2,917,320
Target Corp.	25,701	1,698,579
TJX Cos., Inc., The	25,238	1,129,148
Tractor Supply Co.	806	67,253
Ulta Beauty, Inc. (a)	845	206,890
VF Corp.	13,046	930,702
Williams-Sonoma, Inc. (b)	13,332	672,599
		26,549,935
Consumer Staples: 10.1%
Clorox Co., The	3,081	474,905
Colgate-Palmolive Co.	14,200	845,184
Estee Lauder Cos, Inc., The, Class A	8,219	1,069,292
General Mills, Inc.	29,116	1,133,777
Herbalife Nutrition, Ltd. (a)(b)	7,728	455,566
Hershey Co.,The	6,551	702,136
J.M. Smucker Co., The	6,835	639,004
Kellogg Co.	18,583	1,059,417
Keurig Dr Pepper, Inc. (b)	19,439	498,416
Kimberly-Clark Corp.	11,992	1,366,368
Kroger Co., The	78,534	2,159,685
McCormick & Co., Inc.	804	111,949
PepsiCo, Inc.	45,180	4,991,486
Procter & Gamble Co., The	22,100	2,031,432
Sysco Corp.	11,928	747,408
US Foods Holding Corp. (a)	6,879	217,652
Walgreens Boots Alliance, Inc.	15,281	1,044,151
		19,547,828
Energy: 0.5%
Cabot Oil & Gas Corp.	8,819	197,105
ConocoPhillips	2,845	177,386
Newfield Exploration Co. (a)	36,330	532,598
Pioneer Natural Resources Co.	989	130,073
Valero Energy Corp.	31	2,324
		1,039,486
Financials: 10.1%
Affiliated Managers Group, Inc.	6,857	668,146
Aflac, Inc.	72,634	3,309,205
Allstate Corp., The	13,782	1,138,807
Ally Financial, Inc.	8,336	188,894
American Express Co.	6,578	627,015
American National Insurance Co.	3,170	403,351
Bank of America Corp.	8,327	205,177
Citizens Financial Group, Inc.	23,648	703,055
Comerica, Inc.	2,902	199,338
Discover Financial Services	1,735	102,330
East West Bancorp, Inc.	22,447	977,118
FactSet Research Systems, Inc. (b)	379	75,849
Fifth Third Bancorp	12,260	288,478
First American Financial Corp.	1,345	60,041
Lincoln National Corp.	19,154	982,792
Morningstar, Inc.	5,153	566,006
PNC Financial Services Group, Inc.	30,700	3,589,136
Prudential Financial, Inc.	34,130	2,783,302

69	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Reinsurance Group of America, Inc.	16,893	$2,368,905
Unum Group	10,776	316,599
		19,553,544
Health Care: 12.7%
AbbVie, Inc.	11,166	1,029,394
Agilent Technologies, Inc.	17,334	1,169,352
Allergan PLC	687	91,824
Amgen, Inc.	6,007	1,169,383
Anthem, Inc.	2,937	771,344
Biogen, Inc. (a)	3,447	1,037,271
Bristol-Myers Squibb Co.	4,306	223,826
Cardinal Health, Inc.	3,659	163,191
Celgene Corp. (a)	17,207	1,102,797
Centene Corp. (a)	846	97,544
CVS Health Corp.	5,450	357,084
Eli Lilly & Co.	13,746	1,590,687
Gilead Sciences, Inc.	4,440	277,722
HCA Healthcare, Inc.	9,560	1,189,742
IQVIA Holdings, Inc. (a)	1,162	134,990
Johnson & Johnson	38,356	4,949,841
Laboratory Corp of America Holdings (a)	461	58,252
Merck & Co., Inc.	24,224	1,850,956
Patterson Cos., Inc.	7,801	153,368
Thermo Fisher Scientific, Inc.	14,287	3,197,288
UnitedHealth Group, Inc.	14,112	3,515,581
Zoetis, Inc.	5,434	464,824
		24,596,261
Industrials: 7.8%
3M Co.	19,189	3,656,272
CSX Corp.	1,665	103,446
Expeditors Intl. of Washington, Inc.	8,194	557,929
Landstar System, Inc.	15,792	1,510,821
ManpowerGroup, Inc.	4,287	277,798
Owens Corning	1,148	50,489
PACCAR, Inc.	2,024	115,651
Pitney Bowes, Inc.	112,778	666,518
Robert Half International, Inc.	3,188	182,354
Roper Technologies, Inc.	8,210	2,188,129
Ryder System, Inc.	37,196	1,790,987
Stanley Black & Decker, Inc.	6,402	766,575
United Parcel Service, Inc., Class B	16,564	1,615,487
W.W. Grainger, Inc.	2,057	580,815
Waste Management, Inc.	13,039	1,160,341
		15,223,612
Information Technology: 19.3%
Accenture PLC, Class A	13,221	1,864,293
Apple, Inc.	33,144	5,228,135
Booz Allen Hamilton Holding Corp.	7,488	337,484
CDW Corp.	3,783	306,612
Cisco Systems, Inc.	33,712	1,460,741
Citrix Systems, Inc.	3,516	360,249
Cognizant Technology Solutions, Class A	24,303	1,542,754
Commscope Holding Co., Inc. (a)	8,148	133,546
F5 Networks, Inc. (a)	5,175	838,505
HP, Inc.	106,836	2,185,865
IBM	8,364	950,736
Intel Corp.	60,776	2,852,218
Intuit, Inc.	2,033	400,196
Jabil, Inc.	7,490	185,677
MasterCard, Inc., Class A	23,200	4,376,680
Microsoft Corp.	52,646	5,347,254
Oracle Corp.	25,848	1,167,037
Red Hat, Inc. (a)	9,990	1,754,644
Seagate Technology PLC	1,572	60,663
Synopsys, Inc. (a)	7,939	668,781
Texas Instruments, Inc.	45,595	4,308,728
Visa, Inc., Class A	7,634	1,007,230
		37,338,028
Materials: 4.8%
Celanese Corp.	3,032	272,789
Eastman Chemical Co.	31,018	2,267,726
Ecolab, Inc.	4,443	654,676
Linde PLC	8,176	1,275,783
LyondellBasell Industries NV, Class A	35,300	2,935,548
WestRock Co.	51,514	1,945,169
		9,351,691
Real Estate: 5.2%
Apple Hospitality REIT, Inc., REIT	122,436	1,745,937
Brixmor Property Group, Inc., REIT	21,538	316,393
CBRE Group, Inc., Class A (a)	46,993	1,881,600
Hospitality Properties Trust, REIT	121,077	2,891,319

SEE NOTES TO FINANCIAL STATEMENTS	70

December 31, 2018
Schedule of Investments, continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Host Hotels & Resorts, Inc., REIT	48,926	$815,596
Jones Lang LaSalle, Inc.	351	44,437
Lamar Advertising Co., Class A, REIT	794	54,929
Simon Property Group, Inc., REIT	11,298	1,897,951
Tanger Factory Outlet Centers, Inc., REIT (b)	18400	372,048
		10,020,210
Utilities: 5.8%
American Water Works Co., Inc.	36,715	3,332,621
CenterPoint Energy, Inc.	78,186	2,207,191
Consolidated Edison, Inc.	15,152	1,158,522
Eversource Energy	3,182	206,957
Exelon Corp.	49,922	2,251,482
NextEra Energy, Inc.	12,516	2,175,531
		11,332,304
TOTAL COMMON STOCKS
(Cost $128,508,135)		192,588,908

MONEY MARKET: 0.7%
State Street Institutional U.S. Government Money Market Fund, 2.318% (c)(d)	1,320,510	1,320,510
(Cost $1,320,510)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.299% (c)	459,816	459,816
(Cost $459,816)

TOTAL INVESTMENTS: 100.2%
(Cost $130,288,461)		194,369,234

PAYABLE UPON RETURN OF SECURITIES LOANED:
-0.2%		(459,816)

OTHER ASSETS AND LIABILITIES —
(NET): 0.0% (e)		73,785

NET ASSETS: 100.0%		$193,983,203

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2018. The total market value of securities on loan as of December 31, 2018 was $2,405,969.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(d)	Premier Class shares
(e)	Rounds to less than 0.05%.

REIT - Real Estate Investment Trust

71	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax ESG Beta Dividend Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.4%
Communication Services: 5.7%
Activision Blizzard, Inc.	5,670	$264,052
Alphabet, Inc., Class A (a)	1,953	2,040,807
AT&T, Inc.	52,861	1,508,653
CenturyLink, Inc.	35,950	544,643
John Wiley & Sons, Inc., Class A	393	18,459
Omnicom Group, Inc.	3,209	235,027
Telephone & Data Systems, Inc.	1,719	55,936
Verizon Communications, Inc.	32,188	1,809,609
Walt Disney Co., The	1,469	161,076
		6,638,262
Consumer Discretionary: 13.2%
Amazon.com, Inc. (a)	2,244	3,370,421
Aptiv PLC	2,676	164,761
Best Buy Co., Inc.	5,583	295,676
Darden Restaurants, Inc.	11,313	1,129,716
Foot Locker, Inc.	5,896	313,667
Gap Inc., The	7,621	196,317
Home Depot, Inc., The	14,576	2,504,448
Kohl's Corp.	10,428	691,794
L Brands, Inc.	9,036	231,954
Las Vegas Sands Corp.	25,581	1,331,491
Lowe's Cos., Inc.	2,325	214,737
lululemon athletica, Inc. (a)	252	30,646
Macy's, Inc.	6,309	187,882
McDonald's Corp.	7,454	1,323,607
NIKE, Inc., Class B	6,166	457,147
Nordstrom, Inc. (b)	2,339	109,021
Ralph Lauren Corp.	2,089	216,128
Royal Caribbean Cruises, Ltd.	4,657	455,408
Starbucks Corp.	4,542	292,505
Tapestry, Inc.	4,851	163,721
Target Corp.	14,137	934,314
Tupperware Brands Corp.	10,819	341,556
VF Corp.	546	38,952
Wayfair, Inc., Class A (a)(b)	258	23,241
Whirlpool Corp.	1,574	168,213
Williams-Sonoma, Inc. (b)	5,890	297,151
		15,484,474
Consumer Staples: 6.1%
Clorox Co., The	1,730	266,662
Coca-Cola Co., The	7,163	339,168
General Mills, Inc.	10,872	423,356
Kimberly-Clark Corp.	9,244	1,053,261
Kroger Co., The	7,654	210,485
PepsiCo, Inc.	21,230	2,345,490
Procter & Gamble Co., The	21,163	1,945,303
Sysco Corp.	6,781	424,897
Walgreens Boots Alliance, Inc.	1,621	110,763
		7,119,385
Energy: 2.5%
ConocoPhillips	4,915	306,450
Occidental Petroleum Corp.	5,341	327,831
ONEOK, Inc.	35,486	1,914,470
Schlumberger, Ltd.	10,253	369,928
		2,918,679
Financials: 9.4%
Aflac, Inc.	21,602	984,187
Bank of America Corp.	28,340	698,298
BlackRock, Inc.	877	344,503
CME Group, Inc.	9,265	1,742,932
Cullen/Frost Bankers, Inc.	2,265	199,184
JPMorgan Chase & Co.	7,747	756,262
Legg Mason, Inc.	3,602	91,887
MetLife, Inc.	18,059	741,503
Morningstar, Inc.	2,231	245,053
New York Community Bancorp, Inc. (b)	14,486	136,313
People's United Financial, Inc.	41,496	598,787
PNC Financial Services Group, Inc.	874	102,179
ProAssurance Corp.	21,882	887,534
Prudential Financial, Inc.	15,808	1,289,142
Regions Financial Corp.	23,014	307,927
TFS Financial Corp.	38,073	614,117
U.S. Bancorp	22,746	1,039,492
Unum Group	10,547	309,871
		11,089,171
Health Care: 15.4%
Abbott Laboratories	27,383	1,980,612
AbbVie, Inc.	17,172	1,583,087
Amgen, Inc.	8,843	1,721,467
Anthem, Inc.	948	248,973
Baxter International, Inc.	5,263	346,411
Becton Dickinson & Co.	16	3,605
Bristol-Myers Squibb Co.	6,032	313,543
Cardinal Health, Inc.	12,642	563,833
CVS Health Corp.	6,929	453,988
Eli Lilly & Co.	14,434	1,670,302
Gilead Sciences, Inc.	425	26,584

SEE NOTES TO FINANCIAL STATEMENTS	72

December 31, 2018
Schedule of Investments, continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
IDEXX Laboratories, Inc. (a)	768	$142,863
Illumina, Inc. (a)	708	212,350
Johnson & Johnson	27,519	3,551,327
Merck & Co., Inc.	21,720	1,659,625
Patterson Cos., Inc. (b)	24,167	475,123
Quest Diagnostics, Inc.	81	6,745
ResMed, Inc.	4,908	558,874
UnitedHealth Group, Inc.	10,119	2,520,845
		18,040,157
Industrials: 13.3%
3M Co.	15,945	3,038,160
Dover Corp.	5,825	413,284
Eaton Corp PLC	20,772	1,426,206
Emerson Electric Co.	27,247	1,628,008
Hubbell, Inc.	758	75,300
Illinois Tool Works, Inc.	11,576	1,466,563
Ingersoll-Rand PLC	9,262	844,972
Nielsen Holdings PLC	17,306	403,749
PACCAR, Inc.	1,335	76,282
Pitney Bowes, Inc.	97,591	576,763
Robert Half International, Inc.	8,803	503,532
Rockwell Automation, Inc.	8,687	1,307,220
Ryder System, Inc.	2,682	129,138
Stanley Black & Decker, Inc.	1,914	229,182
Union Pacific Corp.	5,221	721,699
United Parcel Service, Inc., Class B	11,207	1,093,019
W.W. Grainger, Inc.	3,335	941,671
Waste Management, Inc.	7,965	708,805
		15,583,553
Information Technology: 24.7%
Accenture PLC, Class A	15,254	2,150,967
Adobe, Inc. (a)	3,445	779,397
Apple, Inc.	21,762	3,432,738
Autodesk, Inc. (a)	2,823	363,066
Automatic Data Processing, Inc.	4,917	644,717
Cisco Systems, Inc.	84,384	3,656,359
Corning, Inc.	7,028	212,316
Fortinet, Inc. (a)	863	60,781
HP, Inc.	28,588	584,910
IBM	18,654	2,120,400
Intel Corp.	40,084	1,881,142
Jack Henry & Associates, Inc.	2,038	257,848
Manhattan Associates, Inc. (a)	7,114	301,420
MasterCard, Inc., Class A	1,507	284,296
Maxim Integrated Products, Inc.	17,024	865,670
Microsoft Corp.	37,111	3,769,364
National Instruments Corp.	16,747	759,979
NetApp, Inc.	4,673	278,838
Oracle Corp.	3,778	170,577
Paychex, Inc.	19,082	1,243,192
PayPal Holdings Inc (a)	1,332	112,008
QUALCOMM, Inc.	13,965	794,748
salesforce.com, Inc. (a)	5,385	737,583
Seagate Technology PLC (b)	5,301	204,566
Square, Inc. (a)	510	28,606
Texas Instruments, Inc.	28,208	2,665,656
VMware, Inc., Class A	948	129,999
Western Union Co., The	20,322	346,693
Xilinx, Inc.	1,831	155,946
		28,993,782
Materials: 3.0%
Air Products & Chemicals, Inc.	6,952	1,112,668
Avery Dennison Corp.	3,769	338,569
Celanese Corp.	1,047	94,199
Eastman Chemical Co.	1,797	131,379
Ecolab, Inc.	1,088	160,317
Linde PLC	8,577	1,338,355
WestRock Co.	7,785	293,962
		3,469,449
Real Estate: 4.3%
Apple Hospitality REIT, Inc., REIT	6,168	87,956
Brandywine Realty Trust, REIT	7,102	91,403
Brookfield Property REIT, Inc., REIT	4,438	71,452
Crown Castle International Corp., REIT	580	63,005
HCP, Inc., REIT	12,217	341,221
Hospitality Properties Trust, REIT	9,729	232,329
Host Hotels & Resorts, Inc., REIT	18,041	300,743
Iron Mountain, Inc., REIT	10,388	336,675
Lamar Advertising Co., Class A, REIT	2,463	170,390
MFA Financial, Inc., REIT	12,845	85,805
Public Storage, REIT	1,792	362,719

73	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Senior Housing Properties Trust, REIT	3,562	$41,747
Simon Property Group, Inc., REIT	4,288	720,341
Starwood Property Trust, Inc., REIT	22,115	435,887
Tanger Factory Outlet Centers, Inc., REIT (b)	17,480	353,446
Uniti Group, Inc., REIT (b)	1,768	27,528
Welltower, Inc., REIT	7,123	494,407
WP Carey, Inc., REIT	11,927	779,310
		4,996,364
Utilities: 1.8%
CenterPoint Energy, Inc.	29,965	845,912
Consolidated Edison, Inc.	2,062	157,661
Dominion Energy, Inc.	8,490	606,695
Edison International	9,293	527,564
		2,137,832
TOTAL COMMON STOCKS
(Cost $97,032,462)		116,471,108

MONEY MARKET: 0.5%
State Street Institutional U.S. Government Money Market Fund, 2.318% (c)(d)	579,647	579,647
(Cost $579,647)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.299% (c)	293,709	$293,709
(Cost $293,709)

TOTAL INVESTMENTS: 100.2%
(Cost $97,905,818)		117,344,464

PAYABLE UPON RETURN OF SECURITIES LOANED —
(NET): -0.3%		(293,709)

OTHER ASSETS AND LIABILITIES —
(NET): 0.1%		156,971

NET ASSETS: 100.0%		$117,207,726

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2018. The total market value of securities on loan as of December 31, 2018 was $1,461,908.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	74

December 31, 2018
Schedule of Investments, continued

Pax Global Opportunities Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.6%
Communication Services: 2.3%
KDDI Corp.	24,100	$575,867

Consumer Discretionary: 2.5%
Aptiv PLC	9,994	615,331

Consumer Staples: 8.4%
Danone SA	14,594	1,028,623
Jeronimo Martins SGPS SA	40,379	478,511
Sprouts Farmers Market, Inc. (a)	24,523	576,536
		2,083,670
Financials: 14.5%
AIA Group, Ltd.	70,400	584,799
Beazley PLC	78,373	503,697
HDFC Bank, Ltd., ADR	9,739	1,008,863
Hiscox, Ltd.	30,282	625,883
Prudential PLC	50,528	902,251
		3,625,493
Health Care: 18.4%
Abcam PLC	23,974	333,706
Agilent Technologies, Inc.	11,029	744,016
Becton Dickinson & Co.	4,149	934,853
Danaher Corp.	5,462	563,241
Genus PLC	17,841	488,003
Grifols SA, ADR	30,791	565,323
Thermo Fisher Scientific, Inc.	4,271	955,807
		4,584,949
Industrials: 10.1%
IDEX Corp.	3,901	492,540
Kubota Corp.	31,200	443,468
Tomra Systems ASA	19,682	443,267
Xylem, Inc.	17,164	1,145,182
		2,524,457
Information Technology: 25.0%
ASML Holding NV	1,515	237,339
Cadence Design Systems, Inc. (a)	14,017	609,459
Cognizant Technology Solutions, Class A	6,926	439,662
Keyence Corp.	1,275	644,443
MasterCard, Inc., Class A	2,615	493,320
Microsoft Corp.	7,357	747,250
SAP SE	5,270	523,046
Taiwan Semiconductor Manufacturing Co, Ltd	120,000	871,347
TE Connectivity, Ltd.	8,448	638,922
Visa, Inc., Class A	7,690	1,014,620
		6,219,408
Materials: 16.4%
Corbion NV	9,096	254,720
Ecolab, Inc.	7,140	1,052,080
Koninklijke DSM NV	10,683	866,666
Linde PLC	5,232	816,401
Sealed Air Corp.	18,685	650,985
Symrise AG	6,180	457,895
		4,098,747
TOTAL COMMON STOCKS
(Cost $26,358,332)		24,327,922

PREFERRED STOCKS: 0.8%
Health Care: 0.8%
Sartorius AG	1,691	210,457
(Cost $261,419)

MONEY MARKET: 1.7%
State Street Institutional U.S. Government Money Market Fund, 2.318% (b)(c)	426,182	426,182
(Cost $426,182)

TOTAL INVESTMENTS: 100.1%
(Cost $27,045,933)		24,964,561

OTHER ASSETS AND LIABILITIES —
(NET): -0.1%		(22,164)

NET ASSETS: 100.0%		$24,942,397

(a)	Non-income producing security.
(b)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(c)	Premier Class shares

ADR - American Depository Receipt

75	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Global Opportunities Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
France	$1,028,623	4.1%
Germany	1,191,398	4.7%
Hong Kong	584,799	2.3%
India	1,008,863	4.0%
Japan	1,663,778	6.7%
Netherlands	1,358,725	5.5%
Norway	443,267	1.8%
Portugal	478,511	1.9%
Spain	565,323	2.3%
Taiwan	871,347	3.5%
United Kingdom	2,853,540	11.5%
United States	12,490,205	50.1%
Money Market	426,182	1.7%
Other assets and liabilities (net)	(22,164)	-0.1%
TOTAL	$24,942,397	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	76

December 31, 2018
Schedule of Investments, continued

Pax Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.0%
RENEWABLE & ALTERNATIVE ENERGY: 0.4%

Renewable Energy Developers & Independent Power Producers (IPPS) : 0.4%
Huaneng Renewables Corp., Ltd.	9,722,000	$2,612,887

ENERGY EFFICIENCY: 33.8%

Power Network Efficiency: 4.8%
Hubbell, Inc.	148,958	14,797,488
Schneider Electric SE	198,195	13,443,806
		28,241,294
Industrial Energy Efficiency: 4.4%
Delta Electronics, Inc.	2,831,475	11,917,167
PTC, Inc. (a)	170,651	14,146,968
		26,064,135
Buildings Energy Efficiency: 11.4%
A.O. Smith Corp.	146,051	6,236,378
Autodesk, Inc. (a)	68,493	8,808,885
Ingersoll-Rand PLC	183,885	16,775,828
Kingspan Group PLC	148,078	6,347,724
Legrand SA	163,648	9,251,423
Sekisui Chemical Co., Ltd.	596,800	8,871,810
Signify NV	486,601	11,383,301
		67,675,349
Transport Energy Efficiency: 8.7%
Aptiv PLC	230,472	14,190,161
Delphi Technologies PLC	207,118	2,965,930
TE Connectivity, Ltd.	251,674	19,034,105
Zhuzhou CRRC Times Electric Co. Ltd.	2,795,900	15,523,726
		51,713,922
Consumer Energy Efficiency: 1.0%
Murata Manufacturing Co., Ltd.	45,000	6,063,738

Diversified Energy Efficiency: 3.5%
Siemens AG	183,400	20,467,725

WATER INFRASTRUCTURE & TECHNOLOGIES: 28.7%

Water Infrastructure: 11.8%
Ferguson PLC	264,891	16,926,058
Georg Fischer AG	8,510	6,827,399
IDEX Corp.	120,951	15,271,273
Watts Water Technologies, Inc., Class A	160,544	10,359,904
Xylem, Inc.	308,109	20,557,032
		69,941,666
Water Treatment Equipment: 4.5%
Coway Co, Ltd.	108,393	7,198,352
Ecolab, Inc.	131,985	19,447,990
		26,646,342
Water Utilities: 8.9%
American Water Works Co., Inc.	177,798	16,138,724
Beijing Enterprises Water Group, Ltd. (a)	16,906,000	8,629,243
Pennon Group PLC	1,009,855	8,927,073
Suez	1,421,615	18,780,236
		52,475,276
Diversified Water Infrastructure & Technology: 3.5%
Danaher Corp.	200,030	20,627,094

POLLUTION CONTROL: 12.1%
Pollution Control Solutions: 0.8%
Umicore SA	119,755	4,778,824

Environmental Testing & Gas Sensing: 8.2%
Agilent Technologies, Inc.	252,260	17,017,460
Applus Services SA	505,972	5,613,511
Intertek Group PLC	190,421	11,654,301
Waters Corp. (a)	74,458	14,046,502
		48,331,774
Public Transportation: 3.1%
East Japan Railway Co.	205,700	18,165,382

WASTE MANAGEMENT & TECHNOLOGIES: 4.6%
Waste Technology Equipment: 1.5%
China Everbright International, Ltd.	10,065,555	9,020,023

General Waste Management: 3.1%
Waste Management, Inc.	202,939	18,059,542

FOOD, AGRICULTURE & FORESTRY: 14.8%
Logistics, Food Safety & Packaging: 8.1%
GEA Group AG	449,994	11,585,387
Sealed Air Corp.	622,732	21,695,983

77	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
FOOD, AGRICULTURE & FORESTRY, continued
Logistics, Food Safety & Packaging, continued
WestRock Co.	390,990	$14,763,782
		48,045,152
Sustainable & Efficient Agriculture: 6.7%
Koninklijke DSM NV	75,000	6,084,425
Kubota Corp.	954,800	13,571,257
Trimble, Inc. (a)	436,855	14,376,898
Welbilt, Inc. (a)	497,119	5,522,992
		39,555,572
Diversified Environmental: 4.6%
3M Co.	48,144	9,173,358
Linde PLC	115,590	18,036,663
		27,210,021
TOTAL COMMON STOCKS
(Cost $568,126,213)		585,695,718

MONEY MARKET: 0.2%
State Street Institutional U.S. Government Money Market Fund, 2.318% (b)(c)	890,911	890,911
(Cost $890,911)

TOTAL INVESTMENTS: 99.2%
(Cost $569,017,124)		586,586,629

OTHER ASSETS AND LIABILITIES —
(NET): 0.8%		4,513,803

NET ASSETS: 100.0%		$591,100,432

(a)	Non-income producing security.
(b)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(c)	Premier Class shares

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Belgium	$4,778,824	0.8%
China	35,785,879	6.1%
France	41,475,465	7.0%
Germany	32,053,112	5.4%
Ireland	6,347,724	1.1%
Japan	46,672,187	7.9%
Netherlands	17,467,725	3.0%
South Korea	7,198,352	1.2%
Spain	5,613,511	0.9%
Switzerland	6,827,399	1.2%
Taiwan	11,917,167	2.0%
United Kingdom	40,473,362	6.8%
United States	329,085,011	55.6%
Money Market	890,911	0.2%
Other assets and liabilities (net)	4,513,803	0.8%
Total	$591,100,432	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	78

December 31, 2018
Schedule of Investments, continued

Pax Ellevate Global Women’s Leadership Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 95.8%
Communication Services: 6.1%
Auto Trader Group PLC	12,388	$71,892
CenturyLink, Inc.	12,689	192,238
Deutsche Telekom AG	43,556	740,309
Elisa OYJ	1,859	76,998
Iliad SA	347	48,699
Omnicom Group, Inc. (a)	2,970	217,523
Orange SA	26,071	422,500
ProSiebenSat.1 Media SE	3,044	54,164
Proximus SADP	1,988	53,793
Publicis Groupe SA	2,715	154,909
REA Group, Ltd.	688	35,895
Singapore Press Holdings, Ltd.	20,900	36,016
Singapore Telecommunications, Ltd.	107,500	231,365
Spark New Zealand, Ltd.	23,984	66,901
Take-Two Interactive Software, Inc. (b)	1,494	153,792
Tele2 AB, Class B	4,727	60,287
Telefonica Deutschland Holding AG	9,718	38,249
Telenet Group Holding NV	691	32,140
Telenor ASA	9,811	190,533
Telia Co AB	242,705	1,154,520
Telstra Corp., Ltd.	54,401	109,175
Twitter, Inc. (b)	27,629	794,057
Ubisoft Entertainment SA (b)	1,020	82,173
Verizon Communications, Inc.	53,996	3,035,655
Viacom, Inc., Class B	158,006	4,060,753
Vodafone Group PLC	348,608	677,795
Walt Disney Co., The	19,429	2,130,390
Zayo Group Holdings, Inc. (b)	2,760	63,038
		14,985,759
Consumer Discretionary: 13.9%
Accor SA	2,458	104,525
Aristocrat Leisure, Ltd.	7,510	115,607
Barratt Developments PLC	13,334	78,654
Bayerische Motoren Werke AG	4,327	350,942
Best Buy Co., Inc.	78,990	4,183,310
Burberry Group PLC	5,466	120,028
Daimler AG	11,884	626,464
Dollar General Corp.	3,497	377,956
eBay, Inc. (b)	12,340	346,384
EssilorLuxottica SA	2,720	344,781
Gap Inc., The	3,042	78,362
H&R Block, Inc.	2,734	69,362
Hasbro, Inc. (a)	1,551	126,019
Hennes & Mauritz AB, Class B	59,114	840,665
Hermes International	414	230,002
Hilton Worldwide Holdings, Inc.	3,730	267,814
Husqvarna AB, Class B	5,456	40,505
InterContinental Hotels Group PLC	2,367	128,038
Kering SA	6,080	2,848,286
Kingfisher PLC	28,033	73,707
Kohl's Corp.	2,198	145,815
lululemon athletica, Inc. (b)	19,430	2,362,882
Macy's, Inc.	24,238	721,808
Marks & Spencer Group PLC	21,232	66,592
Marriott International, Inc., Class A	3,925	426,098
Merlin Entertainments PLC	9,349	37,869
Michael Kors Holdings, Ltd. (b)	77,605	2,942,782
Michelin	2,229	219,394
Minth Group, Ltd.	548,000	1,768,379
Moncler SpA	2,338	77,803
Next PLC	1,840	93,687
Nokian Renkaat OYJ	1,527	46,900
Nordstrom, Inc. (a)	1,521	70,894
PVH Corp.	1,007	93,601
Ralph Lauren Corp.	728	75,319
Renault SA	2,512	156,480
Sodexo SA	5,451	559,029
Starbucks Corp.	18,035	1,161,454
Tabcorp Holdings, Ltd.	24,990	75,550
Tapestry, Inc.	75,255	2,539,856
Target Corp.	45,753	3,023,815
Taylor Wimpey PLC	42,817	74,453
Tiffany & Co.	1,463	117,786
TJX Cos., Inc., The	16,386	733,110
TUI AG	5,757	82,744
Ulta Beauty, Inc. (b)	16,849	4,125,309
Vail Resorts, Inc.	588	123,962
Valeo SA	3,132	91,347
Wesfarmers, Ltd.	14,817	336,622
Whitbread PLC	2,415	141,028
		33,843,779

79	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples: 11.4%
a2 Milk Co., Ltd. (b)	9,540	$71,670
Campbell Soup Co. (a)	2,357	77,757
Carrefour SA	7,593	129,741
Clorox Co., The	1,692	260,805
Coca-Cola Amatil, Ltd.	6,623	38,199
Coca-Cola Co., The	52,828	2,501,406
Colgate-Palmolive Co.	10,829	644,542
Danone SA	8,047	567,174
Diageo PLC	32,159	1,149,182
Empire Co., Ltd., Class A	2,268	47,895
Essity AB, Class B	7,924	194,784
Estee Lauder Cos, Inc., The, Class A	35,767	4,653,287
General Mills, Inc.	7,748	301,707
George Weston, Ltd.	669	44,128
Heineken Holding NV	1,506	127,237
Heineken NV	3,387	299,366
Henkel AG & Co. KGaA	1,358	133,658
Hershey Co.,The	8,736	936,324
ICA Gruppen AB	1,052	37,582
Ingredion, Inc.	944	86,282
J.M. Smucker Co., The	5,514	515,504
Kellogg Co.	71,564	4,079,864
Kimberly-Clark Corp.	4,565	520,136
Kroger Co., The	10,622	292,105
Loblaw Cos, Ltd.	2,476	110,832
L'Oreal SA	3,304	756,035
Marine Harvest ASA	5,445	114,767
McCormick & Co., Inc.	1,585	220,695
Metro, Inc.	3,179	110,236
PepsiCo, Inc.	18,529	2,047,084
Procter & Gamble Co., The	32,861	3,020,583
Remy Cointreau SA	296	33,558
Saputo, Inc.	3,039	87,238
Tesco PLC	127,852	310,062
Tyson Foods, Inc., Class A	3,890	207,726
Unilever NV	20,167	1,092,492
Unilever PLC	16,078	844,140
Walgreens Boots Alliance, Inc.	11,015	752,655
Woolworths Group, Ltd.	17,163	356,029
		27,774,467
Energy: 2.4%
Aker BP ASA	1,412	35,601
Caltex Australia, Ltd.	3,408	61,144
Cameco Corp.	5,172	58,645
ConocoPhillips	15,291	953,394
Encana Corp.	12,586	72,647
Equinor ASA	15,270	323,909
Imperial Oil, Ltd.	3,769	95,495
John Wood Group PLC	8,856	56,979
Lundin Petroleum AB	2,446	61,087
Neste OYJ	1,675	129,683
Occidental Petroleum Corp.	10,007	614,230
Phillips 66	5,789	498,722
Snam SpA	29,466	129,013
TOTAL SA	31,268	1,649,234
TransCanada Corp.	11,670	416,725
Valero Energy Corp.	5,632	422,231
Woodside Petroleum, Ltd.	12,234	269,483
		5,848,222
Financials: 20.4%
Admiral Group PLC	2,632	68,679
Aegon NV	23,278	109,026
AIB Group PLC	10,641	44,870
Allianz SE	5,753	1,156,095
Allstate Corp., The	4,594	379,602
Ally Financial, Inc.	5,621	127,372
American International Group, Inc.	11,731	462,319
AMP, Ltd.	38,138	65,836
Aon PLC	3,195	464,425
Assicurazioni Generali SpA	15,341	256,409
Assurant, Inc.	688	61,535
ASX, Ltd.	2,530	106,905
Australia & New Zealand Banking Group, Ltd	38,934	672,728
Aviva PLC	52,297	250,293
AXA SA	25,362	547,360
Banco Santander SA	212,584	965,342
Bank Leumi Le-Israel BM	19,691	119,032
Bank of America Corp.	175,253	4,318,234
Bank of Montreal	8,451	552,113
Bank of Nova Scotia, The	15,663	780,741
Bank of Queensland, Ltd.	5,192	35,488
Bankinter SA	8,809	70,684
Bendigo & Adelaide Bank, Ltd.	6,356	48,292
Canadian Imperial Bank of Commerce	5,812	432,877
CIT Group, Inc.	1,511	57,826
Citizens Financial Group, Inc.	6,335	188,340
CNP Assurances	144,983	3,077,481

SEE NOTES TO FINANCIAL STATEMENTS	80

December 31, 2018
Schedule of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Comerica, Inc.	2,246	$154,278
Commerzbank AG (b)	13,092	86,932
Commonwealth Bank of Australia	27,071	1,380,829
Danske Bank A/S	9,366	185,938
Deutsche Boerse AG	2,523	301,638
Discover Financial Services	4,560	268,949
DNB ASA	71,534	1,148,239
E*TRADE Financial Corp.	3,449	151,342
Eurazeo SA	612	43,328
EXOR NV	1,417	76,925
First Republic Bank	2,114	183,707
Gjensidige Forsikring ASA	2,616	40,924
Groupe Bruxelles Lambert SA	1,055	91,935
Hang Seng Bank, Ltd.	10,000	224,012
Hartford Financial Services Group	4,680	208,026
Huntington Bancshares, Inc.	14,440	172,125
Industrial Alliance Ins & Fin Svc, Inc.	1,444	46,085
Industrivarden AB, Class C	2,183	44,197
Insurance Australia Group, Ltd.	30,197	148,937
Intact Financial Corp.	9,683	703,528
Investor AB, Class B	5,953	252,969
KeyCorp.	251,453	3,716,475
Legal & General Group PLC	77,870	229,434
Lincoln National Corp.	2,858	146,644
Macquarie Group, Ltd.	4,301	329,439
Manulife Financial Corp.	26,240	372,304
Medibank Pvt, Ltd.	35,989	65,154
Mizrahi Tefahot Bank, Ltd.	1,826	30,840
MSCI, Inc.	1,163	171,461
Muenchener Rueckversicherungs AG	1,955	426,383
National Australia Bank, Ltd.	36,997	627,814
National Bank of Canada	4,437	182,167
Natixis SA	12,303	58,027
Nordea Bank Apb	39,694	334,152
PNC Financial Services Group, Inc.	6,136	717,360
Poste Italiane SpA	6,827	54,744
Principal Financial Group, Inc.	101,870	4,499,598
Progressive Corp., The	7,611	459,172
Reinsurance Group of America, Inc.	843	118,214
Royal Bank of Canada	18,844	1,289,762
Royal Bank of Scotland Group PLC	62,869	174,402
S&P Global, Inc.	3,284	558,083
Schroders PLC	1,625	50,609
Skandinaviska Enskilda Banken AB, Class A	21,268	206,744
Societe Generale SA	10,030	317,997
Standard Chartered PLC	36,696	285,189
State Street Corp.	4,775	301,159
Sun Life Financial, Inc.	7,941	263,440
Suncorp Group, Ltd.	16,970	151,029
Svenska Handelsbanken AB, Class A	19,985	222,347
Swedbank AB, Class A	211,096	4,718,237
Synchrony Financial	9,370	219,820
TD Ameritrade Holding Corp.	3,707	181,495
Toronto-Dominion Bank, The	24,119	1,198,883
Travelers Cos., Inc., The	3,532	422,957
U.S. Bancorp	20,391	931,869
UBS Group AG (b)	50,370	628,277
Unum Group	2,891	84,938
Voya Financial, Inc.	62,115	2,493,296
Wendel SA	362	43,424
Willis Towers Watson PLC	1,722	261,503
Zurich Insurance Group AG	1,978	589,619
		49,469,208
Health Care: 9.0%
Abbott Laboratories	22,911	1,657,153
Alkermes PLC (a)(b)	1,999	58,990
Anthem, Inc.	3,335	875,871
AstraZeneca PLC	16,553	1,235,614
Becton Dickinson & Co.	3,492	786,817
Biogen, Inc. (b)	2,758	829,937
Cardinal Health, Inc.	4,070	181,522
CSL, Ltd.	5,912	772,213
CVS Health Corp.	16,021	1,049,696
DaVita, Inc. (b)	1,824	93,863
Eli Lilly & Co.	12,766	1,477,282
Genmab A/S (b)	803	132,030
GlaxoSmithKline PLC	64,809	1,235,131
Hologic, Inc. (b)	3,567	146,604
IDEXX Laboratories, Inc. (b)	1,135	211,133
Ipsen SA	493	63,788

81	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Johnson & Johnson	35,051	$4,523,332
Koninklijke Philips NV	12,296	431,091
McKesson Corp.	3,718	410,727
Medtronic PLC	17,697	1,609,719
Orion OYJ, Class B	1,361	47,348
Quest Diagnostics, Inc.	1,775	147,804
Recordati SpA	1,366	47,305
Ryman Healthcare, Ltd.	5,227	37,722
Sanofi	14,690	1,274,355
Shire PLC	11,943	694,934
Smith & Nephew PLC	11,428	213,917
Stryker Corp.	4,396	689,073
UCB SA	1,652	134,930
United Therapeutics Corp. (b)	569	61,964
Varian Medical Systems, Inc. (b)	1,196	135,519
Vertex Pharmaceuticals, Inc. (b)	3,330	551,814
		21,819,198
Industrials: 5.9%
Aeroports de Paris	388	73,575
Alfa Laval AB	3,837	82,485
Allegion PLC	1,241	98,920
Alstom SA	2,033	82,122
Atlas Copco AB, Class A	8,775	209,354
Atlas Copco AB, Class B	5,099	111,728
Auckland International Airport, Ltd.	12,572	60,678
Aurizon Holdings, Ltd.	26,008	78,466
Brambles, Ltd.	20,803	148,838
Bureau Veritas SA	3,466	70,628
Cie de Saint-Gobain	6,511	216,142
Cummins, Inc.	2,046	273,427
Deutsche Lufthansa AG	3,079	69,535
Deutsche Post AG	12,901	352,316
easyJet PLC	2,084	29,365
Epiroc AB, Class A (b)	8,775	83,403
Epiroc AB, Class B (b)	5,099	45,516
Finning International, Inc.	2,200	38,353
Fraport AG Frankfurt Airport Svc Worldwide	543	38,861
GEA Group AG	2,264	58,288
Getlink SE	6,109	82,089
Ingersoll-Rand PLC	3,240	295,585
Intertek Group PLC	2,109	129,077
KION Group AG	926	47,091
Kone OYJ, Class B	4,429	211,446
Legrand SA	40,528	2,291,146
ManpowerGroup, Inc.	861	55,793
MTR Corp., Ltd.	20,020	105,362
Randstad NV	1,557	71,388
Royal Mail PLC	11,762	40,825
Sandvik AB	14,753	211,385
Schneider Electric SE	7,138	484,179
Securitas AB, Class B	4,092	65,922
SEEK, Ltd.	4,359	52,004
Siemens AG	9,997	1,115,681
Skanska AB, Class B	4,445	70,876
Societe BIC SA	335	34,222
Southwest Airlines Co.	1,890	87,847
Stanley Black & Decker, Inc.	2,016	241,396
Sydney Airport	14,428	68,415
Transurban Group	34,173	280,476
United Parcel Service, Inc., Class B	9,011	878,843
Volvo AB, Class B	20,466	267,983
Weir Group PLC, The	3,148	52,128
Wolters Kluwer NV	82,768	4,867,353
WSP Global, Inc.	1,356	58,275
		14,388,787
Information Technology: 15.9%
Accenture PLC, Class A	8,404	1,185,048
Autodesk, Inc. (b)	24,391	3,136,927
Capgemini SE	2,096	208,479
CDW Corp.	1,983	160,722
Cisco Systems, Inc.	106,859	4,630,200
Dassault Systemes SA	1,702	202,163
Ericsson, Class B	40,151	355,415
Hewlett Packard Enterprise Co.	19,955	263,606
Hexagon AB, Class B	3,378	156,157
HP, Inc.	21,450	438,867
IBM	11,996	1,363,585
Ingenico Group SA	775	43,964
Intuit, Inc.	24,193	4,762,392
Leidos Holdings, Inc.	1,884	99,324
Micro Focus International PLC	5,702	99,891
Microsoft Corp.	95,385	9,688,254
Nokia OYJ	73,594	427,222
Oracle Corp.	40,012	1,806,542
salesforce.com, Inc. (b)	9,210	1,261,493
Square, Inc. (b)	3,789	212,525

SEE NOTES TO FINANCIAL STATEMENTS	82

December 31, 2018
Schedule of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Texas Instruments, Inc.	51,944	$4,908,708
Visa, Inc., Class A	23,342	3,079,743
Wirecard AG	1,534	231,254
		38,722,481
Materials: 2.3%
Air Liquide SA	5,603	695,756
Akzo Nobel NV	3,301	265,843
Arkema SA	900	77,263
Avery Dennison Corp.	1,167	104,832
BlueScope Steel, Ltd.	7,190	55,464
Boliden AB	3,574	77,445
Boral, Ltd.	15,320	53,314
Chr. Hansen Holding A/S	1,293	114,775
Clariant AG (b)	2,603	48,004
Ecolab, Inc.	3,393	499,959
Evonik Industries AG	2,132	53,217
Fortescue Metals Group, Ltd.	20,350	60,008
Incitec Pivot, Ltd.	21,708	50,179
International Flavors & Fragrances, Inc.	1,011	135,715
Johnson Matthey PLC	2,529	90,300
Kinross Gold Corp. (b)	16,333	52,641
Koninklijke DSM NV	13,146	1,066,478
Methanex Corp.	871	41,891
Newmont Mining Corp.	29,009	1,005,162
Norsk Hydro ASA	93,494	423,627
Novozymes A/S, Class B	2,861	127,836
Orica, Ltd.	4,941	60,055
Solvay SA	968	96,802
Stora Enso OYJ, Class R	7,201	83,486
UPM-Kymmene OYJ	6,975	176,564
Yara International ASA	2,321	89,473
		5,606,089
Real Estate: 1.3%
Ascendas Real Estate Investment Trust, REIT	34,500	65,108
Azrieli Group, Ltd.	554	26,504
British Land Co. PLC, The, REIT	12,202	82,977
Camden Property Trust, REIT	1,212	106,717
CapitaLand Commercial Trust, REIT	34,200	43,927
CK Asset Holdings, Ltd.	34,000	248,764
Covivio, REIT	490	47,277
Dexus, REIT	13,293	99,493

Federal Realty Investment Trust, REIT	957	112,964
First Capital Realty, Inc.	2,240	30,929
Gecina SA, REIT	590	76,375
GPT Group, The, REIT	23,587	88,759
Host Hotels & Resorts, Inc., REIT	9,688	161,499
ICADE, REIT	436	33,229
Iron Mountain, Inc., REIT	3,550	115,056
Jones Lang LaSalle, Inc.	594	75,200
Klepierre SA, REIT	2,670	82,514
Land Securities Group PLC, REIT	9,690	99,495
Link, REIT	28,000	283,856
Mirvac Group, REIT	48,494	76,588
Realty Income Corp., REIT	3,716	234,257
Scentre Group, REIT	69,579	191,284
Stockland, REIT	31,813	78,921
Suntec Real Estate Investment Trust, REIT	27,800	36,263
Swire Properties, Ltd.	15,200	53,407
UDR, Inc., REIT	3,497	138,551
Vicinity Centres, REIT	43,005	78,801
Vonovia SE	6,345	286,026
Weyerhaeuser Co., REIT	9,892	216,239
		3,270,980
Utilities: 7.2%
AGL Energy, Ltd.	8,570	124,455
Alliant Energy Corp.	3,025	127,806
American Electric Power Co., Inc.	6,437	481,101
American Water Works Co., Inc.	54,725	4,967,387
APA Group	15,419	92,362
Atco, Ltd., Class I	995	28,140
AusNet Services	626	686
Canadian Utilities, Ltd., Class A	217,141	4,981,582
CMS Energy Corp.	3,692	183,308
Consolidated Edison, Inc.	4,061	310,504
Dominion Energy, Inc.	8,527	609,339
Edison International	4,258	241,727
Emera, Inc.	753	24,109
Engie SA	23,869	342,948
Entergy Corp.	2,363	203,383
Evergy, Inc.	3,546	201,306

83	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Utilities, continued
Fortis, Inc./Canada	13,250	$441,699
Fortum OYJ	5,805	127,068
Hydro One, Ltd.	4,283	63,530
Innogy SE	1,815	84,753
National Grid PLC	43,859	429,087
Orsted A/S	2,473	165,488
PG&E Corp. (b)	6,749	160,289
Red Electrica Corporacion, S.A.	5,657	126,152
Sempra Energy (a)	26,736	2,892,568
Severn Trent PLC	3,091	71,651
Suez	4,872	64,362
United Utilities Group PLC	8,911	83,786
		17,630,576
TOTAL COMMON STOCKS
(Cost $236,696,024)		233,359,546

PREFERRED STOCKS: 0.1%
Consumer Discretionary: 0.0% (c)
Bayerische Motoren Werke AG	622	51,344

Consumer Staples: 0.1%
Henkel AG & Co. KGaA	2,329	254,394

Materials: 0.0% (c)
FUCHS PETROLUB SE	908	37,539

TOTAL PREFERRED STOCKS
(Cost $380,748)		343,277

EXCHANGE-TRADED FUNDS: 2.9%
iShares Core MSCI EAFE ETF	50,077	2,754,235
iShares Core S&P 500 ETF	17,069	4,294,731

TOTAL EXCHANGE-TRADED FUNDS
(Cost $6,923,863)		7,048,966

MONEY MARKET: 0.1%
State Street Institutional U.S. Government Money Market Fund, 2.318% (d)(e)	268,898	268,898
(Cost $268,898)

TOTAL INVESTMENTS: 98.9%
(Cost $244,269,533)		241,020,687

OTHER ASSETS AND LIABILITIES —
(NET): 1.1%		2,666,024

NET ASSETS: 100.0%		$243,686,711

(a)	Security or partial position of this security was on loan as of December 31, 2018. The total market value of securities on loan as of December 31, 2018 was $3,443,751.
(b)	Non-income producing security.
(c)	Rounds to less than 0.05%.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(e)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	84

December 31, 2018
Schedule of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Australia	$7,540,939	3.1%
Belgium	409,600	0.2%
Canada	12,626,890	5.2%
Denmark	726,066	0.3%
Finland	1,326,715	0.5%
France	19,032,059	7.8%
Germany	6,595,131	2.6%
Hong Kong	2,683,781	1.1%
Ireland	44,870	0.0%*
Israel	176,377	0.1%
Italy	642,199	0.3%
Netherlands	8,330,274	3.4%
New Zealand	236,972	0.1%
Norway	2,367,072	1.0%
Singapore	412,680	0.2%
Spain	1,162,179	0.5%
Sweden	9,905,742	4.1%
Switzerland	1,265,900	0.5%
United Kingdom	9,653,631	3.9%
United States	148,563,746	61.0%
Exchange-Traded Funds	7,048,966	2.9%
Money Market	268,898	0.1%
Other assets and liabilities (net)	2,666,024	1.1%
TOTAL	$243,686,711	100.0%

*	Rounds to less than 0.05%.

85	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.1%
Australia: 9.5%
AGL Energy, Ltd.	77,378	$1,123,700
Amcor, Ltd.	141,658	1,322,725
AMP, Ltd.	287,405	496,138
APA Group	112,095	671,465
Aurizon Holdings, Ltd.	198,382	598,518
Australia & New Zealand Banking Group, Ltd	272,473	4,707,970
Bendigo & Adelaide Bank, Ltd.	39,413	299,457
BlueScope Steel, Ltd.	49,718	383,530
Brambles, Ltd.	128,037	916,060
Caltex Australia, Ltd.	33,218	595,976
Coca-Cola Amatil, Ltd.	87,817	506,491
Commonwealth Bank of Australia	148,608	7,580,148
CSL, Ltd.	26,133	3,413,437
Dexus, REIT	130,219	974,639
Fortescue Metals Group, Ltd.	3,528	10,403
Goodman Group, REIT	160,090	1,199,212
GPT Group, The, REIT	299,654	1,127,610
Insurance Australia Group, Ltd.	248,668	1,226,483
LendLease Group	42,561	348,669
Macquarie Group, Ltd.	27,385	2,097,580
Mirvac Group, REIT	395,528	624,667
National Australia Bank, Ltd.	247,517	4,200,198
Newcrest Mining, Ltd.	58,365	897,015
Origin Energy, Ltd. (a)	52,697	240,384
Stockland, REIT	314,895	781,189
Sydney Airport	194,117	920,470
Telstra Corp., Ltd.	321,380	644,965
Transurban Group	244,210	2,004,361
Wesfarmers, Ltd.	99,042	2,250,102
Westpac Banking Corp.	318,705	5,631,480
Woodside Petroleum, Ltd.	60,480	1,332,217
		49,127,259
Austria: 0.1%
OMV AG	12,673	553,469
Voestalpine AG	6,760	201,613
		755,082
Belgium: 0.6%
Colruyt SA	9,202	656,297
KBC Group NV	16,984	1,092,732
Solvay SA	4,851	485,111
UCB SA	5,277	431,007
Umicore SA	11,631	464,135
		3,129,282
Denmark: 2.6%
Chr. Hansen Holding A/S	6,755	599,619
Coloplast A/S, Class B	4,320	401,827
Genmab A/S (a)	5,670	932,264
H. Lundbeck A/S	3,267	143,790
ISS A/S	20,843	583,537
Novo Nordisk A/S, Class B	159,466	7,323,805
Novozymes A/S, Class B	16,921	756,071
Orsted A/S	9,400	629,027
Pandora A/S	10,285	419,884
Vestas Wind Systems A/S	20,510	1,552,578
William Demant Holding A/S (a)	8,492	241,783
		13,584,185
Finland: 0.9%
Neste OYJ	6,832	528,951
Nokia OYJ	462,531	2,685,046
Nokian Renkaat OYJ	15,965	490,344
Wartsila OYJ Abp	67,813	1,082,496
		4,786,837
France: 10.5%
Accor SA	22,050	937,663
Air Liquide SA	40,330	5,007,999
AXA SA	150,676	3,251,873
Capgemini SE	14,442	1,436,473
Carrefour SA	37,900	647,594
Cie de Saint-Gobain	51,022	1,693,751
CNP Assurances	1,624	34,472
Credit Agricole SA	50,372	542,125
Danone SA	48,232	3,399,517
EssilorLuxottica SA	22,819	2,892,488
Gecina SA, REIT	5,301	686,214
Getlink SE	56,362	757,356
Ingenico Group SA	4,295	243,644
Ipsen SA	3,049	394,500
Kering SA	6,112	2,863,277
L'Oreal SA	15,819	3,619,771
Michelin	15,104	1,486,641
Natixis SA	55,412	261,350
Orange SA	216,044	3,501,157
Renault SA	19,306	1,202,630
Rexel SA	39,617	422,004
Schneider Electric SE	43,300	2,937,091
Societe BIC SA	2,881	294,307
TOTAL SA	196,908	10,385,934
Unibail-Rodamco-Westfield, REIT	9,318	1,441,909

SEE NOTES TO FINANCIAL STATEMENTS	86

December 31, 2018
Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
France, continued
Vivendi SA	97,916	$2,373,221
SES SA	32,337	619,128
STMicroelectronics NV	51,935	736,106
		54,070,195
Germany: 9.7%
adidas AG	14,783	3,089,483
Allianz SE	36,664	7,367,820
BASF SE	76,606	5,335,883
Bayerische Motoren Werke AG	30,565	2,478,978
Beiersdorf AG	6,675	696,219
Deutsche Boerse AG	13,021	1,556,729
Deutsche Post AG	69,729	1,904,244
Deutsche Wohnen SE	15,993	730,892
E.ON SE	166,728	1,645,825
Evonik Industries AG	11,480	286,554
Fraport AG Frankfurt Airport Svc Worldwide	6,084	435,420
HeidelbergCement AG	16,202	993,147
Henkel AG & Co. KGaA	8,634	849,783
Merck KGaA	18,172	1,870,489
METRO AG	24,240	372,984
Muenchener Rueckversicherungs AG	11,706	2,553,062
OSRAM Licht AG	10,665	464,125
ProSiebenSat.1 Media SE	24,684	439,216
RWE AG	32,494	707,715
SAP SE	80,029	7,942,847
Siemens AG	59,416	6,630,917
Symrise AG	16,319	1,209,125
QIAGEN NV (a)	9,584	327,492
		49,888,949
Hong Kong: 2.3%
BOC Hong Kong Holdings, Ltd.	338,057	1,254,775
CLP Holdings, Ltd.	154,000	1,740,337
Hang Seng Bank, Ltd.	58,400	1,308,232
Hong Kong & China Gas Co., Ltd.	754,702	1,559,251
Hong Kong Exchanges and Clearing, Ltd.	104,864	3,031,465
Hysan Development Co, Ltd.	92,000	437,495
MTR Corp., Ltd.	83,766	440,846
Shangri-La Asia, Ltd.	68,000	100,386
Swire Pacific, Ltd., Class A	63,000	665,154
Swire Properties, Ltd.	164,000	576,237
Techtronic Industries Co, Ltd.	100,500	533,320
Wharf Real Estate Investment Co, Ltd.	24,000	143,542
		11,791,040
Ireland: 0.7%
CRH PLC	65,725	1,740,845
Kerry Group PLC, Class A	20,844	2,064,027
		3,804,872
Israel: 0.3%
Bank Hapoalim BM	199,295	1,260,371
Bank Leumi Le-Israel BM	29,191	176,460
		1,436,831
Italy: 1.4%
Assicurazioni Generali SpA	97,746	1,633,724
CNH Industrial NV	87,534	790,894
Intesa Sanpaolo SpA	1,152,933	2,567,146
Snam SpA	258,694	1,132,656
Tenaris SA	61,227	658,054
EXOR NV	7,870	427,241
		7,209,715
Japan: 23.0%
Aeon Co., Ltd.	56,400	1,102,398
AEON Financial Service Co., Ltd.	11,600	205,794
AGC, Inc.	23,300	724,233
Ajinomoto Co., Inc.	44,400	788,948
Amada Holdings Co., Ltd.	26,300	236,092
ANA Holdings, Inc.	6,700	240,524
Asahi Kasei Corp.	104,100	1,068,417
Asics Corp.	15,100	191,779
Astellas Pharma, Inc.	148,900	1,902,439
Benesse Holdings, Inc.	9,700	246,754
Bridgestone Corp.	4,800	184,156
Casio Computer Co., Ltd.	15,500	183,772
Central Japan Railway Co.	10,700	2,257,563
Chugai Pharmaceutical Co., Ltd.	21,300	1,235,383
CyberAgent, Inc.	5,700	220,348
Dai Nippon Printing Co., Ltd.	41,600	868,363
Daifuku Co, Ltd.	7,500	340,054
Daikin Industries, Ltd.	34,100	3,623,310
Daiwa House Industry Co., Ltd.	54,300	1,732,084
Denso Corp.	50,000	2,213,383
Dentsu, Inc.	17,000	759,232
East Japan Railway Co.	34,900	3,082,022
Eisai Co., Ltd.	25,700	1,989,689

87	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
Fast Retailing Co., Ltd.	4,100	$2,094,037
Fujitsu, Ltd.	15,600	972,444
Hitachi Chemical Co., Ltd.	15,500	233,178
Hitachi Construction Machinery Co., Ltd.	16,700	390,800
Hitachi High-Technologies Corp.	3,300	103,338
Hitachi Metals, Ltd.	27,600	287,055
Honda Motor Co., Ltd.	182,100	4,797,435
Hulic Co., Ltd.	4,900	43,788
Inpex Corp.	60,000	531,649
JFE Holdings, Inc.	500	7,964
Kajima Corp.	53,500	718,670
Kansai Paint Co., Ltd.	33,200	637,682
Kao Corp.	52,700	3,900,728
KDDI Corp.	137,300	3,280,771
Keio Corp.	7,700	448,086
Keyence Corp.	8,300	4,195,199
Kikkoman Corp.	17,000	909,747
Kobe Steel, Ltd.	25,000	173,280
Komatsu, Ltd.	77,100	1,656,874
Konica Minolta, Inc.	51,800	466,274
Kubota Corp.	83,200	1,182,581
Kuraray Co., Ltd.	54,800	770,736
Kyocera Corp.	32,100	1,604,519
Lawson, Inc.	4,900	309,947
Marui Group Co., Ltd.	15,600	302,327
Mazda Motor Corp.	38,100	391,683
Mitsubishi Estate Co., Ltd.	141,100	2,219,997
Mitsubishi Materials Corp.	10,800	284,588
Mitsubishi UFJ Lease & Finance Co., Ltd.	51,900	248,758
Mitsui Fudosan Co., Ltd.	83,200	1,848,030
Mitsui OSK Lines, Ltd.	12,000	259,678
Mizuho Financial Group, Inc.	2,034,000	3,147,077
Murata Manufacturing Co., Ltd.	14,700	1,980,821
Nagoya Railroad Co., Ltd.	2,900	76,376
NEC Corp.	21,000	624,411
NGK Insulators, Ltd.	30,300	410,687
NGK Spark Plug Co., Ltd.	15,300	302,862
Nikon Corp.	30,000	446,853
Nintendo Co., Ltd.	8,700	2,310,189
Nippon Express Co., Ltd.	2,000	111,107
Nitori Holdings Co, Ltd.	4,500	563,581
Nitto Denko Corp.	12,600	631,946
Nomura Real Estate Holdings, Inc.	2,400	44,010
Nomura Research Institute, Ltd.	6,800	252,162
NSK, Ltd.	38,700	332,037
NTT DOCOMO, Inc.	95,300	2,141,316
Obayashi Corp.	93,200	843,919
Odakyu Electric Railway Co., Ltd.	13,600	299,072
Omron Corp.	17,700	641,658
Oriental Land Co., Ltd./Japan	16,600	1,669,453
Osaka Gas Co., Ltd.	11,400	207,958
Otsuka Corp.	1,200	33,026
Panasonic Corp.	186,200	1,672,713
Rakuten, Inc.	17,500	117,401
Recruit Holdings Co, Ltd.	87,700	2,118,721
Resona Holdings, Inc.	210,500	1,009,659
Secom Co., Ltd.	19,200	1,592,650
Sekisui House, Ltd.	83,900	1,232,078
Seven & i Holdings Co., Ltd.	66,500	2,889,765
Sharp Corp./Japan	4,700	47,056
Shimadzu Corp.	29,400	579,763
Shimizu Corp.	60,500	492,163
Shin-Etsu Chemical Co., Ltd.	29,100	2,235,834
Shiseido Co., Ltd.	32,200	2,016,620
Sohgo Security Services Co., Ltd.	3,200	149,512
Sompo Holdings, Inc.	27,900	947,767
Sony Corp.	114,300	5,510,359
Stanley Electric Co., Ltd.	11,200	313,315
Sumitomo Chemical Co., Ltd.	81,400	394,197
Sumitomo Electric Industries, Ltd.	55,000	728,384
Sumitomo Metal Mining Co., Ltd.	27,400	733,757
Sumitomo Mitsui Trust Holdings Inc	20,100	731,981
Suntory Beverage & Food, Ltd.	3,000	135,458
Sysmex Corp.	13,900	660,126
T&D Holdings, Inc.	58,200	673,230
Taisei Corp.	14,200	$608,163
Takeda Pharmaceutical Co., Ltd.	59,100	2,003,163
TDK Corp.	12,400	868,067

SEE NOTES TO FINANCIAL STATEMENTS	88

December 31, 2018
Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
Teijin, Ltd.	15,300	$244,186
Tobu Railway Co., Ltd.	2,900	78,301
Toho Gas Co., Ltd.	9,800	412,229
Tokyo Electron, Ltd.	12,900	1,452,208
Tokyo Gas Co., Ltd.	34,300	867,521
Tokyu Corp.	86,100	1,406,957
Toray Industries, Inc.	128,600	909,216
TOTO, Ltd.	18,600	643,377
Toyota Tsusho Corp.	4,600	135,159
Unicharm Corp.	26,100	844,125
West Japan Railway Co.	4,000	282,605
Yakult Honsha Co., Ltd.	8,500	595,031
Yamada Denki Co., Ltd.	118,700	570,083
Yamaha Corp.	17,600	748,692
Yamaha Motor Co., Ltd.	20,500	400,235
Yaskawa Electric Corp.	27,300	667,326
Yokogawa Electric Corp.	11,700	201,969
		118,660,223
Netherlands: 5.5%
Aegon NV	170,128	796,818
Akzo Nobel NV	20,772	1,672,852
ASML Holding NV	32,686	5,120,572
ING Groep NV	350,960	3,775,132
Koninklijke Ahold Delhaize NV	108,402	2,738,470
Koninklijke DSM NV	18,258	1,481,192
Koninklijke KPN NV	303,362	886,119
Koninklijke Philips NV	100,615	3,527,510
NN Group NV	25,872	1,028,634
Unilever NV	139,074	7,533,953
		28,561,252
New Zealand: 0.2%
Auckland International Airport, Ltd.	171,322	826,876

Norway: 0.9%
Aker BP ASA	15,324	386,364
Equinor ASA	78,184	1,658,449
Marine Harvest ASA	10,457	220,407
Norsk Hydro ASA	133,300	603,990
Schibsted ASA, Class B	11,431	347,732
Telenor ASA	63,954	1,242,006
		4,458,948
Portugal: 0.3%
EDP - Energias de Portugal SA	172,471	603,353
Galp Energia SGPS SA	57,049	898,283
		1,501,636
Singapore: 1.4%
Ascendas Real Estate Investment Trust, REIT	175,800	331,768
CapitaLand Commercial Trust, REIT	151,000	193,948
CapitaLand Mall Trust, REIT	240,600	398,985
CapitaLand, Ltd.	193,200	440,579
City Developments, Ltd.	87,900	524,034
DBS Group Holdings, Ltd.	155,583	2,705,564
Keppel Corp., Ltd.	166,200	721,509
Singapore Press Holdings, Ltd.	249,300	429,603
Singapore Telecommunications, Ltd.	709,500	1,527,010
		7,273,000
Spain: 4.2%
Amadeus IT Group SA	35,796	2,490,598
Banco Bilbao Vizcaya Argentaria SA	530,716	2,819,064
Bankinter SA	28,821	231,263
CaixaBank SA	299,445	1,084,420
Enagas SA	16,145	436,432
Ferrovial SA	31,157	631,013
Grifols SA	24,099	632,642
Iberdrola SA	553,776	4,446,754
Industria de Diseno Textil SA	88,484	2,258,524
Naturgy Energy Group SA	33,401	852,083
Red Electrica Corporacion, S.A.	35,960	801,915
Repsol SA	126,859	2,039,518
Telefonica SA	332,997	2,802,967
		21,527,193
Sweden: 4.0%
Millicom International Cellular SA	2,810	177,805
Assa Abloy AB, Class B	92,085	1,648,946
Atlas Copco AB, Class A	62,079	1,481,083
Atlas Copco AB, Class B	41,179	902,305
Boliden AB	29,045	629,377
Ericsson, Class B	238,314	2,109,544
Essity AB, Class B	26,580	653,376
Hennes & Mauritz AB, Class B	81,706	1,161,947
Husqvarna AB, Class B	59,721	443,365
Kinnevik AB, Class B	26,042	630,200
Nordea Bank Apb	269,010	2,264,578
Sandvik AB	127,127	1,821,510

89	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Sweden, continued
Skandinaviska Enskilda Banken AB, Class A	152,460	$1,482,047
SKF AB, Class B	47,006	714,427
Svenska Handelsbanken AB, Class A	129,358	1,439,195
Swedbank AB, Class A	81,456	1,820,635
Telia Company AB	293,935	1,398,216
		20,778,556
Switzerland: 7.2%
ABB, Ltd.	169,470	3,236,216
Adecco Group AG	18,710	879,415
Chocoladefabriken Lindt & Spruengli AG	202	1,255,200
Clariant AG (a)	9,648	177,926
Givaudan SA	759	1,759,870
Kuehne & Nagel International AG	9,381	1,207,584
LafargeHolcim, Ltd. (a)	48,108	1,985,347
Lonza Group AG (a)	6,748	1,754,174
Roche Holding AG	55,347	13,740,383
SGS SA	565	1,271,827
Sika AG	12,883	1,636,444
Sonova Holding AG	4,404	724,221
Straumann Holding AG	1,104	697,245
Swiss Re AG	23,874	2,196,416
Swisscom AG	1,627	777,668
Vifor Pharma AG	2,425	263,877
Zurich Insurance Group AG	11,622	3,464,385
		37,028,198
United Kingdom: 11.8%
3i Group PLC	109,308	1,078,566
Associated British Foods PLC	38,084	992,604
Aviva PLC	299,329	1,432,588
Barratt Developments PLC	96,332	568,236
Berkeley Group Holdings PLC	3,582	158,873
British Land Co. PLC, The, REIT	76,503	520,241
BT Group PLC	691,772	2,103,397
Burberry Group PLC	44263	919,401
Compass Group PLC	144,419	2,609,558
ConvaTec Group PLC	71,121	119,846
Croda International PLC	21302	1,211,857
Ferguson PLC	525643	1,170,551
GlaxoSmithKline PLC	503,556	9,596,779
InterContinental Hotels Group PLC	27,839	1,505,890
Intertek Group PLC	20,539	1,257,045
Investec PLC	43,337	243,628
ITV PLC	394,497	627,906
J Sainsbury PLC	81,540	275,646
Johnson Matthey PLC	24,473	873,824
Kingfisher PLC	163,800	430,678
Legal & General Group PLC	423,442	1,247,616
London Stock Exchange Group PLC	23,431	1,215,613
Marks & Spencer Group PLC	135,620	425,358
Mondi PLC	36,425	758,650
National Grid PLC	257,475	2,518,960
Next PLC	15,003	763,905
NMC Health PLC	6,053	211,257
Pearson PLC	75,690	906,758
Prudential PLC	207,283	3,701,338
Reckitt Benckiser Group PLC	57,760	4,423,047
RELX PLC	78,463	1,617,938
Royal Mail PLC	79,974	277,580
RSA Insurance Group PLC	67,225	441,181
Schroders PLC	9,559	297,704
Segro PLC, REIT	59,525	446,863
SSE PLC	67,954	938,416
Standard Chartered PLC	237,285	1,844,098
Standard Life Aberdeen PLC	178,434	584,254
Taylor Wimpey PLC	398,585	693,082
Tesco PLC	637,745	1,546,634
Unilever PLC	102,757	5,395,026
Whitbread PLC	19,015	1,110,415
Wm Morrison Supermarkets PLC	324,771	882,904
WPP PLC	87,026	947,103
		60,892,814
TOTAL COMMON STOCKS
(Cost $511,641,848)		501,092,943

PREFERRED STOCKS: 0.4%
Germany: 0.4%
Bayerische Motoren Werke AG	5,439	387,864
Henkel AG & Co. KGaA	11,474	1,253,293
Sartorius AG	3,121	388,430
		2,029,587
TOTAL PREFERRED STOCKS
(Cost $2,044,296)		2,029,587

SEE NOTES TO FINANCIAL STATEMENTS	90

December 31, 2018
Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
EXCHANGE-TRADED FUNDS: 1.2%
iShares Core MSCI EAFE ETF	110,715	$6,089,325
(Cost $6,079,057)

RIGHTS: 0.0% (b)
Spain: 0.0% (b)
Repsol SA	129,575	59,384
TOTAL RIGHTS
(Cost $60,495)

MONEY MARKET: 0.3%
State Street Institutional U.S. Government Money Market Fund, 2.318% (c)(d)	1,438,695	1,438,695
(Cost $1,438,695)

TOTAL INVESTMENTS: 99.0%
(Cost $521,264,391)		510,709,934

OTHER ASSETS AND LIABILITIES —
(NET): 1.0%		5,076,988

NET ASSETS: 100.0%		$515,786,922

(a)	Non-income producing security.
(b)	Rounds to less than 0.05%.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY SECTOR

Sector	Value	Percent of Net Assets
Communication Services	$30,463,832	5.9%
Consumer Discretionary	57,110,682	11.1%
Consumer Staples	53,476,011	10.3%
Energy	21,437,720	4.1%
Financials	99,348,235	19.2%
Health Care	54,927,557	10.7%
Industrials	69,704,456	13.5%
Information Technology	37,408,016	7.3%
Materials	41,097,140	8.0%
Real Estate	18,481,756	3.6%
Utilities	19,726,509	3.8%
Exchange-Traded Funds	6,089,325	1.2%
Money Market	1,438,695	0.3%
Other assets and liabilities (net)	5,076,988	1.0%
Total	$515,786,922	100.0%

91	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Core Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
EXCHANGE-TRADED FUNDS: 0.9%
iShares Core U.S. Aggregate Bond ETF	57,800	$6,155,122
(Cost $6,033,843)

BONDS: 95.1%
Community Investment Notes: 0.5%
Calvert Social Investment Foundation, Inc., 1.500%, 04/30/20	$3,000,000	3,000,000
CINI Investment Note, 2.000%, 10/31/20 (a)(b)	276,251	276,251
Envest Microfinance Fund, LLC, Sr. Note, Series A, 4.000%, 09/15/20	100,000	97,538

TOTAL COMMUNITY INVESTMENT NOTES
(Cost $3,376,251)		3,373,789

CORPORATE BONDS: 28.7%
Communication Services: 1.8%
AT&T, Inc., 3.600%, 02/17/23	2,000,000	1,989,494
Discovery Communications, LLC, 3.950%, 03/20/28	2,000,000	1,857,987
Level 3 Financing, Inc., 5.375%, 01/15/24	1,000,000	955,000
Nexstar Broadcasting, Inc., 144A, 6.125%, 02/15/22 (c)	1,000,000	997,500
Verizon Communications, Inc., 3.500%, 11/01/24	1,500,000	1,481,348
Verizon Communications, Inc., 4.500%, 08/10/33	1,000,000	989,703
Virgin Media Secured Finance PLC, 144A, 5.500%, 08/15/26 (c)	2,000,000	1,854,700
Walt Disney Co., The, 3.750%, 06/01/21	2,026,000	2,064,728
		12,190,460
Consumer Discretionary: 2.5%
Amazon.com, Inc., 2.800%, 08/22/24	1,000,000	972,710
Amazon.com, Inc., 3.875%, 08/22/37	500,000	483,825
Dollar General Corp., 4.125%, 05/01/28	1,000,000	972,415
eBay, Inc., 2.750%, 01/30/23	1,000,000	962,305
GLP Capital, LP/Financing II, Inc., 5.300%, 01/15/29	2,000,000	1,963,560
Home Depot, Inc., The, 2.800%, 09/14/27 (d)	2,000,000	1,879,296
IHO Verwaltungs GmbH, 144A, 4.500%, 09/15/23 (c)	1,000,000	920,000
Marriott International, Inc., 3.250%, 09/15/22	2,000,000	1,960,325
New Red Finance, Inc., 144A, 4.250%, 05/15/24 (c)	1,000,000	922,500
QVC, Inc., 3.125%, 04/01/19	2,000,000	1,995,563
Ross Stores, Inc., 3.375%, 09/15/24	2,000,000	1,966,415
Sirius XM Radio, Inc., 144A, 4.625%, 05/15/23 (c)	1,500,000	1,443,750
TJX Cos, Inc., The, 2.250%, 09/15/26	1,000,000	908,233
		17,350,897
Consumer Staples: 1.5%
Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	2,000,000	1,946,531
Campbell Soup Co., 3.300%, 03/19/25	1,000,000	925,066
Capital Impact Partners, 3.000%, 11/15/19	1,000,000	997,114
Constellation Brands, Inc., 3.200%, 02/15/23	2,000,000	1,941,266
CVS Health Corp., 3.397%, 03/09/20 (e)	500,000	499,178
CVS Health Corp., 3 month LIBOR + 0.63%, 4.300%, 03/25/28	1,000,000	979,449
Lamb Weston Holdings, Inc., 144A, 4.625%, 11/01/24 (c)	1,000,000	975,000
PepsiCo, Inc., 3.000%, 10/15/27	1,000,000	965,160
Performance Food Group, Inc., 144A, 5.500%, 06/01/24 (c)	1,000,000	971,250
		10,200,014

SEE NOTES TO FINANCIAL STATEMENTS	92

December 31, 2018
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Energy: 1.5%
AmeriGas Partners LP / Finance Corp., 5.875%, 08/20/26	$2,000,000	$1,835,000
ConocoPhillips Co., 4.950%, 03/15/26	1,000,000	1,071,089
ConocoPhillips Co., 6.500%, 02/01/39	500,000	619,919
MidAmerican Energy Co., 3.100%, 05/01/27	3,000,000	2,923,057
ONEOK Partners, LP, 8.625%, 03/01/19	2,000,000	2,014,247
Sabine Pass Liquefaction, LLC, 5.625%, 03/01/25	1,000,000	1,039,760
Schlumberger Finance Canada, Ltd., 144A, 2.650%, 11/20/22 (c)	500,000	485,514
		9,988,586
Financials: 12.8%
Allstate Corp., The 3 month LIBOR + 0.43%, 3.233%, 03/29/21 (d)(e)	1,000,000	989,475
Allstate Corp., The, 3.150%, 06/15/23	2,000,000	1,999,515
Ally Financial, Inc., 4.250%, 04/15/21	1,000,000	985,160
Asian Development Bank, 2.750%, 03/17/23	3,000,000	3,011,553
Asian Development Bank, 2.125%, 03/19/25	2,000,000	1,930,961
Bank of America Corp., 2.151%, 11/09/20	2,000,000	1,964,650
Bank of America Corp., 3.499%, 05/17/22 (e)	3,000,000	3,001,467
Bank of America Corp., 3.300%, 01/11/23	1,000,000	985,410
Bank of America Corp., 3.500%, 04/19/26	1,000,000	963,254
Bank of New York Mellon Corp., The, 3.400%, 01/29/28	1,000,000	973,485
BlackRock, Inc., 3.375%, 06/01/22	2,350,000	2,368,658
Charles Schwab Corp., The, 3.200%, 01/25/28	1,000,000	959,454
Chubb INA Holdings, Inc., 3.350%, 05/03/26	2,000,000	1,958,334
CIT Group, Inc., 4.125%, 03/09/21	1,000,000	987,500
Digital Realty Trust LP, 3.950%, 07/01/22	1,750,000	1,761,758
Discover Bank, 3.200%, 08/09/21	1,000,000	990,223
Discover Bank, 4.650%, 09/13/28	1,000,000	983,204
European Investment Bank, 1.625%, 03/16/20	2,000,000	1,977,345
European Investment Bank, 1.625%, 08/14/20	3,000,000	2,954,061
European Investment Bank, 2.000%, 03/15/21	3,000,000	2,963,961
Fifth Third Bank, 2.250%, 06/14/21	2,000,000	1,953,796
Ford Motor Credit Co., LLC, 3.606%, 03/12/19 (e)	1,000,000	999,304
Ford Motor Credit Co., LLC, 3 month LIBOR + 0.83%, 3.218%, 04/05/21 (e)	1,086,000	1,058,484
Ford Motor Credit Co., LLC, 3 month LIBOR + 0.81%, 3.851%, 02/15/23 (e)	2,000,000	1,851,320
Goldman Sachs Group, Inc., The, 4.750%, 10/21/45	1,000,000	953,576
ING Groep NV, 144A, 4.625%, 01/06/26 (c)	2,000,000	2,016,499
International Bank for Reconstruction & Development, 2.125%, 03/03/25	4,000,000	3,861,600
International Bank for Reconstruction & Development, 2.750%, 05/31/36	2,000,000	1,774,016
International Finance Corp., 2.500%, 04/15/23 (e)	3,000,000	2,985,614
International Finance Corp., 1.500%, 04/15/26 (e)	1,034,000	945,358

93	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
JPMorgan Chase & Co., 2.972%, 01/15/23	$2,000,000	$1,951,058
JPMorgan Chase & Co., 2.950%, 10/01/26	2,000,000	1,848,942
Kreditanstalt fuer Wiederaufbau, 2.125%, 06/15/22	2,000,000	1,967,422
Kreditanstalt fuer Wiederaufbau, 2.375%, 12/29/22	3,000,000	2,971,023
Morgan Stanley, 2.625%, 11/17/21	2,000,000	1,952,856
Morgan Stanley, 3 month LIBOR + 1.18%, 3.649%, 01/20/22 (e)	4,000,000	3,988,053
North American Development Bank, 2.400%, 10/26/22	2,000,000	1,956,436
PNC Bank NA, 2.625%, 02/17/22	2,000,000	1,955,612
PNC Bank NA, 3.100%, 10/25/27	1,000,000	954,983
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,036,505
Raymond James Financial, Inc., 3.625%, 09/15/26	1,000,000	943,936
Regions Financial Corp., 3.800%, 08/14/23	2,500,000	2,506,485
Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	2,000,000	2,028,680
The Charles Schwab Corp., 3.550%, 02/01/24	2,000,000	2,001,845
Toyota Motor Credit Corp., 3 month LIBOR + 0.10%, 2.514%, 01/10/20 (e)	2,000,000	1,996,156
Toyota Motor Credit Corp., 3.450%, 09/20/23	3,000,000	3,006,950
Travelers Cos, Inc., The, 3.750%, 05/15/46	1,000,000	920,500
		88,096,437

Health Care: 2.4%
Abbott Laboratories, 3.750%, 11/30/26	1,133,000	1,120,844
AbbVie, Inc., 3.200%, 05/14/26	2,000,000	1,856,555
Amgen, Inc., 3.625%, 05/22/24	2,000,000	1,996,345
Anthem, Inc., 4.101%, 03/01/28	1,000,000	981,988
Becton Dickinson and Co, 3.363%, 06/06/24	1,000,000	961,652
Eli Lilly & Co., 3.100%, 05/15/27	2,000,000	1,938,510
HCA, Inc., 4.500%, 02/15/27	1,000,000	947,500
Merck & Co., Inc., 2.800%, 05/18/23	2,000,000	1,974,279
Quest Diagnostics, Inc., 3.450%, 06/01/26	1,000,000	961,359
UnitedHealth Group, Inc., 2.375%, 10/15/22	2,000,000	1,939,654
Zoetis, Inc., 3.000%, 09/12/27	1,000,000	925,281
Zoetis, Inc., 3.900%, 08/20/28	1,000,000	981,658
		16,585,625
Industrials: 1.4%
Burlington Northern Santa Fe LLC, 4.050%, 06/15/48	1,000,000	966,166
Cummins, Inc., 7.125%, 03/01/28	1,000,000	1,239,615
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,253,790
Masco Corp., 4.375%, 04/01/26	1,000,000	1,001,653
Tesla Energy Operations, Inc., 4.700%, 05/29/25 (b)	2,000,000	1,918,773
Waste Management, Inc., 3.150%, 11/15/27	2,500,000	2,391,390
		9,771,387
Information Technology: 3.0%
Adobe, Inc., 4.750%, 02/01/20	1,150,000	1,173,131
Apple, Inc., 2.850%, 02/23/23	1,000,000	988,314
Apple, Inc., 2.850%, 05/11/24	500,000	488,181

SEE NOTES TO FINANCIAL STATEMENTS	94

December 31, 2018
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Information Technology, continued
Apple, Inc., 3.000%, 06/20/27	$2,500,000	$2,384,977
CA, Inc., 5.375%, 12/01/19	1,500,000	1,519,630
Cisco Systems, Inc., 3 month LIBOR + 0.50%, 3.238%, 03/01/19 (e)	2,000,000	2,001,249
Dell International, LLC/EMC Corp., 144A, 6.020%, 06/15/26 (c)	1,000,000	1,005,974
Intel Corp., 3.150%, 05/11/27 (d)	1,500,000	1,458,343
MasterCard, Inc., 3.500%, 02/26/28	1,000,000	1,001,741
Microsoft Corp., 2.875%, 02/06/24	1,000,000	991,272
Microsoft Corp., 2.400%, 08/08/26	3,000,000	2,799,916
NetApp, Inc., 3.250%, 12/15/22	671,000	655,911
salesforce.com, Inc., 3.700%, 04/11/28	2,000,000	2,012,868
Visa, Inc., 3.650%, 09/15/47	2,000,000	1,887,701
		20,369,208
Materials: 0.3%
LyondellBasell Industries NV, 6.000%, 11/15/21	2,000,000	2,115,317

Real Estate: 1.1%
Alexandria Real Estate Equities, Inc., 4.000%, 01/15/24	2,000,000	2,025,254
Boston Properties, LP, 4.500%, 12/01/28	2,000,000	2,048,887
Iron Mountain, Inc., 144A, 4.875%, 09/15/27 (c)	1,000,000	877,500
iStar, Inc., 5.000%, 07/01/19	487,000	485,783
iStar, Inc., 6.000%, 04/01/22	1,000,000	970,000
Starwood Property Trust, Inc., 3.625%, 02/01/21	1,000,000	965,000
		7,372,424
Utilities: 0.4%
CenterPoint Energy Houston Electric LLC, 2.250%, 08/01/22	1,000,000	966,488
Southern Power Co., 4.150%, 12/01/25	2,000,000	1,984,852
		2,951,340
TOTAL CORPORATE BONDS
(Cost $200,885,963)		196,991,695

U.S. GOVERNMENT AGENCY BONDS: 0.1%
Federal Home Loan Bank System (Agency): 0.1%
2.375%, 03/12/21	1,000,000	996,249
(Cost $997,959)

GOVERNMENT BONDS: 0.3%
Overseas Private Investment Corp., 3.520%, 09/20/32	1,964,286	2,014,410
(Cost $1,964,286)

MUNICIPAL BONDS: 4.3%
City & County of San Francisco CA , 4.000%, 09/01/48	2,000,000	1,976,620
City of Houston TX Combined Utility System Revenue, 3.923%, 11/15/30	1,500,000	1,543,560
City of Los Angeles CA Wastewater System Revenue, 3.144%, 06/01/26	2000000	2,006,500
City of San Francisco CA Public Utilities Commission Water R, 2.619%, 11/01/22	1,000,000	989,120
City of San Francisco CA Public Utilities Commission Water R, 6.000%, 11/01/40	2,815,000	3,464,674
Dallas Independent School District, 6.450%, 02/15/35	1,000,000	1,068,680
New York City Water & Sewer System, 5.440%, 06/15/43	2,500,000	3,038,650

95	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MUNICIPAL BONDS, continued
Ohio State University/The, 4.910%, 06/01/40	$2,000,000	$2,320,680
Santa Clara Valley Water District, 3.369%, 06/01/27	1,305,000	1,316,027
State of California, 5.000%, 10/01/28	1,000,000	1,145,640
State of Georgia, 4.310%, 10/01/26	2,000,000	2,143,040
State of Oregon, 3.227%, 05/01/24	1,000,000	1,016,830
Taft Independent School District/TX, 4.207%, 08/15/36	1,500,000	1,560,405
University of Massachusetts Building Authority, 6.573%, 05/01/39	1,800,000	1,821,618
Virginia Resources Authority, 5.790%, 11/01/40	2,655,000	2,790,352
Virginia Small Business Financing Authority, 144A, 4.200%, 07/01/50 (c)(e)	1,000,000	1,000,000

TOTAL MUNICIPAL BONDS
(Cost $29,350,005)		29,202,396

U.S. TREASURY NOTES: 30.2%
1.000%, 10/15/19	6,000,000	5,924,766
1.250%, 07/15/20	4,638,000	4,629,109
2.750%, 09/30/20	17,000,000	17,066,738
2.375%, 03/15/21	7,000,000	6,982,910
0.125%, 04/15/21 (TIPS)	3,200,790	3,113,987
0.125%, 04/15/22	6,238,680	6,037,304
2.625%, 02/28/23 (TIPS)	29,000,000	29,153,496
2.125%, 11/30/23 (TIPS)	15,000,000	14,732,813
2.125%, 03/31/24	1,000,000	980,527
0.125%, 07/15/24	4,259,840	4,086,069
2.375%, 08/15/24	34,000,000	33,698,516
2.750%, 08/31/25 (TIPS)	2,000,000	2,020,000
0.625%, 01/15/26	3,192,660	3,109,601
0.375%, 07/15/27 (TIPS)	10,337,400	9,812,992
2.750%, 02/15/28 (TIPS)	1,000,000	1,005,410
4.500%, 02/15/36	9,000,000	11,097,070
5.000%, 05/15/37	2,000,000	2,626,055
4.500%, 05/15/38	3,000,000	3,735,703
4.375%, 11/15/39	8,000,000	9,812,656
0.875%, 02/15/47	1,047,550	963,664
3.125%, 05/15/48	36,000,000	36,693,983

TOTAL U.S. TREASURY NOTES
(Cost $209,881,393)		207,283,369

MORTGAGE-BACKED SECURITIES: 31.0%
Ginnie Mae (Mortgage-Backed): 1.7%
1.550%, 06/16/36	2,942,506	2,826,433
6.000%, 01/15/38	285,922	313,420
3.020%, 09/15/41	1,880,144	1,835,367
3.000%, 05/15/43	1,541,236	1,529,521
3.500%, 11/20/46	1,482,743	1,493,053
2.917%, 09/16/50 (e)	2,000,000	1,948,159
2.621%, 03/16/55 (e)	2,107,642	2,056,547
		12,002,500
Freddie Mac (Mortgage-Backed): 5.4%
4.000%, 06/01/26	2,374,213	2,436,682
3.500%, 12/01/30	1,571,645	1,592,425
3.000%, 07/01/33	1,741,729	1,734,997
3.500%, 01/01/34	1,540,385	1,568,903
4.000%, 10/01/35	3,079,600	3,196,623
3.500%, 04/01/42	1,275,401	1,285,246
2.456%, 01/01/43 (e)	1,951,413	1,939,882
4.000%, 08/01/44	1,245,508	1,279,451
3.500%, 02/01/45	1,977,162	1,995,510
4.000%, 08/01/47	1,714,796	1,750,250
3.500%, 09/01/47	1,848,238	1,849,220
3.500%, 10/01/47	2,797,564	2,797,967
3.500%, 12/01/47	1,860,686	1,860,936
3.500%, 03/01/48	2,841,509	2,841,810
4.000%, 04/01/48	5,704,199	5,819,879
3.500%, 05/01/48	2,910,972	2,911,196
		36,860,977
Fannie Mae (Mortgage-Backed): 16.6%
2.480%, 08/01/26	1,988,513	1,928,007
2.270%, 09/01/26	2,000,000	1,885,250
3.270%, 09/01/27	2,371,550	2,364,388
3.660%, 01/01/29	2,000,000	2,047,526
4.500%, 04/01/34	1,420,701	1,485,977
3.500%, 07/01/35	1,792,582	1,816,531
4.000%, 07/01/36	1,358,320	1,403,144
3.500%, 09/01/37	1,746,683	1,770,039

SEE NOTES TO FINANCIAL STATEMENTS	96

December 31, 2018
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed), continued
4.000%, 03/01/38	$2,731,765	$2,816,827
3.500%, 12/01/40	1,422,373	1,433,914
4.000%, 01/01/41	1,570,628	1,615,583
4.000%, 02/01/41	3,401,491	3,499,188
4.500%, 03/01/41	1,257,214	1,317,449
3.500%, 10/01/41	1,303,594	1,314,179
4.000%, 01/01/42	3,273,141	3,371,935
4.000%, 07/01/42	3,046,344	3,133,246
3.500%, 01/01/43	3,918,993	3,938,583
3.500%, 06/01/43	1,946,456	1,960,297
4.000%, 08/01/43	1,368,561	1,402,223
3.054%, 09/01/43 (e)	960,137	995,599
3.500%, 08/01/45	3,856,648	3,880,309
4.000%, 09/01/45	1,923,735	1,974,904
4.000%, 10/01/45	1,827,477	1,865,927
3.500%, 10/01/45	2,037,360	2,045,175
4.000%, 11/01/45	4,237,452	4,326,762
3.500%, 04/01/46	1,879,645	1,885,981
4.000%, 06/01/46	1,884,811	1,923,686
3.500%, 06/01/46	1,560,299	1,566,687
3.000%, 06/01/46	4,741,173	4,625,465
4.000%, 07/01/46	2,262,603	2,312,010
4.000%, 08/01/46	1,433,372	1,469,531
4.500%, 09/01/46	1,224,678	1,280,409
4.000%, 10/01/46	1,519,330	1,550,439
3.000%, 10/01/46	1,690,644	1,649,419
4.500%, 01/01/47	1,653,668	1,714,589
4.000%, 01/01/47	1,908,119	1,950,866
3.000%, 04/01/47	3,533,192	3,446,921
4.000%, 05/01/47	3,694,449	3,775,094
4.000%, 06/01/47	5,103,868	5,209,213
3.500%, 06/01/47	2,681,646	2,688,060
3.500%, 07/01/47	2,725,120	2,730,558
3.500%, 08/01/47	3,690,650	3,694,333
3.500%, 11/01/47	2,786,158	2,795,844
4.000%, 01/01/48	2,918,632	2,986,265
3.500%, 04/01/48	3,956,189	3,974,171
4.500%, 06/01/48	1,912,113	1,988,580
3.500%, 06/01/48	2,955,717	2,962,793
		113,773,876
Commercial Mortgage-Backed: 7.3%
Arroyo Mortgage Trust 2018-1, 144A, 3.763%, 04/25/48 (c)(e)	2,203,370	2,204,454
Bayview Opportunity Master Fund IVa Trust 2016, 144A, 4.000%, 04/28/55 (c)	1,546,795	1,552,626
Bellemeade Re 2018-1, Ltd., 144A, 1 month LIBOR + 1.35%, 3.915%, 04/25/28 (c)(e)	1,000,000	1,000,501
Bellemeade Re 2018-2, Ltd., 144A 1 month LIBOR + 1.35%, 3.665%, 08/25/28 (c)(e)	2,000,000	1,992,245
COLT 2018-1 Mortgage Loan Trust, 144A, 2.981%, 02/25/48 (c)(e)	220,596	218,759
COLT 2018-3 Mortgage Loan Trust, 144A, 3.763%, 10/26/48 (c)(e)	938,782	946,323
Commonbond Student Loan Trust 2018-C-GS, 144A, 3.870%, 02/25/46 (c)	2,000,000	2,000,000
Deephaven Residential Mortgage Trust 2018-1, 144A, 3.027%, 12/25/57 (c)(e)	889,032	882,094
Drive Auto Receivables Trust, 4.090%, 01/15/26	2,000,000	2,021,388
Invitation Homes 2018-SFR3 Trust, 144A, 1 month LIBOR + 1.00%, 3.455%, 07/17/37 (c)(e)	2,490,544	2,480,769
Invitation Homes 2018-SFR4 Trust, 144A, 1 month LIBOR + 1.25%, 3.705%, 01/17/21 (c)(e)	2,000,000	1,996,620
Mastr Asset Backed Securities Trust 2007-NCW, 144A, 1 month LIBOR + 0.60%, 2.915%, 05/25/37 (b)(c)(e)	1,612,105	1,564,021

97	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
Metlife Securitization Trust, 144A, 3.000%, 04/25/55 (c)(e)	$618,413	$610,628
Mill City Mortgage Trust 2015-1, 144A, 3.785%, 06/25/56 (c)(e)	2,000,000	2,063,408
Mosaic Solar Loan Trust 2018-1, 144A, 4.010%, 06/22/43 (c)	1,313,639	1,331,227
Mosaic Solar Loans 2017-1 LLC, 144A, 4.450%, 06/20/42 (c)	1,142,552	1,152,148
Mosaic Solar Loans 2017-2 LLC, 144A, 3.820%, 06/22/43 (c)	739,301	744,672
Mosaic Solar Loans 2017-2 LLC, 144A, 2.000%, 06/22/43 (c)	1,967,046	1,874,829
Navistar Financial Dealer Note Master Owner Trust II, 144A, 1 month LIBOR + 1.05%, 3.365%, 09/25/23 (c)(e)	2,250,000	2,256,457
New Residential Mortgage Loan Trust 2018-4, 144A, 1 month LIBOR + 0.90%, 3.215%, 01/25/48 (c)(e)	1,823,377	1,818,385
Radnor RE 2018-1, Ltd., 144A, 1 month LIBOR + 1.40%, 3.715%, 03/25/28 (c)(e)	3,000,000	2,994,760
Santander Drive Auto Receivables Trust 2018-5, 4.190%, 12/16/24	1,250,000	1,265,714
Sequoia Mortgage Trust 2017-CH2, 144A, 4.000%, 12/25/47 (c)(e)	732,251	741,955
Sequoia Mortgage Trust 2018-CH1, 144A, 4.000%, 02/25/48 (c)(e)	626,999	631,848
Sequoia Mortgage Trust 2018-CH3, 144A, 4.500%, 08/25/48 (c)(e)	1,766,895	1,805,128
SoFi Professional Loan Program 2015-d, LLC, 144A, 3.590%, 10/26/37 (c)	1,525,862	1,514,402
Sunrun Athena Issuer 2018-1, LLC, 144A, 5.310%, 04/30/49 (c)	1,000,000	993,514
TES 2017-2 LLC, 144A, 4.120%, 02/20/48 (c)	1,953,289	1,901,540
Tesla Auto Lease Trust 2018-A, 144A, 2.750%, 02/20/20 (c)	500,000	498,439
Tesla Auto Lease Trust 2018-B, 144A, 3.710%, 08/20/21 (c)	530,000	531,459
Towd Point Asset Trust 2018-SL1, 144A, 2.906%, 01/25/46 (c)(e)	1,715,741	1,710,613
Towd Point Mortgage Trust 2017-5, 144A, 1 month LIBOR + 0.60%, 2.915%, 02/25/57 (c)(e)	686,745	684,712
Towd Point Mortgage Trust, 144A, 3.750%, 11/25/57 (c)(e)	1,000,000	1,015,567
Towd Point Mortgage Trust, 144A, 3.711%, 11/25/60 (c)(e)	2,000,000	2,030,982
Vivint Solar Financing V LLC, 144A, 4.730%, 04/30/48 (c)	998,587	1,026,390
		50,058,577
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $215,745,166)		212,695,930

TOTAL BONDS
(Cost $662,201,023)		652,557,838

SEE NOTES TO FINANCIAL STATEMENTS	98

December 31, 2018
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
CERTIFICATES OF DEPOSIT: 0.1%
Community Credit Union of Lynn, 2.200%, 11/29/22 (b)	$250,000	$238,965
Self-Help Federal Credit Union, 1.700%, 04/13/20 (b)	250,000	246,543

TOTAL CERTIFICATES OF DEPOSIT
(Cost $500,000)		485,508

MONEY MARKET: 3.4%
State Street Institutional U.S. Government Money Market Fund, 2.318% (f)(g)	23,744,751	23,744,751
TOTAL MONEY MARKET
(Cost $23,744,751)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.299% (f)	858,285	858,285
(Cost $858,285)

TOTAL INVESTMENTS: 99.6%
(Cost $693,337,902)		683,801,504

PAYABLE UPON RETURN OF SECURITIES LOANED
(NET):- 0.1%		(858,285)

OTHER ASSETS AND LIABILITIES —
(NET): 0.5%		3,535,286

NET ASSETS: 100.0%		$686,478,505

(a)	Fair valued security.
(b)	Illiquid security.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(d)	Security of partial position of this security was on loan as of December 31, 2018. The total market value of securities on loan as of December 31, 2018 was $1,415,146.
(e)	Rate shown reflects the accrual rate as of December 31, 2018 on securities with variable or step rates.
(f)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(g)	Premier Class shares

ETF - Exchange Traded Fund

LP - Limited Partnership

LIBOR - London Internabank Offered Rate. At December 31, 2018 the 1 month and 3 month LIBOR rates were 2.52% and 2.80%, respectively.

TIPS - Treasury Inflation Protected Securities

99	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 0.1%
Energy: 0.1%
Chaparral Energy, Inc., Class A (a)	83,306	$409,865

Health Care: 0.0%
Interactive Health, Inc. (a)(b)(c)	706	0

Retail: 0.0% (d)
Charlotte Russe, Inc. (a)(b)	7,784	78

TOTAL COMMON STOCKS
(Cost $2,169,753)		409,943

PREFERRED STOCKS: 0.3%
Health Care: 0.0%
Interactive Health, Inc., 0.000% (a)(b)(c)	1,412	0

Leisure: 0.3%
RLJ Lodging Trust, REIT, 1.950%	38,500	954,030

TOTAL PREFERRED STOCKS
(Cost $1,355,497)		954,030

BONDS: 95.9%
CORPORATE BONDS: 94.9%
Automotive: 2.9%
Allison Transmission, Inc., 144A, 5.000%, 10/01/24 (e)	$950,000	915,563
Allison Transmission, Inc., 144A, 4.750%, 10/01/27 (e)	950,000	850,250
Delphi Technologies PLC, 144A, 5.000%, 10/01/25 (e)	1,500,000	1,263,750
FXI Holdings, Inc., 144A, 7.875%, 11/01/24 (e)	950,000	817,000
IHO Verwaltungs GmbH, 144A, 4.500%, 09/15/23 (e)	1,900,000	1,748,000
IHO Verwaltungs GmbH, 144A, 4.750%, 09/15/26 (e)	475,000	414,438
Meritor, Inc., 6.250%, 02/15/24	2,225,000	2,136,000
Nexteer Automotive Group Ltd., 144A, 5.875%, 11/15/21 (e)	2,000,000	2,034,058
		10,179,059
Banking: 4.1%
Ally Financial, Inc., 3.500%, 01/27/19	2,500,000	2,499,687
Ally Financial, Inc., 4.250%, 04/15/21	3,000,000	2,955,480
Ally Financial, Inc., 4.125%, 02/13/22	2,300,000	2,239,625
Ally Financial, Inc., 5.750%, 11/20/25	1,800,000	1,797,750
CIT Group, Inc., 5.000%, 08/01/23	2,000,000	1,965,000
CIT Group, Inc., 5.250%, 03/07/25	500,000	490,000
CIT Group, Inc., 6.125%, 03/09/28	950,000	947,625
Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	950,000	963,623
Royal Bank of Scotland Group PLC, 5.125%, 05/28/24	900,000	873,623
		14,732,413
Basic Industry: 11.1%
Alcoa Nederland Holding BV, 144A, 7.000%, 09/30/26 (e)	1,000,000	1,025,000
Alcoa Nederland Holding BV, 144A, 6.125%, 05/15/28 (e)	475,000	456,000
Arconic, Inc., 5.900%, 02/01/27	1,000,000	957,500
Cleveland-Cliffs, Inc., 5.750%, 03/01/25	500,000	451,250

SEE NOTES TO FINANCIAL STATEMENTS	100

December 31, 2018
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Basic Industry, continued
Cleveland-Cliffs, Inc., 144A, 4.875%, 01/15/24 (e)	$1,450,000	$1,352,125
Core & Main, LP, 144A, 6.125%, 08/15/25 (e)	1,500,000	1,327,500
Ingevity Corp., 144A, 4.500%, 02/01/26 (e)	1,425,000	1,293,188
Koppers, Inc., 144A, 6.000%, 02/15/25 (e)	1,500,000	1,327,500
Lennar Corp., 4.875%, 12/15/23	975,000	939,656
Lennar Corp., 4.750%, 05/30/25	1,000,000	941,250
Lennar Corp., 5.250%, 06/01/26	1,000,000	946,250
Lennar Corp., 4.750%, 11/29/27	950,000	860,938
M/I Homes, Inc., 5.625%, 08/01/25	1,000,000	920,000
Mercer International, Inc., 6.500%, 02/01/24	950,000	933,375
Mercer International, Inc., 144A, 7.375%, 01/15/25 (e)	1,000,000	1,000,000
Meritage Homes Corp., 5.125%, 06/06/27	1,900,000	1,619,750
New Enterprise Stone & Lime Co., Inc., 144A, 10.125%, 04/01/22 (e)	1,000,000	980,000
New Enterprise Stone & Lime Co., Inc., 144A, 6.250%, 03/15/26 (e)	950,000	866,875
New Gold, Inc., 144A, 6.375%, 05/15/25 (e)	1,000,000	765,000
Novelis Corp., 144A, 5.875%, 09/30/26 (e)	1,000,000	887,500
Sappi Papier Holding GmbH, 144A, 7.500%, 06/15/32 (e)	900,000	846,000
SPCM SA, 144A, 4.875%, 09/15/25 (e)	950,000	828,875
Standard Industries, Inc., 144A, 6.000%, 10/15/25 (e)	2,500,000	2,407,124
Standard Industries, Inc., 144A, 5.000%, 02/15/27 (e)	1,850,000	1,623,375
Starfruit Finco BV/US Holdco, LLC, 144A, 8.000%, 10/01/26 (e)	2,000,000	1,855,000
Taylor Morrison Communities, Inc./Holdings II, Inc., 144A, 5.625%, 03/01/24 (e)	2,550,000	2,435,250
TRI Pointe Group, Inc., 5.250%, 06/01/27	2,000,000	1,561,900
US Concrete, Inc., 6.375%, 06/01/24	2,400,000	2,220,000
USG Corp., 144A, 4.875%, 06/01/27 (e)	1,900,000	1,919,000
Valvoline, Inc., 5.500%, 07/15/24	900,000	882,000
WESCO Distribution, Inc., 5.375%, 06/15/24	1,900,000	1,797,875
Zachry Holdings, Inc., 144A, 7.500%, 02/01/20 (e)	1,400,000	1,379,000
		39,606,056
Capital Goods: 6.6%
ARD Finance SA, 7.125%, 09/15/23	1,500,000	1,353,750
ARD Securities Finance SARL, 144A, 8.750%, 01/31/23 (e)	1,545,694	1,313,840
Ardagh Packaging Finance PLC/ Holdings USA, Inc., 144A, 7.250%, 05/15/24 (e)	1,000,000	1,001,250
Bombardier, Inc., 144A, 7.750%, 03/15/20 (e)	1,500,000	1,528,124
Bombardier, Inc., 144A, 8.750%, 12/01/21 (e)	1,000,000	1,033,750
Bombardier, Inc., 144A, 7.500%, 12/01/24 (e)	1,450,000	1,370,250
Crown Americas, LLC/Capital Corp. VI, 144A, 4.750%, 02/01/26 (e)	1,650,000	1,559,250

101	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Capital Goods, continued
CTP Transportation Products LLC/Finance, Inc., 144A, 8.250%, 12/15/19 (e)	$1,100,000	$1,080,750
Flex Acquisition Co, Inc., 144A, 7.875%, 07/15/26 (e)	1,000,000	902,500
Manitowoc Co, Inc., The, 144A, 12.750%, 08/15/21 (e)	3,000,000	3,202,500
Mueller Water Products, Inc., 144A, 5.500%, 06/15/26 (e)	1,900,000	1,847,750
OI European Group BV, 144A, 4.000%, 03/15/23 (e)	2,400,000	2,250,000
Owens-Brockway Glass Container, Inc., 144A, 6.375%, 08/15/25 (e)	950,000	945,250
RBS Global, Inc. / Rexnord LLC, 144A, 4.875%, 12/15/25 (e)	1,450,000	1,323,125
Vertiv Group Corp., 144A, 9.250%, 10/15/24 (e)	1,450,000	1,341,250
Vertiv Intermediate Holding Corp., 144A, 12.000%, 02/15/22 (e)	1,500,000	1,385,625
		23,438,964
Consumer Goods: 5.4%
Central Garden & Pet Co, 5.125%, 02/01/28	2,000,000	1,795,000
Cott Holdings, Inc., 144A, 5.500%, 04/01/25 (e)	2,400,000	2,271,000
High Ridge Brands Co., 144A, 8.875%, 03/15/25 (e)	2,995,000	1,332,775
Lamb Weston Holdings, Inc., 144A, 4.625%, 11/01/24 (e)	2,900,000	2,827,500
Performance Food Group, Inc., 144A, 5.500%, 06/01/24 (e)	2,425,000	2,355,281
Post Holdings, Inc., 144A, 5.000%, 08/15/26 (e)	1,450,000	1,326,750
Post Holdings, Inc., 144A, 5.750%, 03/01/27 (e)	1,950,000	1,837,875
Prestige Brands, Inc., 144A, 6.375%, 03/01/24 (e)	2,500,000	2,425,000
Tempur Sealy International, Inc., 5.500%, 06/15/26	1,500,000	1,376,250
US Foods, Inc., 144A, 5.875%, 06/15/24 (e)	1,900,000	1,854,875
		19,402,306
Energy: 10.6%
AmeriGas Partners LP/Finance Corp., 5.625%, 05/20/24	1,500,000	1,425,000
AmeriGas Partners LP/Finance Corp., 5.750%, 05/20/27	950,000	845,500
Antero Resources Corp., 5.625%, 06/01/23	1,900,000	1,812,125
Apergy Corp., 6.375%, 05/01/26	1,000,000	975,000
Archrock Partners LP/Finance Corp., 6.000%, 04/01/21	1,750,000	1,688,750
Archrock Partners LP/Finance Corp., 6.000%, 10/01/22	1,000,000	945,000
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 144A, 10.000%, 04/01/22 (e)	1,000,000	1,027,800
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 144A, 7.000%, 11/01/26 (e)	1,000,000	910,000
Chaparral Energy, Inc., 144A, 8.750%, 07/15/23 (e)	1,500,000	1,080,000
Ensco PLC, 7.750%, 02/01/26	1,000,000	745,000
Exterran Energy Solutions LP/EES Finance Corp., 8.125%, 05/01/25	2,000,000	1,925,000

SEE NOTES TO FINANCIAL STATEMENTS	102

December 31, 2018
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Energy, continued
Extraction Oil & Gas, Inc., 144A, 7.375%, 05/15/24 (e)	$950,000	$788,500
Extraction Oil & Gas, Inc., 144A, 5.625%, 02/01/26 (e)	975,000	716,625
Genesis Energy LP / Finance Corp., 6.000%, 05/15/23	1,000,000	927,500
Genesis Energy LP / Finance Corp., 5.625%, 06/15/24	1,000,000	862,500
Great Western Petroleum LLC/Finance Corp., 144A, 9.000%, 09/30/21 (e)	2,000,000	1,830,000
Hess Infrastructure Partners LP/Finance Corp., 144A, 5.625%, 02/15/26 (e)	1,950,000	1,896,375
Laredo Petroleum, Inc., 6.250%, 03/15/23	1,350,000	1,218,375
Oasis Petroleum, Inc., 144A, 6.250%, 05/01/26 (e)	950,000	800,375
Parkland Fuel Corp., 144A, 6.000%, 04/01/26 (e)	2,400,000	2,261,999
Parsley Energy LLC/Finance Corp., 144A, 5.625%, 10/15/27 (e)	1,000,000	913,750
Pride International, Inc., 6.875%, 08/15/20	1,000,000	1,017,500
Southwestern Energy Co., 6.200%, 01/23/25	334,000	300,183
Sunoco LP/ Finance Corp., 5.500%, 02/15/26	500,000	475,000
Sunoco LP/ Finance Corp., 5.875%, 03/15/28	900,000	844,092
Superior Plus, LP/General Partner, Inc., 144A, 7.000%, 07/15/26 (e)	1,900,000	1,843,000
Tallgrass Energy Partners LP/Finance Corp., 144A, 5.500%, 09/15/24 (e)	1,900,000	1,876,250
Tallgrass Energy Partners LP/Finance Corp., 144A, 5.500%, 01/15/28 (e)	475,000	458,375
Tapstone Energy, LLC/Finance Corp., 144A, 9.750%, 06/01/22 (e)	1,000,000	795,000
Targa Resources Partners, LP/Finance Corp., 5.250%, 05/01/23	1,350,000	1,326,375
Targa Resources Partners, LP/Finance Corp., 5.000%, 01/15/28	900,000	816,750
Targa Resources Partners, LP/Finance Corp., 144A, 5.875%, 04/15/26 (e)	1,000,000	977,500
TransMontaigne Partners LP/TLP Finance Corp., 6.125%, 02/15/26	950,000	855,000
WildHorse Resource Development Corp., 6.875%, 02/01/25	900,000	855,000
		38,035,199
Financial Services: 3.1%
Avolon Holdings Funding, Ltd., 144A, 5.125%, 10/01/23 (e)	500,000	478,750
Fair Isaac Corp, 144A, 5.250%, 05/15/26 (e)	1,550,000	1,507,375
Fly Leasing, Ltd., 6.375%, 10/15/21	3,000,000	3,000,000
Park Aerospace Holdings, Ltd., 144A, 5.250%, 08/15/22 (e)	1,500,000	1,456,875
Park Aerospace Holdings, Ltd., 144A, 5.500%, 02/15/24 (e)	975,000	943,313
Springleaf Finance Corp., 6.125%, 05/15/22	1,000,000	974,710
Springleaf Finance Corp., 6.875%, 03/15/25	1,500,000	1,346,250
Springleaf Finance Corp., 7.125%, 03/15/26	1,400,000	1,252,125
		10,959,398

103	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care: 7.3%
Avantor, Inc., 144A, 6.000%, 10/01/24 (e)	$2,000,000	$1,970,000
Avantor, Inc., 144A, 9.000%, 10/01/25 (e)	1,500,000	1,503,750
Centene Corp., 5.625%, 02/15/21	450,000	452,250
Centene Corp., 6.125%, 02/15/24	900,000	923,625
Centene Corp., 144A, 5.375%, 06/01/26 (e)	950,000	926,250
Change Healthcare Holdings LLC/Finance, Inc., 144A, 5.750%, 03/01/25 (e)	1,000,000	936,250
Charles River Laboratories International, Inc., 144A, 5.500%, 04/01/26 (e)	582,000	574,725
Endo Dac/Finance, LLC/Finco, Inc., 144A, 6.000%, 07/15/23 (e)	1,000,000	767,500
Endo Finance, LLC/Finco, Inc., 144A, 7.250%, 01/15/22 (e)	850,000	739,500
HCA, Inc., 5.875%, 05/01/23	2,750,000	2,791,250
HCA, Inc., 5.375%, 02/01/25	1,000,000	977,500
HCA, Inc., 5.875%, 02/15/26	2,350,000	2,344,125
HCA, Inc., 5.250%, 06/15/26	500,000	497,500
HCA, Inc., 5.375%, 09/01/26	475,000	463,125
HCA, Inc., 5.625%, 09/01/28	475,000	459,563
MPT Operating Partnership LP/Finance Corp., 6.375%, 03/01/24	1,000,000	1,030,000
MPT Operating Partnership LP/Finance Corp., 5.000%, 10/15/27	1,500,000	1,375,313
Ortho-Clinical Diagnostics, Inc., 144A, 6.625%, 05/15/22 (e)	1,000,000	904,999
Sabra Health Care, LP, REIT, 5.125%, 08/15/26	2,400,000	2,227,671
Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/24	950,000	917,428
Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/26	$1,950,000	$1,490,708
Verscend Escrow Corp., 144A, 9.750%, 08/15/26 (e)	2,000,000	1,887,500
		26,160,532
Insurance: 0.8%
AssuredPartners, Inc., 144A, 7.000%, 08/15/25 (e)	2,000,000	1,814,400
Fidelity & Guaranty Life Holdings, Inc., 144A, 5.500%, 05/01/25 (e)	950,000	912,285
		2,726,685
Leisure: 2.9%
Carlson Travel, Inc., 144A, 6.750%, 12/15/23 (e)	450,000	434,813
Carlson Travel, Inc., 144A, 9.500%, 12/15/24 (e)	1,000,000	912,500
Cedar Fair LP, 5.375%, 04/15/27	1,400,000	1,328,250
ESH Hospitality, Inc., 144A, 5.250%, 05/01/25 (e)	950,000	885,875
GLP Capital, LP/Financing II, Inc., 5.750%, 06/01/28	1,900,000	1,926,125
Hilton Worldwide Finance, LLC/Corp., 4.625%, 04/01/25	450,000	427,500
Hilton Worldwide Finance, LLC/Corp., 4.875%, 04/01/27	1,425,000	1,341,281
Scientific Games International, Inc., 10.000%, 12/01/22	3,073,000	3,130,619
		10,386,963
Media: 11.0%
Altice Financing SA, 144A, 6.625%, 02/15/23 (e)	2,000,000	1,925,000
Altice Financing SA, 144A, 7.500%, 05/15/26 (e)	1,250,000	1,143,750

SEE NOTES TO FINANCIAL STATEMENTS	104

December 31, 2018
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
Altice France SA/France, 144A, 6.250%, 05/15/24 (e)	$1,850,000	$1,732,063
Altice France SA/France, 144A, 7.375%, 05/01/26 (e)	1,900,000	1,748,000
Altice Luxembourg SA, 144A, 7.750%, 05/15/22 (e)	950,000	868,063
AMC Networks, Inc., 4.750%, 08/01/25	950,000	864,500
Cablevision Systems Corp., 8.000%, 04/15/20	1,000,000	1,015,000
Cablevision Systems Corp., 5.875%, 09/15/22	1,000,000	985,000
CBS Radio, Inc., 144A, 7.250%, 11/01/24 (e)	1,400,000	1,309,000
CCO Holdings, LLC/Capital Corp., 144A, 4.000%, 03/01/23 (e)	1,000,000	935,000
CCO Holdings, LLC/Capital Corp., 144A, 5.125%, 05/01/23 (e)	1,000,000	975,000
CCO Holdings, LLC/Capital Corp., 144A, 5.375%, 05/01/25 (e)	1,900,000	1,826,375
CCO Holdings, LLC/Capital Corp., 144A, 5.750%, 02/15/26 (e)	2,000,000	1,965,000
CCO Holdings, LLC/Capital Corp., 144A, 5.500%, 05/01/26 (e)	1,000,000	963,750
Cimpress NV, 144A, 7.000%, 06/15/26 (e)	950,000	916,749
CSC Holdings, LLC, 144A, 10.125%, 01/15/23 (e)	1,900,000	2,049,625
CSC Holdings, LLC, 144A, 5.375%, 07/15/23 (e)	1,000,000	977,700
CSC Holdings, LLC, 144A, 5.500%, 05/15/26 (e)	1,000,000	945,000
CSC Holdings, LLC, 144A, 5.500%, 04/15/27 (e)	500,000	466,250
CSC Holdings, LLC, 144A, 7.500%, 04/01/28 (e)	1,000,000	1,002,500
Gray Escrow, Inc., 144A, 7.000%, 05/15/27 (e)	500,000	487,835
Harland Clarke Holdings Corp., 144A, 6.875%, 03/01/20 (e)	2,000,000	1,955,000
Harland Clarke Holdings Corp., 144A, 8.375%, 08/15/22 (e)	500,000	458,125
Nexstar Broadcasting, Inc., 144A, 6.125%, 02/15/22 (e)	1,150,000	1,147,125
Nielsen Finance LLC / Nielsen Finance Co., 144A, 5.000%, 04/15/22 (e)	950,000	912,000
Sirius XM Radio, Inc., 144A, 6.000%, 07/15/24 (e)	1,400,000	1,408,750
Sirius XM Radio, Inc., 144A, 5.375%, 04/15/25 (e)	2,100,000	1,997,625
Sirius XM Radio, Inc., 144A, 5.375%, 07/15/26 (e)	1,950,000	1,830,563
The Neilsen Co. Luxembourg SARL, 144A, 5.000%, 02/01/25 (e)	975,000	916,500
Virgin Media Finance PLC, 144A, 6.000%, 10/15/24 (e)	950,000	916,038
Virgin Media Secured Finance PLC, 144A, 5.500%, 08/15/26 (e)	950,000	880,983
VTR Finance BV, 144A, 6.875%, 01/15/24 (e)	1,707,000	1,713,401
		39,237,270
Real Estate: 2.9%
CBL & Associates, LP, 5.250%, 12/01/23	1,500,000	1,192,500
Five Point Operating Co., LP/Capital Corp., 144A, 7.875%, 11/15/25 (e)	1,450,000	1,402,875
Greystar Real Estate Partners LLC, 144A, 5.750%, 12/01/25 (e)	1,450,000	1,421,000
iStar, Inc., 5.000%, 07/01/19	463,000	461,843

105	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Real Estate, continued
iStar, Inc., 6.500%, 07/01/21	$1,500,000	$1,488,750
iStar, Inc., 6.000%, 04/01/22	1,000,000	970,000
iStar, Inc., 5.250%, 09/15/22	500,000	468,700
Kennedy-Wilson, Inc., 5.875%, 04/01/24	1,700,000	1,598,000
Starwood Property Trust, Inc., 3.625%, 02/01/21	1,350,000	1,302,750
		10,306,418
Retail: 3.6%
Ingles Markets, Inc., 5.750%, 06/15/23	1,000,000	992,500
KFC Holding/Pizza Hut Holdings/Taco Bell of America, 144A, 5.000%, 06/01/24 (e)	1,500,000	1,451,250
KFC Holding/Pizza Hut Holdings/Taco Bell of America, 144A, 4.750%, 06/01/27 (e)	1,400,000	1,305,500
L Brands, Inc., 5.250%, 02/01/28	1,950,000	856,250
New Red Finance, Inc., 144A, 4.250%, 05/15/24 (e)	1,500,000	1,383,750
New Red Finance, Inc., 144A, 5.000%, 10/15/25 (e)	1,450,000	1,337,625
Party City Holdings, Inc.,144A, 6.625%, 08/01/26 (e)	2,000,000	1,825,000
PetSmart, Inc., 144A, 8.875%, 06/01/25 (e)	750,000	438,750
PetSmart, Inc., 144A, 5.875%, 06/01/25 (e)	1,500,000	1,091,250
Sally Holdings LLC/Capital, Inc., 5.625%, 12/01/25	2,400,000	2,217,000
		12,898,875
Services: 6.1%
Algeco Global Finance PLC, 144A, 8.000%, 02/15/23 (e)	1,450,000	1,359,375
Aramark Services, Inc., 4.750%, 06/01/26	450,000	424,125
Aramark Services, Inc., 144A, 5.000%, 04/01/25 (e)	1,450,000	1,421,000
Aramark Services, Inc., 144A, 5.000%, 02/01/28 (e)	500,000	467,500
Ashtead Capital, Inc., 144A, 5.250%, 08/01/26 (e)	1,400,000	1,358,000
GFL Environmental, Inc., 144A, 5.375%, 03/01/23 (e)	1,900,000	1,672,000
Hertz Corp., The, 7.375%, 01/15/21	1,000,000	976,250
Iron Mountain US Holdings, Inc., 144A, 5.375%, 06/01/26 (e)	475,000	434,625
Iron Mountain, Inc., 5.750%, 08/15/24	1,950,000	1,857,375
KAR Auction Services, Inc., 144A, 5.125%, 06/01/25 (e)	1,450,000	1,315,875
Prime Security Services Borrower LLC/Finance, Inc., 144A, 9.250%, 05/15/23 (e)	1,811,000	1,872,120
Resideo Funding, Inc., 144A, 6.125%, 11/01/26 (e)	1,500,000	1,481,250
Staples, Inc., 144A, 8.500%, 09/15/25 (e)	2,000,000	1,814,400
United Rentals North America, Inc., 5.750%, 11/15/24	2,900,000	2,802,125
United Rentals North America, Inc., 6.500%, 12/15/26	1,000,000	987,500
Williams Scotsman International, Inc., 144A, 6.875%, 08/15/23 (e)	1,450,000	1,395,625
		21,639,145
Technology & Electronics: 4.1%
CommScope Technologies LLC, 144A, 5.000%, 03/15/27 (e)	1,400,000	1,137,500

SEE NOTES TO FINANCIAL STATEMENTS	106

December 31, 2018
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Technology & Electronics, continued
CommScope, Inc., 144A, 5.500%, 06/15/24 (e)	$950,000	$872,813
Dell International LLC/EMC Corp, 144A, 5.875%, 06/15/21 (e)	1,450,000	1,452,062
Dell International LLC/EMC Corp, 144A, 7.125%, 06/15/24 (e)	1,000,000	1,018,270
Exela Intermediate LLC/Finance, Inc., 144A, 10.000%, 07/15/23 (e)	975,000	934,781
First Data Corp., 144A, 5.000%, 01/15/24 (e)	1,900,000	1,835,875
HNA Echotech Panorama Cayman Co. Ltd., 144A, 8.000%, 04/15/21 (b)(e)	1,600,000	1,522,965
Rackspace Hosting, Inc., 144A, 8.625%, 11/15/24 (e)	950,000	743,375
Syniverse Holdings, Inc., 9.125%, 01/15/19	2,025,000	2,007,280
TIBCO Software, Inc., 144A, 11.375%, 12/01/21 (e)	2,000,000	2,100,000
VeriSign, Inc., 4.750%, 07/15/27	950,000	894,473
		14,519,394
Telecommunications: 9.1%
CenturyLink, Inc., 7.500%, 04/01/24	900,000	870,750
CenturyLink, Inc., 5.625%, 04/01/25	450,000	397,125
Cogent Communications Group, Inc., 144A, 5.375%, 03/01/22 (e)	1,700,000	1,695,750
Digicel Group, Ltd., 144A, 8.250%, 09/30/20 (e)	500,000	340,000
Equinix, Inc., 5.375%, 04/01/23	1,000,000	998,750
Equinix, Inc., 5.750%, 01/01/25	1,000,000	1,011,250
Equinix, Inc., 5.375%, 05/15/27	1,500,000	1,470,000
Frontier Communications Corp., 8.500%, 04/15/20	1,000,000	890,000
Frontier Communications Corp, 10.500%, 09/15/22	1,000,000	700,000
Frontier Communications Corp., 11.000%, 09/15/25	500,000	313,725
Frontier Communications Corp.,144A, 8.500%, 04/01/26 (e)	900,000	789,750
Frontier Communications Corp., 9.000%, 08/15/31	1,000,000	540,000
Level 3 Financing, Inc., 5.375%, 01/15/24	1,950,000	1,862,250
Level 3 Financing, Inc., 5.250%, 03/15/26	1,000,000	917,500
Level 3 Parent, LLC, 5.750%, 12/01/22	900,000	886,500
Qwest Corp., 6.875%, 09/15/33	1,000,000	895,843
Sprint Capital Corp., 6.875%, 11/15/28	1,000,000	947,500
Sprint Communications, Inc., 7.000%, 08/15/20	1,650,000	1,693,395
Sprint Communications, Inc., 11.500%, 11/15/21	1,000,000	1,137,500
Sprint Communications, Inc., 6.000%, 11/15/22	2,000,000	1,967,660
Sprint Corp., 7.250%, 09/15/21	2,900,000	2,975,400
Sprint Corp., 7.875%, 09/15/23	1,000,000	1,028,750
Sprint Corp., 7.125%, 06/15/24	1,000,000	992,840
Sprint Corp., 7.625%, 03/01/26	1,000,000	990,000
Telecom Italia Capital SA, 7.721%, 06/04/38	950,000	948,223
T-Mobile USA, Inc., 6.000%, 04/15/24	2,000,000	2,005,000
T-Mobile USA, Inc., 6.375%, 03/01/25	1,000,000	1,012,500
T-Mobile USA, Inc., 5.125%, 04/15/25	500,000	487,500

107	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunications, continued
T-Mobile USA, Inc., 6.500%, 01/15/26	$1,000,000	$1,022,500
Windstream Services, LLC/Finance Corp., 144A, 10.500%, 06/30/24 (e)	1,000,000	765,000
		32,552,961
Transportation: 1.0%
Air Canada, 144A, 7.750%, 04/15/21 (e)	2,500,000	2,655,625
Great Lakes Dredge & Dock Corp., 8.000%, 05/15/22	1,000,000	1,018,750
		3,674,375
Utility: 2.3%
AES Corp./VA, 4.500%, 03/15/23	950,000	929,813
Atlantica Yield PLC, 144A, 7.000%, 11/15/19 (e)	1,900,000	1,933,250
Clearway Energy Operating, LLC, 144A, 5.750%, 10/15/25 (e)	2,000,000	1,917,500
NextEra Energy Operating Partners LP, 144A, 4.500%, 09/15/27 (e)	1,500,000	1,340,625
TerraForm Power Operating LLC, 144A, 4.250%, 01/31/23 (e)	1,000,000	937,500
TerraForm Power Operating LLC, 144A, 5.000%, 01/31/28 (e)	1,400,000	1,237,250
		8,295,938
TOTAL CORPORATE BONDS
(Cost $358,841,128)		338,751,951

LOANS: 0.3%
Retail: 0.3%
Charlotte Russe, Inc., 8.500%, 02/05/23 (b)	3,242,492	972,747
TOTAL LOANS
(Cost $2,979,048)
U.S. TREASURY NOTES: 0.7%
United States Treasury Note, 2.500%, 05/31/20	$2,500,000	$2,498,096
TOTAL U.S. TREASURY NOTES
(Cost $2,499,567)

TOTAL BONDS
(Cost $364,319,743)		342,222,794

CERTIFICATES OF DEPOSIT: 0.3%
Beneficial State Bank, 1.000%, 01/21/19 (b)	200,000	200,000
Self Help Credit Union, 1.300%, 01/04/19 (b)	100,000	100,000
Shared Interest, Inc., 2.400%, 09/30/21 (b)	500,000	500,000
Urban Partnership Bank, 0.600%, 08/03/19 (b)	200,000	200,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,000,000)		1,000,000

MONEY MARKET: 2.3%
State Street Institutional U.S. Government Money Market Fund, 2.318% (f)(g)	8,267,495	8,267,495
(Cost $8,267,495)

TOTAL INVESTMENTS: 98.9%
(Cost $377,112,488)		352,854,262

OTHER ASSETS AND LIABILITIES —
(NET): 1.1%		4,067,343

NET ASSETS: 100.0%		$356,921,605

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Security valued using significant unobservable inputs.
(d)	Rounds to less than 0.05%.
(e)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(f)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(g)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	108

December 31, 2018
Schedule of Investments, continued

Pax Balanced Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
AFFILIATED INVESTMENT COMPANIES: 97.7%
Pax Core Bond Fund (a)	69,553,433	$680,232,578
Pax ESG Beta Dividend Fund (a)	10,763,761	114,741,693
Pax Global Environmental Markets Fund (a)	1,107,513	14,796,378
Pax Global Opportunities Fund (a)(b)	2,500,000	22,950,000
Pax Large Cap Fund (a)	73,702,287	588,144,250
Pax MSCI EAFE ESG Leaders Index Fund (a)	16,289,028	127,054,421
Pax Mid Cap Fund (a)	11,550,983	102,457,216

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,797,361,994)		1,650,376,536

MONEY MARKET: 2.2%
State Street Institutional U.S. Government Money Market Fund, 2.318% (c)(d)	38,133,412	38,133,412
(Cost $38,133,412)

TOTAL INVESTMENTS: 99.9%
(Cost $1,835,495,406)		1,688,509,948

OTHER ASSETS AND LIABILITIES —
(NET): 0.1%		1,150,777

NET ASSETS: 100.0%		$1,689,660,725

(a)	Institutional Class shares
(b)	Non-income producing security.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2018.
(d)	Premier Class shares

109	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Statements of Assets and Liabilities

	Large Cap Fund	Mid Cap Fund	Small Cap Fund	ESG Beta Quality Fund
ASSETS
Investments, at cost - Note A	$537,889,823	$101,336,639	$485,845,182	$130,288,461

Investments in unaffiliated issuers, at value	$594,624,441	$105,075,991	$454,631,594	$194,369,234
Investments in affiliated issuers, at value	—	—	—	—
Total investments, at value - Note A1	594,624,441	105,075,991	454,631,594	194,369,234
Cash	112,046	—	37	4
Foreign currency at value (cost $23 and $1,539, respectively)	—	—	—	—
Prepaid expenses	12,814	3,925	13,410	—
Receivables:
Capital stock sold	4,698	270	3,078,326	164,127
Dividends and interest - Note A	621,196	50,828	301,716	163,178
Investment securities sold	—	—	—	—
Investment Adviser reimbursement	—	—	—	—
Other	2,820	259	5,208	7,206
Total Assets	595,378,015	105,131,273	458,030,291	194,703,749

LIABILITIES
Collateral on securities loaned, at value	2,346,095	1,020,000	5,399,931	459,816
Payables:
Capital stock reacquired	—	—	5,414,949	119,313
Investment securities purchased	—	—	—	—
Dividend payable - Note A	—	—	—	—
Payable to foreign banks (cost $319,870)	—	—	—	—
Accrued expenses:
Investment advisory fees - Note B	334,813	68,818	339,245	110,792
Distribution expense	415	261	29,878	30,625
Trustees fees	3,238	1,878	4,386	—
Compliance expense	—	—	—	—
Transfer agent fees	2,674	2,696	151,358	—
Printing and other
shareholder communication fees	36	80	5,576	—
Custodian fees	10,293	2,779	12,121	—
Legal and audit fees	34,692	24,970	36,568	—
Other accrued expenses	6,931	24,210	41,652	—
Total Liabilities	2,739,187	1,145,692	11,435,664	720,546
NET ASSETS	$592,638,828	$103,985,581	$446,594,627	$193,983,203

[1]

Investments at market value include securities loaned. At December 31, 2018, the Large Cap Fund, Mid Cap Fund, Small Cap Fund, ESG Beta Quality Fund, ESG Beta Dividend Fund, Global Women's Leadership Fund, and Core Bond Fund had total market values of securities on loan of $15,998,156; $2,659,969; $46,027,861; $2,405,969; $1,461,908; $3,443,751; and $1,415,146, respectively.

SEE NOTES TO FINANCIAL STATEMENTS	110

December 31, 2018

ESG Beta Dividend Fund	Global Opportunities Fund	Global Environmental Markets Fund	Global Women's Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Balanced Fund

$97,905,818	$27,045,933	$569,017,124	$244,269,533	$521,264,391	$693,337,902	$377,112,488	$1,835,495,406

$117,344,464	$24,964,561	$586,586,629	$241,020,687	$510,709,934	$683,801,504	$352,854,262	$38,133,412
—	—	—	—	—	—	—	1,650,376,536
117,344,464	24,964,561	586,586,629	241,020,687	510,709,934	683,801,504	352,854,262	1,688,509,948
14,979	63,470	97,459	2,980	10	4	52,027	12
—	23	—	1,593	—	—	—	—
—	3,711	11,067	—	—	13,324	8,023	—

150	—	5,775,752	3,154,253	6,445,543	4,000	478,063	3,236,976
208,532	11,897	277,746	296,224	747,383	3,844,151	6,034,309	1,656,460
—	—	751,153	—	7,157,288	—	—	—
—	22,015	70,675	—	—	—	—	—
306	1,185	76,162	172,970	1,168,233	1,075	—	—
117,568,431	25,066,862	593,646,643	244,648,707	526,228,391	687,664,058	359,426,684	1,693,403,396

293,709	—	—	—	—	858,285	—	—

—	—	1,837,955	562,620	3,767,364	23,956	866,110	1,802,585
—	63,470	21,364	265,706	6,079,057	—	1,010,460	1,582,494
—	—	—	—	—	3,429	287,297	—
—	—	—	—	320,575	—	—	—

66,543	15,993	423,930	114,803	257,327	230,878	154,321	73,033
453	26	28,688	18,867	17,146	820	36,571	284,559
—	1,049	3,019	—	—	2,835	2,310	—
—	—	—	—	—	—	—	—
—	4,862	126,563	—	—	2,543	72,304	—

—	352	3,930	—	—	—	10,320	—
—	3,525	21,968	—	—	16,439	12,884	—
—	35,099	37,923	—	—	39,437	36,479	—
—	89	40,871	—	—	6,931	16,023	—
360,705	124,465	2,546,211	961,996	10,441,469	1,185,553	2,505,079	3,742,671
$117,207,726	$24,942,397	$591,100,432	$243,686,711	$515,786,922	$686,478,505	$356,921,605	$1,689,660,725

111	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Statements of Assets and Liabilities, continued

	Large Cap Fund	Mid Cap Fund	Small Cap Fund	ESG Beta Quality Fund
NET ASSETS REPRESENTED BY:
Paid in Capital	$534,828,456	$99,587,958	$483,137,874	$129,894,008
Total distributable earnings	57,810,372	4,397,623	(36,543,247)	64,089,195
NET ASSETS	$592,638,828	$103,985,581	$446,594,627	$193,983,203

Investor Class
Net assets	$1,975,244	$1,201,659	$116,887,079	$134,434,591
Capital Shares Outstanding (unlimited/authorized)	247,799	135,441	9,732,321	7,715,540
Net asset value per share	$7.97	$8.87	$12.01	$17.42
Class A
Net assets			$12,290,429	$5,417,182
Capital Shares Outstanding (unlimited/authorized)			1,025,960	311,776
Net asset value per share			$11.98	$17.38
Institutional Class
Net assets	$590,663,584	$102,783,922	$317,417,119	$54,131,430
Capital Shares Outstanding (unlimited/authorized)	74,021,495	11,583,715	26,197,289	3,017,983
Net asset value per share	$7.98	$8.87	$12.12	$17.94

SEE NOTES TO FINANCIAL STATEMENTS	112

December 31, 2018

ESG Beta Dividend Fund	Global Opportunities Fund	Global Environmental Markets Fund	Global Women's Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Balanced Fund

$97,607,883	$27,146,006	$587,812,997	$244,697,549	$553,208,955	$706,124,157	$442,949,746	$1,584,799,753
19,599,843	(2,203,609)	3,287,435	(1,010,838)	(37,422,033)	(19,645,652)	(86,028,141)	104,860,972
$117,207,726	$24,942,397	$591,100,432	$243,686,711	$515,786,922	$686,478,505	$356,921,605	$1,689,660,725

$1,846,116	$126,146	$118,979,828	$86,726,662	$77,879,848	$4,277,449	$162,840,865	$1,324,582,105
173,445	13,738	8,960,693	3,938,950	9,794,235	437,487	26,048,889	62,655,336
$10.64	$9.18	$13.28	$22.02	$7.95	$9.78	$6.25	$21.14

		$12,766,144				$5,747,265
		963,073				917,891
		$13.26				$6.26

$115,361,610	$24,816,251	$459,354,460	$156,960,049	$437,907,074	$682,201,056	$188,333,475	$365,078,620
10,817,839	2,702,469	34,371,724	7,095,603	56,167,480	69,766,382	30,234,477	17,000,281
$10.66	$9.18	$13.36	$22.12	$7.80	$9.78	$6.23	$21.47

113	SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2018

Statements of Operations

	Large Cap Fund	Mid Cap Fund	Small Cap Fund	ESG Beta Quality Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $0; $6,911; $43,774; $0; $0; $3,774; $788,689; $365,065; $1,989,432; $0; $0 and $0 respectively)	$10,596,115	$2,180,007	$8,440,876	$5,269,327
Dividends from affiliate - Note C	—	—	—	—
Interest	233,815	114,754	496,111	28,066
Income from securities lending - Note A	61,146	12,393	149,927	9,029
Other income - Note B	—	—	—	1,355
Total Income	10,891,076	2,307,154	9,086,914	5,307,777

Expenses
Investment advisory fees - Note B	4,566,589	961,125	5,588,740	1,385,350
Distribution expenses - Investor Class (Note B)	3,528	3,193	474,873	379,946
Distribution expenses - Class A (Note B)	—	—	50,763	14,431
Transfer agent fees - Note A	14,320	19,586	845,270	—
Printing and other shareholder communication fees	—	—	75,205	—
Custodian fees	57,925	17,055	66,552	—
Legal fees and related expenses	89,535	63,652	121,694	—
Trustees' fees and expenses - Note B	63,221	34,821	66,949	—
Compliance expense	15,269	11,972	14,113	—
Audit fees	46,252	33,292	48,753	—
Registration fees	51,208	42,078	76,440	—
Other expenses	26,413	2,520	27,847	—
Total Expenses	4,934,260	1,189,294	7,457,199	1,779,727
Less: Advisory fee waiver - Note B	—	—	—	—
Expenses assumed by Adviser - Note B	—	—	—	—
Net expenses	4,934,260	1,189,294	7,457,199	1,779,727
Net investment income	5,956,816	1,117,860	1,629,715	3,528,050
REALIZED AND UNREALIZED GAIN (LOSS) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	93,935,443	5,680,410	38,087,597	10,226,771
Investments in affiliated issuers	—	—	—	—
Foreign currency transactions	—	1,073	(1,831)	(792)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(123,969,436)	(22,766,172)	(143,894,129)	(22,507,971)
Investments in affiliated issuers	—	—	—	—
Foreign currency translation	—	—	7	1,272
Net realized and unrealized gain (loss) on investments and foreign currency	(30,033,993)	(17,084,689)	(105,808,356)	(12,280,720)

Net increase in net assets resulting from operations	$(24,077,177)	$(15,966,829)	$(104,178,641)	$(8,752,670)

[1]	Commencement of Operations is June 27, 2018.

SEE NOTES TO FINANCIAL STATEMENTS	114

For the Year Ended December 31, 2018

ESG Beta Dividend Fund	Global Opportunities Fund[1]	Global Environmental Markets Fund	Global Women's Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Balanced Fund

$4,017,000	$120,005	$14,061,013	$6,107,906	$20,228,538	$108,927	$84,071	$68,142
—	—	—	—	—	—	—	31,637,088
18,384	8,640	206,406	6,329	7,048	20,134,080	23,100,028	556,050
4,118	—	5,940	3,262	7,565	53,593	—	—
—	—	4,401	1,574	1,727	14	12,965	223,088
4,039,502	128,645	14,277,760	6,119,071	20,244,878	20,296,614	23,197,064	32,484,368

907,953	110,343	5,540,764	1,325,032	3,561,347	2,743,218	1,941,257	938,183
2,754	67	354,259	235,075	266,164	8,646	460,247	3,622,330
—	—	39,099	—	—	—	15,495	—
—	5,000	756,404	—	—	14,415	438,389	—
—	3,750	52,281	—	—	—	40,650	—
—	14,417	139,885	—	—	96,024	74,337	—
—	18,000	103,791	—	—	86,926	86,833	—
—	13,149	63,159	—	—	62,170	47,671	—
—	6,370	13,807	—	—	15,200	12,843	—
—	35,174	50,561	—	—	52,579	51,412	—
—	42,000	79,979	—	—	51,208	61,151	—
—	2,001	31,237	—	—	19,459	15,059	—
910,707	250,271	7,225,226	1,560,107	3,827,511	3,149,845	3,245,344	4,560,513
—	(8,151)	—	(35,657)	—	—	—	—
—	(115,035)	(127,495)	—	—	—	—	—
910,707	127,085	7,097,731	1,524,450	3,827,511	3,149,845	3,245,344	4,560,513
3,128,795	1,560	7,180,029	4,594,621	16,417,367	17,146,769	19,951,720	27,923,855

1,471,924	(121,396)	3,798,815	4,504,079	(13,384,615)	(8,889,342)	(7,322,455)	(184,716)
—	—	—	—	—	—	—	136,274,656
—	(15,761)	(331,474)	39,850	(127,632)	—	—	—

(9,179,815)	(2,081,372)	(115,312,090)	(30,293,135)	(88,080,433)	(8,759,690)	(23,448,233)	—
—	—	—	—	—	—	—	(236,378,335)
—	48	5,083	(1,903)	(55,942)	—	—	—
(7,707,891)	(2,218,481)	(111,839,666)	(25,751,109)	(101,648,622)	(17,649,032)	(30,770,688)	(100,288,395)

$(4,579,096)	$(2,216,921)	$(104,659,637)	$(21,156,488)	$(85,231,255)	$(502,263)	$(10,818,968)	$(72,364,540)

115	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Large Cap Fund
	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations
Investment income, net	$5,956,816	$7,248,407
Net realized gain (loss) on investments and foreign currency transactions	93,935,443	98,387,289
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(123,969,436)	39,988,495
Net increase (decrease) in net assets resulting from operations	(24,077,177)	145,624,191
Total distributions to shareholders[1]	(121,477,531)	(86,854,203)
From capital share transactions:
Investor Class
Proceeds from shares sold	1,854,205	717,200
Proceeds from reinvestment of distributions	378,040	86,920
Cost of shares redeemed	(469,237)	(4,493)
Net increase (decrease) from Individual Investor Class transactions	1,763,008	799,627
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	2,183,271	2,544,197
Proceeds from reinvestment of distributions	120,740,909	86,548,028
Cost of shares redeemed	(105,880,616)	(219,225,445)
Net increase (decrease) from Institutional Class transactions	17,043,564	(130,133,220)
Class R
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class R transactions
Net increase (decrease) from capital share transactions	18,806,572	(129,333,593)
Net increase (decrease) in net assets	(126,748,136)	(70,563,605)
Net assets
Beginning of period	719,386,964	789,950,569
End of period[2]	$592,638,828	$719,386,964

[1]

Total distributions to shareholders from the Large Cap Fund for the year ended December 31, 2017 include distributions from Net Investment Income of $4,736 and $7,210,885, and distributions from Capital Gains of $84,125 and $79,554,457 for Investor Class shares and Institutional Class shares, respectively.

Total distributions to shareholders from the Mid Cap Fund for the year ended December 31, 2017 include distributions from Net Investment Income of $2,959 and $651,484, and distributions from Capital Gains of $87,870 and $10,183,452 for Investor Class shares and Institutional Class shares, respectively.

Total distributions to shareholders from the Small Cap Fund for the year ended December 31, 2017 include distributions from Net Investment Income of $351,030, $58,113 and $2,071,336, and distributions from Capital Gains of $3,765,094, $566,632 and $8,413,570 for Investor Class shares, Class A shares and Institutional Class shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS	116

Mid Cap Fund		Small Cap Fund		ESG Beta Quality Fund
Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

$1,117,860	$680,244	$1,629,715	$2,969,938	$3,528,050	$2,567,507
5,681,483	13,181,376	38,085,766	21,960,809	10,225,979	7,104,679
(22,766,172)	5,874,723	(143,894,122)	45,319,689	(22,506,699)	30,253,018
(15,966,829)	19,736,343	(104,178,641)	70,250,436	(8,752,670)	39,925,204
(8,670,038)	(10,925,765)	(63,093,193)	(15,225,775)	(14,594,985)	(9,425,044)

265,257	910,461	27,143,565	61,624,298	6,906,257	11,581,693
95,684	90,616	14,901,248	3,938,892	9,849,538	7,125,272
(75,297)	(122,675)	(106,433,647)	(129,180,600)	(30,715,552)	(40,487,056)
285,644	878,402	(64,388,834)	(63,617,410)	(13,959,757)	(21,780,091)

		2,726,982	9,640,883	871,385	1,805,111
		1,457,637	578,488	385,235	238,860
		(14,876,475)	(24,878,475)	(765,281)	(1,587,676)
		(10,691,856)	(14,659,104)	491,339	456,295

290,918	169,169	208,965,645	268,927,524	23,489,257	18,310,653
8,572,877	10,834,936	35,907,879	8,708,526	3,905,430	1,646,124
(20,188,249)	(54,513,869)	(387,138,870)	(217,140,698)	(9,238,350)	(9,297,910)
(11,324,454)	(43,509,764)	(142,265,346)	60,495,352	18,156,337	10,658,867

			1,343,627		60,075
			—		—
			(5,989,744)		(1,766,489)
			(4,646,117)		(1,706,414)
(11,038,810)	(42,631,362)	(217,346,036)	(22,427,279)	4,687,919	(12,371,343)
(35,675,677)	(33,820,784)	(384,617,870)	32,597,382	(18,659,736)	18,128,817

139,661,258	173,482,042	831,212,497	798,615,115	212,642,939	194,514,122
$103,985,581	$139,661,258	$446,594,627	$831,212,497	$193,983,203	$212,642,939

Total distributions to shareholders from the ESG Beta Quality Fund for the year ended December 31, 2017 include distributions from Net Investment Income of $1,885,804, $68,358 and $538,531, and distributions from Capital Gains of $5,389,555, $184,711 and $1,358,085 for Investor Class shares, Class A shares and Institutional Class shares, respectively.

[2]

Net assets at end of period for the year ended December 31, 2017 includes undistributed net investment income of $0, $0, $0 and $165,570 for the Large Cap Fund, Mid Cap Fund, Small Cap Fund and ESG Beta Quality Fund, respectively.

117	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	ESG Beta Dividend Fund
	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations
Investment income, net	$3,128,795	$3,280,434
Net realized gain (loss) on investments and foreign currency transactions	1,471,924	212,681
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(9,179,815)	22,087,907
Net increase (decrease) in net assets resulting from operations	(4,579,096)	25,581,022
Total distributions to shareholders[2]	(4,474,817)	(3,423,944)
From capital share transactions:
Investor Class
Proceeds from shares sold	2,109,381	367,609
Proceeds from reinvestment of distributions	49,133	6,555
Cost of shares redeemed	(424,469)	(53,240)
Net increase (decrease) from Individual Investor Class transactions	1,734,045	320,924
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	574,498	35,312
Proceeds from reinvestment of distributions	4,423,030	3,416,958
Cost of shares redeemed	(30,001,142)	(13,000,000)
Net increase (decrease) from Institutional Class transactions	(25,003,614)	(9,547,730)
Class R
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class R transactions
Net increase (decrease) from capital share transactions	(23,269,569)	(9,226,806)
Net increase (decrease) in net assets	(32,323,482)	12,930,272
Net assets
Beginning of period	149,531,208	136,600,936
End of period[3]	$117,207,726	$149,531,208

[1]	Commencement of operations on June 27, 2018.
[2]

Total distributions to shareholders from the ESG Beta Dividend Fund for the year ended December 31, 2017 include distributions from Net Investment Income of $6,438 and $3,187,814, and distributions from Capital Gains of $539 and $229,153 for Investor Class shares and Institutional Class shares, respectively.

Total distributions to shareholders from the Global Environmental Markets Fund for the year ended December 31, 2017 include distributions from Net Investment Income of $528,741, $56,756 and $2,014,280, and distributions from Capital Gains of $4,347,511, $430,243 and $11,964,232 for Investor Class shares, Class A shares and Institutional Class shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS	118

Global Opportunities Fund	Global Environmental Markets Fund		Global Women’s Leadership Fund
Period Ended 12/31/18[1]	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

$1,560	$7,180,029	$2,817,286	$4,594,621	$2,543,490
(137,157)	3,467,341	17,876,323	4,543,929	6,246,932
(2,081,324)	(115,307,007)	87,077,900	(30,295,038)	23,053,549
(2,216,921)	(104,659,637)	107,771,509	(21,156,488)	31,843,971
—	(24,601,219)	(19,341,763)	(11,244,598)	(4,429,812)

134,696	24,299,647	40,712,990	27,719,215	24,804,794
—	4,435,239	4,691,395	3,913,444	2,120,984
(30)	(38,687,270)	(41,826,396)	(21,848,645)	(27,493,615)
134,666	(9,952,384)	3,577,989	9,784,014	(567,837)

	4,306,843	4,803,904
	456,482	438,414
	(4,617,110)	(5,977,573)
	146,215	(735,255)

27,024,652	263,433,141	194,316,210	94,660,752	51,128,743
—	17,446,839	12,649,209	6,036,396	1,718,620
—	(160,411,403)	(33,654,349)	(16,544,918)	(8,232,557)
27,024,652	120,468,577	173,311,070	84,152,230	44,614,806

		335,410
		—
		(3,425,230)
		(3,089,820)
27,159,318	110,662,408	173,063,984	93,936,244	44,046,969
24,942,397	(18,598,448)	261,493,730	61,535,158	71,461,128

—	609,698,880	348,205,150	182,151,553	110,690,425
$24,942,397	$591,100,432	$609,698,880	$243,686,711	$182,151,553

Total distributions to shareholders from the Global Women’s Leadership Fund for the year ended December 31, 2017 include distributions from Net Investment Income of $1,337,614 and $1,252,556, and distributions from Capital Gains of $911,492 and $928,150 for Investor Class shares and Institutional Class shares, respectively.

[3]

Net assets at end of period for the year ended December 31, 2017 includes undistributed net investment income (loss) of $3,272, $(57,889) and $(82,064) for the ESG Beta Dividend Fund, Global Environmental Markets Fund and Global Women’s Leadership Fund, respectively.

119	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	EAFE ESG Leaders Index Fund
	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations
Investment income, net	$16,417,367	$14,135,032
Net realized gain (loss) on investments and foreign currency transactions	(13,512,247)	5,405,870
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(88,136,375)	96,432,097
Net increase (decrease) in net assets resulting from operations	(85,231,255)	115,972,999
Total distributions to shareholders[1]	(15,419,557)	(15,553,251)
From capital share transactions:
Investor Class
Proceeds from shares sold	27,995,455	47,763,495
Proceeds from reinvestment of distributions	1,866,131	2,643,375
Cost of shares redeemed	(61,228,193)	(45,743,529)
Net increase (decrease) from Individual Investor Class transactions	(31,366,607)	4,663,341
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	198,395,377	198,735,762
Proceeds from reinvestment of distributions	12,477,288	12,038,491
Cost of shares redeemed	(247,192,450)	(132,235,626)
Net increase (decrease) from Institutional Class transactions	(36,319,785)	78,538,627
Class R
Proceeds from shares sold		134,742
Proceeds from reinvestment of distributions		—
Cost of shares redeemed		(1,330,457)
Net increase (decrease) from Class R transactions		(1,195,715)
Net increase (decrease) from capital share transactions	(67,686,392)	82,006,253
Net increase (decrease) in net assets	(168,337,204)	182,426,001
Net assets
Beginning of period	684,124,126	501,698,125
End of period[2]	$515,786,922	$684,124,126

[1]

Total distributions to shareholders from the EAFE ESG Leaders Index Fund for the year ended December 31, 2017 include distributions from Net Investment Income of $2,888,709 and $12,664,542 for Investor Class shares and Institutional Class shares, respectively.

Total distributions to shareholders from the Core Bond Fund for the year ended December 31, 2017 include distributions from Net Investment Income of $42,304 and $15,852,783, and distributions from Capital Gains of $4,364 and $1,023,179 for Investor Class shares and Institutional Class shares, respectively.

Total distributions to shareholders from the High Yield Bond Fund for the year ended December 31, 2017 include distributions from Net Investment Income of $11,446,516, $337,464, $10,044,454 and $14,343 for Investor Class shares, Class A shares, Institutional Class shares and Class R shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS	120

Core Bond Fund		High Yield Bond Fund		Balanced Fund
Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

$17,146,769	$15,892,219	$19,951,720	$21,772,151	$27,923,855	$27,691,780
(8,889,342)	763,372	(7,322,455)	6,124,601	136,089,940	111,475,651
(8,759,690)	2,146,891	(23,448,233)	(2,055,990)	(236,378,335)	102,496,518
(502,263)	18,802,482	(10,818,968)	25,840,762	(72,364,540)	241,663,949
(18,085,574)	(16,922,630)	(19,943,186)	(21,862,777)	(49,897,585)	(202,996,650)

2,631,988	3,311,065	33,908,204	60,328,605	77,259,243	94,095,851
79,120	46,088	8,745,497	10,754,166	36,965,250	148,520,049
(1,320,396)	(494,080)	(67,312,690)	(100,590,330)	(192,583,681)	(380,905,789)
1,390,712	2,863,073	(24,658,989)	(29,507,559)	(78,359,188)	(138,289,889)

		1,867,173	2,521,209
		294,312	297,767
		(1,738,221)	(2,702,362)
		423,264	116,614

821,250	82,975,921	46,486,488	73,274,034	76,179,161	228,761,939
17,970,721	16,859,170	7,390,756	7,388,838	10,559,398	46,821,995
(15,135,419)	(7,051,447)	(55,263,696)	(42,536,098)	(198,822,395)	(49,604,993)
3,656,552	92,783,644	(1,386,452)	38,126,774	(112,083,836)	225,978,941

			58,321		421,792
			14,197		—
			(877,900)		(6,966,369)
			(805,382)		(6,544,577)
5,047,264	95,646,717	(25,622,177)	7,930,447	(190,443,024)	81,144,475
(13,540,573)	97,526,569	(56,384,331)	11,908,432	(312,705,149)	119,811,774

700,019,078	602,492,509	413,305,936	401,397,504	2,002,365,874	1,882,554,100
$686,478,505	$700,019,078	$356,921,605	$413,305,936	$1,689,660,725	$2,002,365,874

Total distributions to shareholders from the Balanced Fund for the year ended December 31, 2017 include distributions from Net Investment Income of $8,898,099 and $3,417,417, and distributions from Capital Gains of $144,857,198 and $45,823,936 for Investor Class shares and Institutional Class shares, respectively.

[2]

Net assets at end of period for the year ended December 31, 2017 includes undistributed net investment income (loss) of $(2,001,946), $(2,326), $(213,735) and $18,083,285 for the EAFE ESG Leaders Index Fund, Core Bond Fund, High Yield Bond Fund and Balanced Fund, respectively.

121	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Large Cap Fund
	Year Ended 12/31/18	Year Ended 12/31/17
Investor Class
Shares sold	168,351	66,582
Shares issued in reinvestment of distributions	48,165	8,190
Shares redeemed	(43,179)	(412)
Net increase (decrease) in shares outstanding	173,337	74,360

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	202,368	239,386
Shares issued in reinvestment of distributions	15,305,123	8,150,188
Shares redeemed	(9,495,832)	(20,122,892)
Net increase (decrease) in shares outstanding	6,011,659	(11,733,318)

	ESG Beta Dividend Fund
	Year Ended 12/31/18	Year Ended 12/31/17
Investor Class
Shares sold	176,903	35,024
Shares issued in reinvestment of distributions	4,635	591
Shares redeemed	(38,775)	(4,934)
Net increase (decrease) in shares outstanding	142,763	30,681

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	49,024	3,451
Shares issued in reinvestment of distributions	407,811	309,526
Shares redeemed	(2,607,666)	(1,199,017)
Net increase (decrease) in shares outstanding	(2,150,831)	(886,040)

[1]	Commencement of Operations on June 27, 2018.

SEE NOTES TO FINANCIAL STATEMENTS	122

Mid Cap Fund		Small Cap Fund		ESG Beta Quality Fund
Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

24,469	80,710	1,712,488	3,987,956	346,520	637,330
10,890	8,156	1,268,191	257,954	566,137	366,696
(6,863)	(10,763)	(6,855,862)	(8,379,786)	(1,524,943)	(2,206,108)
28,496	78,103	(3,875,183)	(4,133,876)	(612,286)	(1,202,082)

		170,581	626,850	43,454	100,972
		124,372	38,071	22,231	12,339
		(923,444)	(1,588,940)	(38,407)	(83,645)
		(628,491)	(924,019)	27,278	29,666

26,520	15,072	13,248,223	17,270,957	1,132,971	964,010
971,708	974,870	3,027,646	563,915	218,111	82,437
(1,840,484)	(4,879,369)	(25,209,722)	(13,931,801)	(460,144)	(509,915)
(842,256)	(3,889,427)	(8,933,853)	3,903,071	890,938	536,532

Global Opportunities Fund	Global Environmental Markets Fund		Global Women’s Leadership Fund
Period Ended 12/31/18[1]	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

13,741	1,570,344	2,749,891	1,104,657	1,082,859
—	328,674	294,192	173,919	88,070
(3)	(2,518,707)	(2,777,243)	(870,126)	(1,180,407)
13,738	(619,689)	266,840	408,450	(9,478)

	273,883	323,083
	33,851	27,546
	(300,947)	(386,717)
	6,787	(36,088)

2,702,469	16,808,306	12,731,664	3,776,638	2,182,540
—	1,283,472	788,198	268,772	70,269
—	(10,844,638)	(2,233,222)	(682,478)	(356,803)
2,702,469	7,247,140	11,286,640	3,362,932	1,896,006

123	SEE NOTES TO FINANCIAL STATEMENTS

	EAFE ESG Leaders Index Fund
	Year Ended 12/31/18	Year Ended 12/31/17
Investor Class
Shares sold	3,063,037	5,515,881
Shares issued in reinvestment of distributions	214,296	296,232
Shares redeemed	(6,705,211)	(5,154,834)
Net increase (decrease) in shares outstanding	(3,427,878)	657,279

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	22,282,794	22,849,844
Shares issued in reinvestment of distributions	1,467,047	1,367,862
Shares redeemed	(28,565,934)	(15,850,146)
Net increase (decrease) in shares outstanding	(4,816,093)	8,367,560

SEE NOTES TO FINANCIAL STATEMENTS	124

Statements of Changes in Net Assets—Shares of Beneficial Interest, continued

Core Bond Fund		High Yield Bond Fund		Balanced Fund
Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17

269,286	328,887	5,131,750	8,846,297	3,426,578	4,182,153
8,114	4,573	1,331,014	1,574,174	1,689,865	6,953,188
(135,570)	(48,656)	(10,216,674)	(14,741,633)	(8,481,918)	(16,590,657)
141,830	284,804	(3,753,910)	(4,321,162)	(3,365,475)	(5,455,316)

		281,595	368,582
		44,764	43,511
		(262,747)	(394,550)
		63,612	17,543

84,734	8,281,029	7,078,778	10,775,047	3,286,107	9,669,399
1,842,152	1,673,238	1,129,286	1,085,891	475,858	2,161,680
(1,574,756)	(696,120)	(8,417,614)	(6,257,459)	(8,758,108)	(2,191,046)
352,130	9,258,147	(209,550)	5,603,479	(4,996,143)	9,640,033

125	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Large Cap Fund
Investor Class
Year Ended December 31, 2018	$10.56	$0.07	$(0.63)	$(0.56)	$0.07	$1.96
Year Ended December 31, 2017	9.91	0.09	1.95	2.04	0.09	1.30
Period Ended December 31, 2016[5]	10.00	—	(0.08)	(0.08)	0.01	—
Institutional Class
Year Ended December 31, 2018	$10.57	$0.10	$(0.63)	$(0.53)	$0.10	$1.96
Year Ended December 31, 2017	9.91	0.10	1.97	2.07	0.11	1.30
Period Ended December 31, 2016[5]	10.00	0.01	(0.09)	(0.08)	0.01	—

Mid Cap Fund
Investor Class
Year Ended December 31, 2018	$11.14	$0.07	$(1.57)	$(1.50)	$0.05	$0.72
Year Ended December 31, 2017	10.62	0.03	1.41	1.44	0.03	0.89
Period Ended December 31, 2016[6]	10.00	0.14	0.70	0.84	0.12	0.10
Institutional Class
Year Ended December 31, 2018	$11.14	$0.10	$(1.57)	$(1.47)	$0.08	$0.72
Year Ended December 31, 2017	10.61	0.05	1.42	1.47	0.05	0.89
Period Ended December 31, 2016[6]	10.00	0.14	0.71	0.85	0.14	0.10

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	126

December 31, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$2.03	$7.97	(5.01%)	$1,975	0.96%	0.67%	0.96%	54%
1.39	10.56	20.65%	786	0.95%	0.82%	0.95%	57%
0.01	9.91	(0.83%)	1	0.96%	1.06%	0.96%	3%[7]

$2.06	$7.98	(4.79%)	$590,664	0.70%	0.85%	0.70%	54%
1.41	10.57	20.96%	718,601	0.70%	0.94%	0.70%	57%
0.01	9.91	(0.83%)	789,950	0.71%	1.31%	0.71%	3%[7]

$0.77	$8.87	(13.33%)	$1,202	1.18%	0.66%	1.18%	50%
0.92	11.14	13.57%	1,191	1.14%	0.27%	1.14%	34%
0.22	10.62	8.35%	306	1.15%	1.82%	1.15%	53%[7]

$0.80	$8.87	(13.11%)	$102,784	0.93%	0.87%	0.93%	50%
0.94	11.14	13.91%	138,470	0.89%	0.45%	0.89%	34%
0.24	10.61	8.41%	173,176	0.90%	1.75%	0.90%	53%[7]

[5]	Per share data is reflected from the Fund's inception date of December 16, 2016.
[6]	Per share data is reflected from the Fund's inception date of March 31, 2016.
[7]	For purposes of calculating the turnover ratio for the Large Cap Fund and Mid Cap Fund, transactions related to an in-kind subscription have been excluded.

127	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains
Small Cap Fund
Investor Class
Year Ended December 31, 2018	$16.41	$0.00	[5]	$(2.64)	$(2.64)	$0.00	[5]	$1.76
Year Ended December 31, 2017	15.34	0.03		1.30	1.33	0.02		0.24
Year Ended December 31, 2016	13.30	0.12		2.26	2.38	0.10		0.24
Year Ended December 31, 2015	13.92	0.03		(0.56)	(0.53)	0.02		0.07
Year Ended December 31, 2014	13.58	0.12		0.83	0.95	0.10		0.51
Class A
Year Ended December 31, 2018	$16.38	$0.00	[5]	$(2.63)	$(2.63)	$0.01		$1.76
Year Ended December 31, 2017	15.31	0.03		1.30	1.33	0.02		0.24
Year Ended December 31, 2016	13.28	0.12		2.25	2.37	0.10		0.24
Year Ended December 31, 2015	13.90	0.03		(0.56)	(0.53)	0.02		0.07
Year Ended December 31, 2014	13.56	0.13		0.83	0.96	0.11		0.51
Institutional Class
Year Ended December 31, 2018	$16.53	$0.05		$(2.67)	$(2.62)	$0.03		$1.76
Year Ended December 31, 2017	15.44	0.07		1.32	1.39	0.06		0.24
Year Ended December 31, 2016	13.38	0.16		2.27	2.43	0.13		0.24
Year Ended December 31, 2015	14.00	0.06		(0.56)	(0.50)	0.05		0.07
Year Ended December 31, 2014	13.65	0.16		0.83	0.99	0.13		0.51

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Rounds to less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS	128

December 31, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$1.76	$12.01	(15.80%)	$116,887	1.18%	0.03%	1.18%	57%
0.26	16.41	8.77%	223,360	1.19%	0.18%	1.19%	56%
0.34	15.34	17.90%	272,159	1.19%	0.82%	1.19%	49%
0.09	13.30	(3.85%)	216,844	1.22%	0.20%	1.23%	48%
0.61	13.92	7.06%	103,508	1.24%	0.88%	1.37%	167%

$1.77	$11.98	(15.82%)	$12,290	1.18%	0.02%	1.18%	57%
0.26	16.38	8.80%	27,100	1.19%	0.19%	1.19%	56%
0.34	15.31	17.85%	39,477	1.19%	0.84%	1.19%	49%
0.09	13.28	(3.87%)	28,394	1.22%	0.19%	1.23%	48%
0.62	13.90	7.10%	19,698	1.24%	0.91%	1.37%	167%

$1.79	$12.12	(15.59%)	$317,417	0.93%	0.29%	0.93%	57%
0.30	16.53	9.10%	580,752	0.95%	0.45%	0.95%	56%
0.37	15.44	18.17%	482,315	0.94%	1.14%	0.94%	49%
0.12	13.38	(3.62%)	260,786	0.97%	0.44%	0.98%	48%
0.64	14.00	7.31%	77,469	0.99%	1.14%	1.11%	167%

129	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
ESG Beta Quality Fund
Investor Class
Year Ended December 31, 2018	$19.69	$0.32	$(1.20)	$(0.88)	$0.32	$1.07
Year Ended December 31, 2017	16.90	0.23	3.45	3.68	0.23	0.66
Year Ended December 31, 2016	17.55	0.16	0.95	1.11	0.16	1.60
Year Ended December 31, 2015	18.26	0.03	0.38	0.41	0.03	1.09
Year Ended December 31, 2014	17.08	0.12	1.87	1.99	0.11	0.70
Class A
Year Ended December 31, 2018	$19.65	$0.32	$(1.20)	$(0.88)	$0.32	$1.07
Year Ended December 31, 2017	16.86	0.23	3.45	3.68	0.23	0.66
Year Ended December 31, 2016	17.52	0.17	0.93	1.10	0.16	1.60
Year Ended December 31, 2015	18.23	0.04	0.38	0.42	0.04	1.09
Year Ended December 31, 2014	17.06	0.08	1.91	1.99	0.12	0.70
Institutional Class
Year Ended December 31, 2018	$20.23	$0.38	$(1.23)	$(0.85)	$0.37	$1.07
Year Ended December 31, 2017	17.34	0.28	3.55	3.83	0.28	0.66
Year Ended December 31, 2016	17.97	0.19	0.99	1.18	0.21	1.60
Year Ended December 31, 2015	18.66	0.08	0.39	0.47	0.07	1.09
Year Ended December 31, 2014	17.44	0.16	1.91	2.07	0.15	0.70

ESG Beta Dividend Fund
Investor Class
Year Ended December 31, 2018	$11.50	$0.24	$(0.73)	$(0.49)	$0.24	$0.13
Year Ended December 31, 2017	9.86	0.22	1.67	1.89	0.23	0.02
Period Ended December 31, 2016[5]	9.96	0.01	(0.10)	(0.09)	0.01	—
Institutional Class
Year Ended December 31, 2018	$11.50	$0.26	$(0.70)	$(0.44)	$0.27	$0.13
Year Ended December 31, 2017	9.86	0.24	1.67	1.91	0.25	0.02
Period Ended December 31, 2016[5]	9.96	0.01	(0.10)	(0.09)	0.01	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	130

December 31, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$1.39	$17.42	(4.43%)	$134,435	0.90%	1.59%	0.90%	55%
0.89	19.69	21.89%	164,016	0.90%	1.25%	0.90%	36%
1.76	16.90	6.26%	161,041	1.07%	0.93%	1.09%	80%
1.12	17.55	2.20%	161,334	1.24%	0.18%	1.28%	26%
0.81	18.26	11.66%	159,794	1.26%	0.69%	1.32%	29%

$1.39	$17.38	(4.43%)	$5,417	0.90%	1.59%	0.90%	55%
0.89	19.65	21.96%	5,589	0.90%	1.25%	0.90%	36%
1.76	16.86	6.24%	4,296	1.06%	0.96%	1.09%	80%
1.13	17.52	2.24%	3,251	1.24%	0.20%	1.28%	26%
0.82	18.23	11.68%	1,729	1.26%	0.47%	1.33%	29%

$1.44	$17.94	(4.16%)	$54,131	0.65%	1.84%	0.65%	55%
0.94	20.23	22.22%	43,038	0.65%	1.48%	0.65%	36%
1.81	17.34	6.49%	27,580	0.84%	1.08%	0.84%	80%
1.16	17.97	2.50%	38,741	0.99%	0.44%	1.03%	26%
0.85	18.66	11.91%	37,629	1.01%	0.91%	1.07%	29%

$0.37	$10.64	(4.21%)	$1,846	0.90%	2.11%	0.90%	52%
0.25	11.50	19.24%	353	0.90%	2.10%	0.90%	31%
0.01	9.86	(0.89%)	10	0.90%	1.93%	0.90%	0%[6]

$0.40	$10.66	(3.84%)	$115,362	0.65%	2.24%	0.65%	52%
0.27	11.50	19.44%	149,178	0.65%	2.31%	0.65%	31%
0.01	9.86	(0.89%)	136,601	0.65%	2.18%	0.65%	0%[6]

[4]	Not annualized
[5]	Per share data is reflected from the Fund's inception date of December 16, 2016.
[6]	For purposes of calculating the turnover ratio for ESG Beta Dividend Fund, transactions related to an in-kind subscription have been excluded.

131	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Opportunities Fund
Investor Class
Period Ended December 31, 2018[5]	$10.00	$(0.01)		$(0.81)	$(0.82)	$—	$—
Institutional Class
Period Ended December 31, 2018[5]	$10.00	$0.00	[6]	$(0.82)	$(0.82)	$—	$—

Global Environmental Markets Fund
Investor Class
Year Ended December 31, 2018	$16.11	$0.13		$(2.43)	$(2.30)	$0.12	$0.41
Year Ended December 31, 2017	13.16	0.07		3.40	3.47	0.05	0.47
Year Ended December 31, 2016	11.96	0.08		1.19	1.27	0.07	—
Year Ended December 31, 2015	12.25	0.04		(0.21)	(0.17)	0.04	0.08
Year Ended December 31, 2014	12.80	0.07		(0.42)	(0.35)	0.12	0.08
Class A
Year Ended December 31, 2018	$16.09	$0.13		$(2.43)	$(2.30)	$0.12	$0.41
Year Ended December 31, 2017	13.14	0.07		3.40	3.47	0.05	0.47
Year Ended December 31, 2016	11.94	0.08		1.19	1.27	0.07	—
Year Ended December 31, 2015	12.23	0.04		(0.21)	(0.17)	0.04	0.08
Year Ended December 31, 2014	12.78	0.04		(0.38)	(0.34)	0.13	0.08
Institutional Class
Year Ended December 31, 2018	$16.22	$0.17		$(2.46)	$(2.29)	$0.16	$0.41
Year Ended December 31, 2017	13.24	0.10		3.44	3.54	0.09	0.47
Year Ended December 31, 2016	12.03	0.11		1.20	1.31	0.10	—
Year Ended December 31, 2015	12.31	0.07		(0.21)	(0.14)	0.06	0.08
Year Ended December 31, 2014	12.86	0.08		(0.40)	(0.32)	0.15	0.08

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	132

December 31, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$—	$9.18	(8.20%)	$126	1.16%	(0.14%)	2.06%	17%

$—	$9.18	(8.20%)	$24,816	0.92%	0.01%	1.81%	17%

$0.53	$13.28	(14.31%)	$118,980	1.22%	0.83%	1.24%	26%
0.52	16.11	26.42%	154,325	1.23%	0.46%	1.26%	18%
0.07	13.16	10.62%	122,610	1.29%	0.61%	1.34%	30%
0.12	11.96	(1.45%)	104,712	1.40%	0.31%	1.41%	22%
0.20	12.25	(2.78%)	96,255	1.40%	0.56%	1.46%	27%

$0.53	$13.26	(14.33%)	$12,766	1.22%	0.86%	1.24%	26%
0.52	16.09	26.45%	15,383	1.23%	0.47%	1.26%	18%
0.07	13.14	10.62%	13,042	1.30%	0.63%	1.34%	30%
0.12	11.94	(1.44%)	13,330	1.40%	0.30%	1.41%	22%
0.21	12.23	(2.73%)	9,763	1.40%	0.31%	1.46%	27%

$0.57	$13.36	(14.17%)	$459,354	0.97%	1.10%	0.99%	26%
0.56	16.22	26.79%	439,991	0.98%	0.67%	1.02%	18%
0.10	13.24	10.91%	209,759	1.04%	0.86%	1.09%	30%
0.14	12.03	(1.21%)	133,930	1.15%	0.55%	1.16%	22%
0.23	12.31	(2.53%)	87,605	1.15%	0.63%	1.21%	27%

[4]	Not annualized
[5]	Per share data is reflected from the Fund's inception date of June 27, 2018.
[6]	Rounds to less than $0.01.

133	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Women's Leadership Fund
Investor Class
Year Ended December 31, 2018	$25.02	$0.47	$(2.39)	$(1.92)	$0.44	$0.64
Year Ended December 31, 2017	20.56	0.39	4.69	5.08	0.36	0.26
Year Ended December 31, 2016	19.75	0.39	0.79	1.18	0.37	—
Year Ended December 31, 2015	20.43	0.33	(0.53)	(0.20)	0.32	0.16
Year Ended December 31, 2014[5]	21.78	0.47	0.84	1.31	0.45	2.21
Institutional Class
Year Ended December 31, 2018	$25.13	$0.53	$(2.40)	$(1.87)	$0.50	$0.64
Year Ended December 31, 2017	20.65	0.43	4.73	5.16	0.42	0.26
Year Ended December 31, 2016	19.83	0.42	0.82	1.24	0.42	—
Year Ended December 31, 2015	20.52	0.38	(0.54)	(0.16)	0.37	0.16
Year Ended December 31, 2014[5]	21.86	0.39	0.99	1.38	0.51	2.21

EAFE ESG Leaders Index Fund
Investor Class
Year Ended December 31, 2018	$9.36	$0.22	$(1.43)	$(1.21)	$0.20	$—
Year Ended December 31, 2017	7.79	0.21	1.57	1.78	0.21	—
Year Ended December 31, 2016	8.13	0.20	(0.35)	(0.15)	0.19	—
Year Ended December 31, 2015	8.19	0.16	(0.08)	0.08	0.14	0.00	[9]
Period Ended December 31, 2014[6]	8.84	0.20	(0.70)	(0.50)	0.11	0.04
Institutional Class
Year Ended December 31, 2018	$9.19	$0.23	$(1.40)	$(1.17)	$0.22	$—
Year Ended December 31, 2017	7.65	0.21	1.56	1.77	0.23	—
Year Ended December 31, 2016	7.99	0.21	(0.34)	(0.13)	0.21	—
Year Ended December 31, 2015	8.05	0.18	(0.08)	0.10	0.16	0.00	[9]
Year Ended December 31, 2014[7]	8.84	0.34	(0.80)	(0.46)	0.29	0.04

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]

Effective June 4, 2014, the Global Women's Leadership Fund acquired the assets of the Pax World Global Women's Equality Fund, Pax World Global Women's Equality Fund (the "Predecessor Fund") is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the period prior to June 4, 2014 is that of the Predecessor Fund. and does not reflect the deduction of any applicable sales charges.

[6]	Per share data is reflected from class inception date of March 31, 2014
[7]

Pax MSCI EAFE ESG Leaders Index Fund acquired the assets of Pax World International Fund, a series of Pax World Funds Series Trust I, and the assets of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, on March 31, 2014 (the "Reorganizations"). Pax MSCI EAFE ESG Index ETF (the "Predecessor Fund") is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, performance information shown for the period prior to the Reorganization is that of the Predecessor Fund. Per share data shown for the period prior to the Reorganization has been restated to reflect the share conversion that occurred upon completion of the Reorganizations.

SEE NOTES TO FINANCIAL STATEMENTS	134

December 31, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$1.08	$22.02	(7.74%)	$86,727	0.81%	1.88%	0.83%	67%[8]
0.62	25.02	24.86%	88,332	0.90%	1.69%	0.90%	56%[8]
0.37	20.56	6.01%	72,771	0.92%	1.93%	0.92%	49%[8]
0.48	19.75	(1.08%)	64,587	0.98%	1.62%	0.98%	50%[8]
2.66	20.43	5.95%	55,548	1.09%	2.13%	1.22%	134%[8]

$1.14	$22.12	(7.51%)	$156,960	0.56%	2.09%	0.58%	67%[8]
0.68	25.13	25.14%	93,820	0.65%	1.84%	0.65%	56%[8]
0.42	20.65	6.30%	37,920	0.67%	2.09%	0.67%	49%[8]
0.53	19.83	(0.86%)	20,422	0.74%	1.85%	0.74%	50%[8]
2.72	20.52	6.21%	13,146	0.78%	1.73%	0.84%	134%[8]

$0.20	$7.95	(13.15%)	$77,880	0.80%	2.46%	0.80%	30%[10]
0.21	9.36	23.01%	123,776	0.80%	2.38%	0.80%	42%[10]
0.19	7.79	(1.85%)	97,924	0.80%	2.55%	0.80%	44%[10]
0.14	8.13	0.91%	67,823	0.80%	1.94%	0.80%	86%[10]
0.15	8.19	(5.75%)	37,603	0.80%	2.27%	0.80%	36%[10,11]

$0.22	$7.80	(12.90%)	$437,907	0.55%	2.55%	0.55%	30%[10]
0.23	9.19	23.34%	560,348	0.55%	2.47%	0.55%	42%[10]
0.21	7.65	(1.63%)	402,694	0.55%	2.76%	0.55%	44%[10]
0.16	7.99	1.16%	324,651	0.55%	2.13%	0.55%	86%[10]
0.33	8.05	(5.49%)	89,098	0.55%	3.91%	0.55%	36%[10,11]

[8]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Leadership Fund utilizes one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 30% for the year ended December 31, 2018, 25% for the year ended December 31, 2017, 21% for the year ended December 31, 2016, 25% for the year ended December 31, 2015, and 99% for the year ended December 31, 2014.

[9]	Rounds to less than $0.01
[10]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the EAFE ESG Leaders Index Fund utilizes one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 9% for the year ended December 31, 2018, 16% for the year ended December 31, 2017, 10% for the year ended December 31, 2016, 8% for the year ended December 31, 2015, and 15% for the year ended December 31, 2014.

[11]	For purposes of calculating turnover ratio for the ESG Leaders Index Fund, transactions related to the Reorganization have been excluded.

135	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Core Bond Fund
Investor Class
Year Ended December 31, 2018	$10.04	$0.22	$(0.25)	$(0.03)	$0.23	$—
Year Ended December 31, 2017	10.01	0.21	0.04	0.25	0.21	0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—
Institutional Class
Year Ended December 31, 2018	$10.04	$0.24	$(0.24)	$—	$0.26	$—
Year Ended December 31, 2017	10.01	0.24	0.04	0.28	0.24	0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—

High Yield Bond Fund
Investor Class
Year Ended December 31, 2018	$6.78	$0.33	$(0.53)	$(0.20)	$0.33	$—
Year Ended December 31, 2017	6.71	0.35	0.07	0.42	0.35	—
Year Ended December 31, 2016	6.25	0.38	0.45	0.83	0.37	—
Year Ended December 31, 2015	7.03	0.40	(0.78)	(0.38)	0.40	—
Year Ended December 31, 2014	7.57	0.44	(0.53)	(0.09)	0.44	0.01
Class A
Year Ended December 31, 2018	$6.79	$0.33	$(0.53)	$(0.20)	$0.33	$—
Year Ended December 31, 2017	6.72	0.35	0.07	0.42	0.35	—
Year Ended December 31, 2016	6.26	0.38	0.45	0.83	0.37	—
Year Ended December 31, 2015	7.04	0.40	(0.78)	(0.38)	0.40	—
Year Ended December 31, 2014	7.57	0.43	(0.51)	(0.08)	0.44	0.01
Institutional Class
Year Ended December 31, 2018	$6.75	$0.35	$(0.52)	$(0.17)	$0.35	$—
Year Ended December 31, 2017	6.68	0.36	0.08	0.44	0.37	—
Year Ended December 31, 2016	6.23	0.39	0.45	0.84	0.39	—
Year Ended December 31, 2015	7.01	0.42	(0.78)	(0.36)	0.42	—
Year Ended December 31, 2014	7.54	0.46	(0.52)	(0.06)	0.46	0.01

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Per share data is reflected from the Fund's inception date of December 16, 2016.

SEE NOTES TO FINANCIAL STATEMENTS	136

December 31, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.23	$9.78	(0.24%)	$4,277	0.71%	2.23%	0.71%	62%
0.22	10.04	2.56%	2,969	0.71%	2.11%	0.71%	60%
0.01	10.01	0.87%	109	0.74%	1.99%	0.74%	1%[6]

$0.26	$9.78	0.01%	$682,201	0.46%	2.50%	0.46%	62%
0.25	10.04	2.82%	697,050	0.46%	2.34%	0.46%	60%
0.01	10.01	0.93%	602,384	0.49%	2.23%	0.49%	1%[6]

$0.33	$6.25	(3.07%)	$162,841	0.97%	5.01%	0.97%	57%
0.35	6.78	6.37%	201,953	0.99%	5.14%	0.99%	91%
0.37	6.71	13.81%	228,936	0.99%	5.90%	0.99%	111%
0.40	6.25	(5.74%)	242,038	0.96%	5.82%	0.96%	78%
0.45	7.03	(1.41%)[7]	351,180	0.98%	5.81%	0.98%	74%

$0.33	$6.26	(3.05%)	$5,747	0.97%	5.01%	0.97%	57%
0.35	6.79	6.36%	5,798	0.99%	5.13%	0.99%	91%
0.37	6.72	13.80%	5,623	0.98%	5.88%	0.98%	111%
0.40	6.26	(5.73%)	5,923	0.96%	5.87%	0.96%	78%
0.45	7.04	(1.27%)[7]	3,061	0.98%	5.80%	0.98%	74%

$0.35	$6.23	(2.70%)	$188,333	0.72%	5.26%	0.72%	57%
0.37	6.75	6.64%	205,555	0.74%	5.37%	0.74%	91%
0.39	6.68	13.96%	166,051	0.74%	6.15%	0.74%	111%
0.42	6.23	(5.54%)	162,425	0.71%	6.08%	0.71%	78%
0.47	7.01	(1.05%)[7]	201,435	0.73%	6.07%	0.73%	74%

[6]	For purposes of calculating the turnover rate for the Core Bond Fund, transactions related to an in-kind subscription have been excluded.
[7]

In 2014, the Investment Adviser reimbursed the Fund $90,278 for a realized loss incurred by the Fund due to a trading error. Before the reimbursement from Adviser for the loss on trading error, the difference in the total return for the year would have been less than 0.005% for each class of shares.

137	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Balanced Fund
Investor Class
Year Ended December 31, 2018	$22.66	$0.33	$(1.23)	$(0.90)	$0.47	$0.15
Year Ended December 31, 2017	22.34	0.30	2.55	2.85	0.20	2.33
Year Ended December 31, 2016	21.76	0.29	0.97	1.26	0.29	0.39
Year Ended December 31, 2015	23.70	0.25	(0.37)	(0.12)	0.20	1.62
Year Ended December 31, 2014	24.47	0.23	1.72	1.95	0.22	2.50
Institutional Class
Year Ended December 31, 2018	$23.01	$0.38	$(1.24)	$(0.86)	$0.53	$0.15
Year Ended December 31, 2017	22.63	0.41	2.53	2.94	0.23	2.33
Year Ended December 31, 2016	22.04	0.35	0.98	1.33	0.35	0.39
Year Ended December 31, 2015	23.97	0.32	(0.37)	(0.05)	0.26	1.62
Year Ended December 31, 2014	24.73	0.29	1.74	2.03	0.29	2.50

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	138

December 31, 2018

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.62	$21.14	(4.08%)	$1,324,582	0.30%[5]	1.44%[6]	0.30%[5]	12%
2.53	22.66	13.16%	1,496,146	0.29%[5]	1.33%	0.30%[5]	14%
0.68	22.34	5.81%	1,596,717	0.77%	1.31%	0.87%	49%
1.82	21.76	(0.53%)	1,596,682	0.87%	1.08%	0.90%	61%
2.72	23.70	8.00%	1,740,414	0.91%	0.91%	0.92%	52%

$0.68	$21.47	(3.85%)	$365,079	0.05%[5]	1.64%[6]	0.05%[5]	12%
2.56	23.01	13.42%	506,220	0.04%[5]	1.79%	0.05%[5]	14%
0.74	22.63	6.06%	279,574	0.52%	1.56%	0.62%	49%
1.88	22.04	(0.23%)	256,640	0.62%	1.34%	0.65%	61%
2.79	23.97	8.21%	248,979	0.66%	1.16%	0.67%	52%

[5]

The expense ratio of the Balanced Fund does not include indirect expenses of the underlying funds the Fund invests in. Indirect expenses of the underlying funds for the year ended December 31, 2018 were 0.61% and for the year ended December 31, 2017 were 0.61%.

[6]

In 2018, the Adviser reimbursed the Fund for expense overpayments related to transfer agent fees in the amount of $223,088 (see Note B). Before the reimbursement by the adviser, the difference in total returns for Investor Class and Institutional Class would have remained the same at (4.08)% and (3.85)%, respectively. The Net Investment Income for Investor Class and Institutional Class would have been 1.42% and 1.62%, respectively.

139	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Notes to Financial Statements

Pax World Funds Series Trust I and Pax World Fund Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (“Trust I”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2018, Trust I offered eleven investment funds: Pax Large Cap Fund (the “Large Cap Fund”), Pax Mid Cap Fund (the “Mid Cap Fund”), Pax Small Cap Fund (the “Small Cap Fund”), Pax ESG Beta Quality Fund (the “ESG Beta Quality Fund”), Pax ESG Beta Dividend Fund (the “ESG Beta Dividend Fund”), Pax Global Opportunities Fund (the “Global Opportunities Fund”), Pax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Pax MSCI EAFE ESG Leaders Index Fund (the “EAFE ESG Leaders Fund”), Pax Core Bond Fund (the “Core Bond Fund”), Pax High Yield Bond Fund (the “High Yield Bond Fund”), and Pax Balanced Fund (the “Balanced Fund”).

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the 1940 Act. Pax Ellevate Global Women’s Leadership Fund (the “Global Women’s Leadership Fund”) is a diversified series of Trust III.

These financial statements relate to all funds (each a “Fund”, collectively, the “Funds”) offered under both Trust I and Trust III (each a “Trust”, collectively, the “Trusts”).

Effective June 27, 2018, the Global Opportunities Fund commenced operations.

The Large Cap Fund, Mid Cap Fund, ESG Beta Dividend Fund, Global Opportunities Fund, Global Women’s Leadership Fund, EAFE ESG Leaders Fund, Core Bond Fund and Balanced Fund each offer two classes of shares—Investor Class shares and Institutional Class shares. The Small Cap Fund, ESG Beta Quality Fund, Global Environmental Markets Fund and High Yield Bond Fund each offer three classes of shares—Investor Class shares, Class A shares and Institutional Class shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

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The Funds seek to avoid investing in issuers that their investment adviser has determined are involved in the manufacture or sale of weapons or manufacture of tobacco products or engage in business practices that their investment adviser determines to be sub-standard from an Environmental, Social and Governance (ESG) or sustainability perspective in relation to their industry, sector, asset class or universe peers.

The Large Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have market capitalizations within the range of the Standard & Poor’s 500 Index as measured by market capitalization.

The Mid Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell Midcap Index as measured by market capitalization.

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The ESG Beta Quality Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in large-capitalization domestic equity securities that the Adviser believes have strong ESG profiles and that exhibit higher “quality” characteristics and reasonable valuations.

The ESG Beta Dividend Fund’s primary investment objective is income and capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the ESG Beta Dividend Fund seeks capital preservation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities that pay dividends.

141

December 31, 2018
Notes to Financial Statements, continued

The Global Opportunities Fund’s investment objective is to seek long term growth of capital by investing in companies benefiting from the transition to a more sustainable global economy. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in companies that its Adviser or Sub-Adviser believe will benefit from the transition to a more sustainable global economy - the shift away from a depletive economy to one that preserves ecological and societal balance for the benefit of future generations. The Fund seeks to invest in companies with durable business models that are well-positioned to benefit from or avoid the risks associated with this transition. Under normal market conditions, the Global Opportunities Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets.

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in the foregoing companies and will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers, including those located in emerging markets.

The Global Women’s Leadership Fund’s investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women’s Leadership Index (the “Women’s Index”), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women’s Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities of the Women’s Index and in American depositary receipts, global depositary receipts and euro depositary receipts representing the component securities of the Women’s Index, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which

142

December 31, 2018

case the Global Women’s Leadership Fund would normally invest at least 30% of its assets) in companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S.

The EAFE ESG Leaders Fund’s investment objective is to seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Leaders Index. The Fund seeks to achieve this objective by investing, under normal circumstances, more than 80% of its total assets in the component securities of the MSCI EAFE ESG Leaders Index and in American depositary receipts, global depositary receipts and euro depositary receipts representing the component securities of the MSCI EAFE ESG Leaders Index.

The Core Bond Fund’s investment objective is to seek income and conservation of principal. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in bonds, which include debt obligations such as mortgage-related securities, securities issued by the United States Government or its agencies and instrumentalities, municipal bonds, corporate bonds and high-impact bonds (which provide financing to support solutions to global sustainability challenges) across the spectrum of issuers, each of which is, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard and Poor’s Ratings Group or Baa3 or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes or debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Bond Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.”

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund uses a team approach to allocate among multiple underlying funds managed by the Adviser (“Underlying Funds”) in order to seek to achieve its investment objectives. The Adviser will allocate the Fund’s assets among Underlying Funds in its sole discretion. The Fund seeks to achieve its investment objectives, under normal market conditions, by investing (directly or

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Notes to Financial Statements, continued

indirectly through the use of Underlying Funds) approximately 50%-75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25%-50% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

Under the Trusts’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts’ maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value (“NAV”), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

144

December 31, 2018

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees of the Trusts (the "Boards" or "Boards of Trustees")(so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Boards have delegated to the Advisers’ Best Execution and Valuation Committee the day-to-day responsibility for making fair value pricing determinations with respect to Fund holdings.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. At December 31, 2018, three securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Core Bond Fund held one security fair valued at $276,251, representing 0.04% of the Fund’s net asset value and the High Yield Bond Fund held three securities fair valued at $78, representing 0.00% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market’s exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified

145

December 31, 2018
Notes to Financial Statements, continued

threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 –	unadjusted quoted prices in active markets for identical investments

● Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

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December 31, 2018

Fixed Income Securities Fixed income securities, including Corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities, Bank Loans and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Affiliated and Unaffiliated Investment Companies Investments in mutual funds are valued at the Funds’ closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2018:

	Level 1	Level 2	Level 3*	Totals
Large Cap
Common Stocks	$579,719,609	$—	$—	$579,719,609
Cash Equivalents	14,904,832	—	—	14,904,832
Total	$594,624,441	$—	$—	$594,624,441
Mid Cap
Common Stocks	$99,230,574	$—	$—	$99,230,574
Cash Equivalents	5,845,417	—	—	5,845,417
Total	$105,075,991	$—	$—	$105,075,991
Small Cap
Common Stocks	$448,605,971	$—	$—	$448,605,971
Cash Equivalents	6,025,623	—	—	6,025,623
Total	$454,631,594	$—	$—	$454,631,594
ESG Beta Quality
Common Stocks	$192,588,908	$—	$—	$192,588,908
Cash Equivalents	1,780,326	—	—	1,780,326
Total	$194,369,234	$—	$—	$194,369,234
ESG Beta Dividend
Common Stocks	$116,471,108	$—	$—	$116,471,108
Cash Equivalents	873,356	—	—	873,356
Total	$117,344,464	$—	$—	$117,344,464

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Notes to Financial Statements, continued

	Level 1	Level 2	Level 3*	Totals
Global Opportunities
Common Stocks	$14,552,394	$9,775,528	$—	$24,327,922
Preferred Stocks	—	210,457	—	210,457
Cash Equivalents	426,182	—	—	$426,182
Total	$14,978,576	$9,985,985	$—	$24,964,561
Global Environmental Markets
Common Stocks	$358,029,528	$227,666,190	$—	$585,695,718
Cash Equivalents	890,911	—	—	890,911
Total	$358,920,439	$227,666,190	$—	$586,586,629
Global Women’s Leadership
Common Stocks	$161,288,556	$72,070,990	$—	$233,359,546
Preferred Stocks	—	343,277	—	343,277
Exchange-Traded Funds	7,048,966	—	—	7,048,966
Rights	—	—	—	—
Cash Equivalents	268,898	—	—	268,898
Total	$168,606,420	$72,414,267	$—	$241,020,687
EAFE ESG Leaders
Common Stocks	$—	$501,092,943	$—	$501,092,943
Preferred Stocks	—	2,029,587	—	2,029,587
Rights	59,384	—	—	59,384
Exchange-Traded Funds	6,089,325	—	—	6,089,325
Cash Equivalents	1,438,695	—	—	1,438,695
Total	$7,587,404	$503,122,530	$—	$510,709,934
Core Bond
Exchange-Traded Funds	$6,155,122	$—	$—	6,155,122
Community Investment Notes	—	3,097,538	276,251	3,373,789
Corporate Bonds	—	196,991,695	—	196,991,695
U.S. Gov't Agency Bonds	—	996,249	—	996,249
Government Bonds	—	2,014,410	—	2,014,410
Municipal Bonds	—	29,202,396	—	29,202,396
U.S. Treasury Notes	—	207,283,369	—	207,283,369
Mortgage-Backed Securities	—	212,695,930	—	212,695,930
Medium Term Certificates of Deposit	—	485,508	—	485,508
Cash Equivalents	24,603,036	—	—	24,603,036
Total	$30,758,158	$652,767,095	$276,251	$683,801,504

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	Level 1	Level 2	Level 3*	Totals
High Yield Bond
Common Stocks	$409,865	$—	$78	$409,943
Preferred Stocks	954,030	—	0	954,030
Corporate Bonds	—	338,751,951	—	338,751,951
Loans	—	972,747	—	972,747
U.S. Treasury Notes	—	2,498,096	—	2,498,096
Cash Equivalents	8,267,495	1,000,000	—	9,267,495
Total	$9,631,390	$343,222,794	$78	$352,854,262
Balanced
Affiliated Investment Companies	$1,650,376,536	$—	$—	$1,650,376,536
Cash Equivalents	38,133,412	—	—	38,133,412
Total	$1,688,509,948	$—	$—	$1,688,509,948

*	Table includes securities valued at zero.

See Schedules of Investments for additional detailed industry classifications.

Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The High Yield Bond Fund holds two securities of the same issuer which are deemed to be valued at zero based on company financial statements, and one security based on broker valuation levels. The Core Bond Fund holds a position in a Community Investment note which is valued based on a general obligation by the parent entity to limit investment exposure on the note.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds (except Core Bond Fund and High Yield Bond Fund) expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually.

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Notes to Financial Statements, continued

The Core Bond Fund and High Yield Bond Fund expect to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on the Core Bond Fund and High Yield Bond Fund shares the day after the Funds receive his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees’ fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no federal income or excise tax provision is required. The Funds are treated as separate entities for federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some Fund investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, a Fund may at times be unable to sell

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non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If a Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending The Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Boards of Trustees. At December 31, 2018, non-cash collateral consisted of U.S. Treasuries, short-term U.S. Government agency obligations and sovereign debt.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

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Notes to Financial Statements, continued

As of December 31, 2018, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value *	Over (Under) Collateralized
Large Cap	$15,998,156	$2,346,095	$13,938,184	$286,123
Mid Cap	2,659,969	1,020,000	1,670,309	30,340
Small Cap	46,027,861	5,399,931	41,338,742	710,812
ESG Beta Quality	2,405,969	459,816	1,987,737	41,584
ESG Beta Dividend	1,461,908	293,709	1,214,891	46,692
Global Women's Leadership	3,443,751	—	3,486,790	43,039
Core Bond	1,415,146	858,285	582,313	25,452

*	Non-cash collateral is not included in the financial statements.

For the Large Cap Fund, Mid Cap Fund, Small Cap Fund, ESG Beta Quality Fund, ESG Beta Dividend Fund and Women’s Leadership Fund all of the securities on loan at December 31, 2018 are classified as Common Stocks in each Fund’s Schedule of Investments. For the Core Bond Fund all of the securities on loan at December 31, 2018 are classified as Corporate Bonds on the Fund’s Schedule of Investments.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Trust I and Trust III have entered into Investment Advisory Contracts (the “Management Contracts”) with Impax Asset Management LLC (“IAM”) and Pax Ellevate Management LLC (“PEM”), respectively (each, the “Adviser”, and collectively, the “Advisers”). Pursuant to the terms of the Management Contracts, the Advisers, subject to the supervision of the Boards of Trustees of the Trusts, are responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies.

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Pursuant to the Management Contracts, the Advisers have contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Advisers also have contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Advisers at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Average Net Asset Value of Fund
Fund	Annual Rate
Large Cap	0.65%
Mid Cap	0.75%
Small Cap	0.75%
ESG Beta Quality	0.65%[1]
ESG Beta Dividend	0.65%[1]
Global Opportunities	0.80%[2]
Global Environmental Markets	0.80%[3]
Global Women's Leadership	0.55%[1,4]
EAFE ESG Leaders	0.55%[1]
Core Bond	0.40%
High Yield Bond	0.50%
Balanced	0.05%[1]

[1]

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent, custodian fees, legal fees and other expenses.

[2]

The Adviser has voluntarily waived a portion of the management fee from assets attributable to $2 million investment in the Fund. There is no guarantee that the Adviser will continue to provide the waiver in the future.

[3]

Effective May 1, 2018 the management fee changed to 0.80% based on average net assets up to $1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion. Prior to May 1, 2018, the Fund’s advisory fee was 0.80%. Prior to May 1, 2018, the Fund’s annual rate (expressed as percentage of the average daily net assets of the Fund) was 0.80% on all assets.

[4]

Effective February 26, 2018, the Adviser contractually agreed to waive 0.10% of its management fee resulting in a net rate of 0.55%. Effective May 1, 2018, the waiver was replaced with a contractual reduction of the management fee to 0.55%. Prior to May 1, 2018 the Fund’s advisory fee was 0.65%.

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Notes to Financial Statements, continued

For the period ended December 31, 2018, the Funds incurred the following advisory fees:

Fund	Amount
Large Cap	$4,566,589
Mid Cap	961,125
Small Cap	5,588,740
ESG Beta Quality	1,385,350
ESG Beta Dividend	907,953
Global Opportunities	110,343
Global Environmental Markets	5,540,764
Global Women's Leadership	1,325,032
EAFE ESG Leaders	3,561,347
Core Bond	2,743,218
High Yield Bond	1,941,257
Balanced	938,183

The Adviser has contractually agreed to reimburse the Funds or limit expenses of the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Expense Caps
Fund	Investor	Class A	Institutional
ESG Beta Quality [1]	0.90%	0.90%	0.65%
ESG Beta Dividend [1]	0.90%		0.65%
Global Opportunities [2]	1.23%		0.98%
Global Environmental Markets [3]	1.23%	1.23%	0.98%
Global Women's Leadership [1,4]	0.80%		0.55%
EAFE ESG Leaders [1]	0.80%		0.55%
Balanced [1]	0.30%		0.05%

[1]

Expense caps for funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

[2]

The Adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that they exceed the expense caps indicated. The reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before December 31, 2021.

[3]

The Adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent they exceed the expense caps indicated. This reimbursement arrangement expired on December 31, 2018.

[4]	Prior to February 26, 2018 expenses were capped at 0.90% and 0.65% of Investor Class shares and Institutional Class shares, respectively.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and

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(vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the period ended December 31, 2018, the dollar amount of expense reimbursements were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Investor	Class A	Institutional
Global Opportunities	$224		$114,811
Global Environmental Markets	25,083	$2,746	99,666

In addition, the Adviser voluntarily waived $8,151 of its management fee from the Global Opportunities Fund. The adviser contractually waived $35,657 of its management fee from the Global Women's Leadership Fund.

In 2018, the Adviser reimbursed the Balanced Fund in the amount of $223,088 for prior payments made in excess of limitations approved by the Board of Trustees. This reimbursement is included in “other income” on the Statement of Operations.

The Trusts have adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a distribution fee equal to 0.25% of the annual average daily net assets attributable to the Investor Class shares and Class A shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Adviser.

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Notes to Financial Statements, continued

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended December 31, 2018 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Gov’t Bonds	Investments[1]	U.S. Gov’t Bonds
Large Cap	$373,185,293	$—	$473,186,334	$—
Mid Cap	60,355,099	—	77,166,247	—
Small Cap	405,402,544	—	644,077,304	—
ESG Beta Quality	115,576,226	—	120,512,982	—
ESG Beta Dividend	71,617,872	—	95,665,347	—
Global Opportunities	31,149,239	—	4,408,092	—
Global Environmental Markets	274,965,889	—	177,087,679	—
Global Women's Leadership	238,185,633	—	153,485,684	—
EAFE ESG Leaders	194,682,143	—	266,132,709	—
Core Bond	191,735,172	239,423,018	146,573,385	266,889,030
High Yield	212,152,228	—	232,382,739	—
Balanced	227,693,660		294,737,776

[1]	Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at December 31, 2018 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2018 were as follows for the Funds:

Fund	Identified cost of investments for federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Large Cap	$538,218,004	$107,779,308	$51,372,871	$56,406,437
Mid Cap	101,325,033	14,456,121	10,705,163	3,750,958
Small Cap	485,928,936	31,900,441	63,197,783	(31,297,342)
ESG Beta Quality	130,731,920	68,008,725	4,371,411	63,637,314
ESG Beta Dividend	97,822,828	22,540,127	3,018,491	19,521,636
Global Opportunities	27,045,933	337,437	2,418,809	(2,081,372)
Global Environmental Markets	570,993,554	68,027,547	52,434,472	15,593,075
Global Women's Leadership	245,359,149	17,720,210	22,058,672	(4,338,462)
EAFE ESG Leaders	525,774,478	47,942,474	63,007,018	(15,064,544)
Core Bond	693,405,895	2,092,906	11,697,297	(9,604,391)
High Yield	377,311,105	713,103	25,169,946	(24,456,843)
Balanced	1,715,450,320	12,839,960	39,780,332	(26,940,372)

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At December 31, 2018 the Beta Quality Fund, Global Opportunities Fund, Global Environmental Markets Fund, Global Women’s Leadership Fund and EAFE ESG Leaders Fund had unrealized foreign currency gains (losses) of $(274); $48; $(4,898); $(525); and $(20,172), respectively.

Netting Agreements During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2018, there is no collateral held at the counterparty that would be offset by a master netting agreement that the Funds have with the counterparty. The Funds did not hold any derivative instruments as of December 31, 2018.

Affiliated Investments The term “affiliated company” includes other investment companies that are managed by a Fund’s Adviser. At December 31, 2018, the Balanced Fund held the following investments in affiliated Funds:

Fund	Shares Held at 12/31/17	Gross Additions	Gross Reductions	Shares Held at 12/31/18
Balanced
Core Bond	69,273,277	1,841,030	1,560,874	69,553,433
EAFE ESG Leaders	26,348,540	442,506	10,502,018	16,289,028
ESG Beta Dividend	12,965,138	406,183	2,607,560	10,763,761
Global Environmental Markets	—	1,107,513	—	1,107,513
Global Opportunities	—	2,500,000	—	2,500,000
Large Cap	67,837,134	15,274,925	9,409,772	73,702,287
Mid Cap	12,404,360	969,050	1,822,427	11,550,983

Fund	Value at 12/31/17	Dividend Income	Realized Gains/ Losses[1]	Net change in Unrealized Appreciation/ Depreciation	Value at 12/31/18
Balanced
Core Bond	$695,503,701	$18,085,626	$(735,830)	$(17,495,098)	$680,232,578
EAFE ESG Leaders	242,143,087	3,764,313	2,502,090	(26,355,070)	127,054,421
ESG Beta Dividend	149,099,086	2,995,936	4,862,979	(12,216,309)	114,741,693
Global Environmental Markets	—	121,201	436,307	(2,761,129)	14,796,378
Global Opportunities	—	—	—	(2,050,000)	22,950,000
Large Cap	717,038,507	5,786,974	120,866,140	(150,547,372)	588,144,250
Mid Cap	138,184,566	883,038	8,342,970	(24,953,357)	102,457,216
Total	$1,941,968,947	$31,637,088	$136,274,656	$(236,378,335)	$1,650,376,536

[1]	Includes realized capital gain distributions from an affiliated fund, if any.

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Notes to Financial Statements, continued

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trusts or other accounts managed by the Advisers pursuant to “Cross-Trading” Procedures adopted by the Trusts’ Boards of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective Fund from or to another Fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the period ended December 31, 2018, the Global Women’s Leadership Fund, the EAFE ESG Leaders Fund and High Yield Bond Fund engaged in cross-trades. The Global Women’s Leadership Fund, the EAFE ESG Leaders Fund and High Yield Bond Fund had total purchases of $2,336,939, $4,527,290 and $401,281, respectively, and total sales of $4,527,290, $2,336,939 and $0, respectively. The Global Women’s Leadership Fund and EAFE ESG Leaders Fund had net losses of $31,897 and $68,982, respectively.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At December 31, 2018, the Core Bond Fund held $60,241,662 or 8.78% of net assets and the High Yield Bond Fund held $196,517,281 or 55.06% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2018, the Core Bond Fund held $4,244,553 of illiquid securities representing 0.62% of net assets and High Yield Bond Fund held $3,495,790 of illiquid securities, representing 0.98% of net assets. The Fund will classify as “illiquid” all securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

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Security	Acquisition Date Range	Cost	Market Value
Core Bond
CINI Investment Note, 2.000%, 10/31/20	11/01/17 - 11/01/17	$276,251	$276,251
Community Credit Union of Lynn, 2.200%, 11/29/22	11/14/17 - 11/14/17	250,000	238,965
Mastr Asset Backed Securities Trust 2007-NCW, 144A, 2.915%, 05/25/37	07/06/17 - 07/06/17	1,559,131	1,564,021
Self-Help Federal Credit Union, 1.700%, 04/13/20	04/06/18 - 04/06/18	250,000	246,543
Tesla Energy Operations, Inc., 4.700%, 05/29/25	05/26/15 - 05/26/15	1,985,073	1,918,773

High Yield Bond
Charlotte Russe, Inc.	02/02/18 - 02/02/18	145,950	78
Charlotte Russe, Inc., 8.500%, 02/05/23	02/02/18 - 02/02/18	2,979,048	972,747
HNA Echotech Panorama Cayman Co. Ltd., 144A, 8.000%, 04/15/21	03/20/14 - 03/27/14	1,602,645	1,522,965
Interactive Health, Inc.	03/19/04 - 10/01/13	178,981	0
Interactive Health, Inc., 0.000%	03/19/04 - 10/01/13	357,962	0
Beneficial State Bank, 1.000%, 01/21/19	01/21/18 - 01/21/18	200,000	200,000
Self Help Credit Union, 1.300%, 01/04/19	01/04/18 - 01/04/18	100,000	100,000
Shared Interest, Inc., 2.400%, 09/30/21	09/30/18 - 09/30/18	500,000	500,000
Urban Partnership Bank, 0.600%, 08/03/19	08/03/18 - 08/03/18	200,000	200,000

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

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December 31, 2018
Notes to Financial Statements, continued

The tax character of distributions paid during 2018 and 2017 was as follows:

	Distributions paid in 2018		Distributions paid in 2017
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Large Cap	$16,966,833	$104,510,698	$21,849,160	$65,005,043
Mid Cap	1,659,326	7,010,712	4,492,596	6,433,169
Small Cap	8,176,966	54,916,227	11,603,515	3,622,260
ESG Beta Quality	3,479,497	11,115,488	2,492,693	6,932,351
ESG Beta Dividend	3,008,950	1,465,867	3,194,252	229,692
Global Opportunities	—	—	N/A	N/A
Global Environmental Markets	12,646,378	11,954,841	3,464,879	15,876,884
Global Women's Leadership	7,662,777	3,581,821	3,688,140	741,672
EAFE ESG Leaders	15,419,557	—	15,553,251	—
Core Bond	18,085,574	—	15,895,087	1,027,617
High Yield Bond	19,943,186	—	21,862,777	—
Balanced	43,557,388	6,340,197	35,128,127	167,868,523

As of December 31, 2018, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Large Cap	$13,969	$1,596,831	$(206,865)	$56,406,437
Mid Cap	41,495	605,170	—	3,750,958
Small Cap	—	—	(5,245,905)	(31,297,342)
ESG Beta Quality	136,147	316,008	—	63,637,040
ESG Beta Dividend	—	78,207	—	19,521,636
Global Opportunities	—	—	(122,285)	(2,081,324)
Global Environmental Markets	—	—	(12,300,742)	15,588,177
Global Women's Leadership	—	4,823,747	(1,495,598)	(4,338,987)
EAFE ESG Leaders	236,603	—	(22,573,920)	(15,084,716)
Core Bond	3,186	—	(10,044,447)	(9,604,391)
High Yield	—	—	(61,571,298)	(24,456,843)
Balanced	19,530,336	112,271,008	—	(26,940,372)

The Small Cap Fund, Global Opportunities Fund and Global Environmental Markets Fund elected to defer $1,258, $889 and $62,457, respectively, of ordinary losses recognized November 1, 2018 through December 31, 2018 for the Funds' fiscal year ending December 31, 2018; and the Large Cap Fund, Small Cap Fund, Global Environmental Markets Fund and Global Women's Leadership Fund elected to defer $206,865, $5,244,647, $12,238,285 and $1,495,598, respectively, of capital losses recognized between November 1, 2018 and December 31, 2018 for the Funds' fiscal year ending December 31, 2018. These losses are treated for federal income tax purposes as if they had occurred on January 1, 2019.

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As of December 31, 2018, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-term	Long-term
Global Opportunities	$121,396	$—
EAFE ESG Leaders	1,901,110	20,672,810
Core Bond	4,791,845	5,252,602
High Yield Bond	27,846,631	33,519,466

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment related to REITs and PFICs.

For the year ended December 31, 2018, the Funds recorded the following reclassifications:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/ (Loss)	Paid in Capital
Large Cap	$(115,866)	$115,866	$—
Mid Cap	(184,473)	184,473	—
Small Cap	(847,280)	867,676	(20,396)
ESG Beta Quality	(77,976)	77,976	—
ESG Beta Dividend	(96,834)	96,834	—
Global Opportunities	(2,449)	15,761	(13,312)
Global Environmental Markets	(261,443)	331,651	(70,208)
Global Women's Leadership	(9,533)	9,533	—
EAFE ESG Leaders	19,233	(19,233)	—
Core Bond	944,317	(944,317)	—

Uncertain Tax Positions Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2015 through 2018). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the year ended December 31, 2018, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

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Notes to Financial Statements, continued

NOTE E—RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Funds adopted the Final Rule with the impacts being that the Funds are no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASU 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with changes incorporated in this report.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds’ liquidity. The Funds adopted some of the requirements by December 1, 2018; other requirements have been extended to June 1, 2019. Management is currently assessing the remaining requirements and the impact of this rule to the Funds’ financial statements and other filings.

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December 31, 2018
Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of Pax World Funds Series Trust I and Pax World Funds Series Trust III:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pax World Funds Series Trust I (“Trust I”) (comprising Pax Balanced Fund, Pax ESG Beta Quality Fund, Pax Small Cap Fund, Pax High Yield Bond Fund, Pax Global Environmental Markets Fund, Pax MSCI EAFE ESG Leaders Index Fund, Pax Mid Cap Fund, Pax Core Bond Fund, Pax Large Cap Fund, Pax Global Opportunities Fund, Pax ESG Beta Dividend Fund (collectively, with Pax Ellevate Global Women’s Leadership Fund, the “Funds”), and Pax World Funds Series Trust III (“Trust III” and collectively with Trust I, the “Trusts”) (comprising Pax Ellevate Global Women’s Leadership Fund (formerly: Pax Ellevate Global Women’s Index Fund)), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising Trust I	Statement of Operations	Statements of Changes in Net Assets	Financial highlights
Pax Balanced Fund Pax ESG Beta Quality Fund Pax Small Cap Fund Pax High Yield Bond Fund Pax Global Environmental Markets Fund Pax MSCI EAFE ESG Leaders Index Fund	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018
Pax Mid Cap Fund	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For the years ended December 31, 2018 and December 31, 2017 and the period from March 31, 2016 (commencement of operations) through December 31, 2016
Pax Large Cap Fund Pax ESG Beta Dividend Fund Pax Core Bond Fund	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For the years ended December 31, 2018 and December 31, 2017 and the period from December 16, 2016 (commencement of operations) through December 31, 2016
Pax Global Opportunities Fund	For the period from June 27, 2018 (commencement of operations) through December 31, 2018

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Report of Independent Registered Public Accounting Firm, continued

Funds comprising Trust III	Statement of Operations	Statements of Changes in Net Assets	Financial highlights
Pax Ellevate Global Women’s Leadership Fund (formerly: Pax Ellevate Global Women’s Index Fund)	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Pax World Funds Series Trust I and Pax World Funds Series Trust III since 2003.

Boston, Massachusetts
February 19, 2019

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Proxy Voting (Unaudited)

You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax (toll-free) at 800.767.1729 or visiting Pax’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Disclosure (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax’s website at www.paxworld.com or telephoning Pax (toll- free) at 800.767.1729.

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.paxworld.com.

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December 31, 2018

Board Considerations in Approving the New Subadvisory Agreement (Unaudited)

Review Process. The 1940 Act, requires that both the full Board of Trustees (the “Trustees”) of Trust I and a majority of the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Trust I (the “Independent Trustees”), voting separately, approve any new subadvisory agreement, or any amendment thereof, for any series of Trust I.

The 1940 Act also requires that the Trustees of Trust I request and evaluate, and that each of Impax Asset Management LLC (“IAM” or the “Adviser”) and Aperio Group, LLC (“Aperio” or the “Subadviser”) furnish, such information as may reasonably be necessary for the Trustees of Trust I to evaluate the terms of the new subadvisory agreement (the “New Subadvisory Agreement”) by and between IAM and Aperio, the investment subadviser to Pax ESG Beta Quality Fund and Pax ESG Beta Dividend Fund (each a “Fund” and collectively, the “Beta Funds”).

At a meeting held on September 12-13, 2018, the Trustees, including a majority of the Independent Trustees, approved the New Subadvisory Agreement. The Trustees took such action after discussion among themselves and with representatives of the Adviser of the information provided to them by the Adviser relating to the acquisition by Aperio Holdings, LLC, a subsidiary of Golden Gate Capital Opportunity Fund, L.P. and Golden Gate Capital Opportunity Fund - A, L.P. (each a private fund advised by Golden Gate Capital, a private equity firm), of a majority of the outstanding equity interests in Aperio (the “Transaction”).

The Independent Trustees were assisted in their evaluation of the New Subadvisory Agreement by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of subadvisory arrangements, and with whom they met separately from management. The Independent Trustees requested information and discussed with the Adviser information that was provided.

The Trustees considered that the Transaction is structured as a purchase by Golden Gate Capital of a majority of the outstanding equity interests in Aperio. The Trustees, including the Independent Trustees, considered that the Transaction may be deemed to be an “assignment” of the then-current subadvisory agreement (the “Existing Agreement”), resulting in the automatic termination of such agreement under the 1940 Act upon the closing of the Transaction. The Trustees considered that the New Subadvisory Agreement would permit the Subadviser to continue to provide the same services to the Beta Funds that it was then providing, on the same

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terms, following the Transaction. The Trustees further considered the Adviser’s representation that the Transaction was not expected to have a material effect on the management of the Beta Funds.

The Trustees, including the Independent Trustees, considered the Transaction’s potential impact on the day-to-day operations, personnel, organizational structure, capitalization and financial and other resources of Aperio. The Trustees also considered Golden Gate Capital’s fund structure, investor base, culture, and expectation that there would be no disruption to Aperio’s day-to-day operations.

The Trustees, including the Independent Trustees, considered that the Transaction was not expected to cause any reduction in the nature, extent or quality of services now provided to the Beta Funds or to have any adverse effect on the Subadviser’s ability to fulfill its obligations to the Beta Funds under the New Subadvisory Agreement. The Trustees concluded that providing for the continued management of the Beta Funds by the Subadviser following the Transaction would benefit the Beta Funds.

The Trustees, including the Independent Trustees, also considered their deliberations and conclusions in connection with their recent approval of the Existing Agreement, including with respect to (i) the nature, extent and quality of the Subadviser’s services; (ii) the investment performance of the Beta Funds; (iii) the sub-advisory fees paid by IAM to the Subadviser relative to each Fund’s Broadridge peer group; (iv) the direct and indirect benefits to the Subadviser from its relationship with the Beta Funds, including reputational and other “fall out” benefits; and (v) the extent to which the Subadviser may realize economies of scale or other efficiencies in managing and supporting the Beta Funds. The Trustees of Trust I did not consider the profitability of the New Subadvisory Agreement to the Subadviser because the structure of the agreement is such that any profits to the Subadviser reduce the profitability of the Adviser, and the fees payable under the New Subadvisory Agreement were the product of arm’s-length bargaining between the Subadviser and the Adviser. The Trustees noted that they had approved the continuation of the Existing Agreement for the Beta Funds at their June 13-14, 2018 meeting, after evaluating materials provided in connection with the contract review process at their March and June 2018 meetings.

Conclusions. Based on the foregoing and other relevant considerations, the Trustees, including a majority of the Independent Trustees, voted to approve the New Subadvisory Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that approval of the New Subadvisory Agreement would be in the best interests of shareholders of each Fund.

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December 31, 2018

Management of the Funds (Unaudited)

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Joseph Keefe (65)	Trust I: Trustee, Chief Executive Officer (since 2006) Trust III: Trustee, Chief Executive Officer (since 2013)	Chief Executive Officer (2005-2018) and President (2006-present) of IAM; Chief Executive Officer of PEM (2014-present); Trustee, President and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Board of Impax Asset Management Ltd. and Impax Asset Management (AIFM) Ltd. (2018 - present); member of the Boards of Directors of Americans for Campaign Reform (2003-2014), Women Thrive Alliance (2009-2018) and New Hampshire Public Radio (2017 - present); Co-Chair of the Leadership Group of the Women's Empowerment Principles (2014-present).	12
Lindsey Brace Martinez (51)	Trust I: Trustee (since 2018)	Founder and Principal, Starpoint Advisors, LLC (2015-present); Director, Impax Asset Management Group plc (2015-present); Managing Director, Head of Global Client Service and Relations, Cambridge Associates (2009-2015); Chair of the Board of Directors, Novatus Energy, LLC (2016-present); Board Member, Yale Center for Business and Environment (2014-present); Investment Sub-Committee Member, National Geographic Society (2015-present); Member, Advisory Council, Quebec Labrador Foundation (2012-present).	11
Sallie Krawcheck (54)	Trust III: Trustee (since 2014)	Chair of PEM (2014-present); Chief Executive Officer of Ellevest (2016-present); Owner, Ellevate Network (2013-present); Director, 2U (2014-present); Director, Motif Investing (2012-2014); President, Bank of America Wealth Management (2009-2011); Chief Executive Officer, Citi Wealth Management (2007-2008); Chief Financial Officer, Citi (2005-2007); Chief Executive Officer, Smith Barney (2002-2005); Chief Executive Officer, Sanford C. Bernstein & Co. (2001-2002).	1

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December 31, 2018

Interested Trustees and Officers, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
John Boese (55)	Trust I: Chief Compliance Officer (since 2006) Trust III: Chief Compliance Officer (since 2013)	Chief Compliance Officer of IAM (2006-present) and of PEM (2014-present); Chief Compliance Officer of Pax World Funds Trust II (2008-2014).	N/A
Maureen Conley (56)	Trust I: Secretary (since 2006) Trust III: Secretary (since 2013)	Senior Vice President of Shareholder Services/Operations for IAM (2005-present); Secretary of Pax World Funds Trust II (2008-2014).	N/A
Alicia K. DuBois (59)	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)	Chief Financial Officer for IAM (2006-present) and for PEM (2014-present); Treasurer for Pax World Funds Trust II (2008-2014).	N/A
Robert Silva (52)	Trust I: Assistant Treasurer (Since 2015) Trust III: Assistant Treasurer (Since 2015)

Director of Fund Administration for IAM (2014-present) and for PEM (2014-present); Senior Vice President, Fund Accounting and Fund Administration, Huntington Asset Services, Inc. (September 2010 to August 2014); Treasurer and Chief Financial Officer, Unified Series Trust (June 2011 to August 2014); Treasurer and Chief Financial Officer, Capitol Series Trust (September 2013 to August 2014); Treasurer, The Huntington Funds Trust (November 2010 to November 2013); Treasurer, Huntington Strategy Shares (November 2010 to November 2013); Treasurer and Chief Financial Officer, Dreman Contrarian Funds (March 2011 to February 2013); Treasurer, Valued Advisers Trust (February 2013 to December 2013).

N/A

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December 31, 2018

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (64)[2]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Tax Accountant at Shwiff, Levy & Polo, LLP (2018-present); Trustee of Pax World Funds Trust II (2008-2014); Chief Executive Officer and Consultant of North Point Advisors, LLC (2004-present).	12
Anne M. Goggin (69)[2]	Trust I: Trustee (since 2017) Trust III: Trustee (since 2017)	Trustee of RS Investment Trust and RS Variable Products Trust (2006-2016) and Chair (November 2007–September 2012); attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company; Member, Governing Council of the Independent Directors Council.	12
Cynthia Hargadon (63)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Consultant and Partner of North Point Advisors, LLC (2010-present).	12
D'Anne Hurd (68)[2]	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)	Board Advisor, National Association of Corporate Directors, and private investor (2011–present); Chair of the Board, Monzite Corporation (2013–present); member of the Board of Directors, Audit (Chair) and Compensation Committees, Peckham Industries, Inc. (2013–present); member of the Board of Directors, Audit and Compensation Committees, Hiperos, LLC (2011–2014); member of the Board of Directors, Governance (Chair), Audit and Compensation Committees, Micronetics, Inc. (2006–2012); Business Advisory Board member, Myomo, Inc. (2012 –present).	12
John L. Liechty (64)[3]	Trust I: Chairman of the Board of Trustees (since 2014); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Trustee of Pax World Funds Trust II (2009-2014); Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning Solutions, LLC (2010-present); President and CEO, Praxis Mutual Funds (1997-2008).	12

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Disinterested Trustees, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Nancy S. Taylor (63)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Minister & CEO, Old South Church in Boston (2005-present); Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009-present); Board of Managers, Old South Meeting House (2005-present); Trustee Emeritus, Benjamin Franklin Institute of Technology.	12

[1]

A Trustee of the Funds holds office until a successor is chosen and qualified. An Officer of the Funds is appointed by the respective Board of Trustees and holds office until a successor is chosen and qualified.

[2]

Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The committee met three times in 2018.

[3]

Designates a member of the Governance and Compliance Committee. The Governance and Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The committee met three times in 2018.

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Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate Dividends Received Deduction (DRD) are as follows:

	QDI%	DRD%
Large Cap	100.00%	100.00%
Mid Cap	100.00%	100.00%
Small Cap	100.00%	100.00%
ESG Beta Quality	100.00%	100.00%
ESG Beta Dividend	100.00%	100.00%
Global Opportunities	100.00%	0.00%
Global Environmental Markets	100.00%	56.43%
Global Women's Leadership	100.00%	55.24%
EAFE ESG Leaders	100.00%	0.00%
Core Bond	0.45%	0.00%
High Yield Bond	0.38%	0.38%
Balanced	98.24%	0.00%

For the fiscal year ended December 31, 2018 the EAFE ESG Leaders Fund earned foreign source income totaling $22,133,354 and paid $1,887,460 foreign taxes which it intends to pass through to its shareholders.

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Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World Funds through our web site. You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how we voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA 2/19.

173

Item 2.	Code of Ethics.

As of December 31, 2018, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Adrian Anderson, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Mr. Anderson is “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $21,800 and $21,800 for the fiscal years ended December 31, 2018 and 2017, respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2018 and 2017, respectively.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $11,437 and $11,437 for the fiscal years ended December 31, 2018 and 2017, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2017 and 2016, respectively.

(e) (1) To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2018 and 2017, respectively.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.	Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Companies

Not applicable.

Item 13.	Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust III

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	February 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	February 14, 2019

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 14, 2019